UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 May 2021
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C1	Class C2	Class I
Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	NIBCX	FACMX	NIBMX	FAMTX
Nuveen Minnesota Municipal Bond Fund	FJMNX	NTCCX	FCMNX	NMBCX	FYMNX
Nuveen Nebraska Municipal Bond Fund	FNTAX	NAAFX	FNTCX	NCNBX	FNTYX
Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	NAFOX	–	NIMOX	FORCX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Global economic activity has continued to rebound, driving both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have upgraded their economic forecasts but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and market observers, while the Fed and other central banks believe it to be more transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the virus spread. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
July 22, 2021

Portfolio Managers’
Comments
Nuveen Minnesota Intermediate Municipal Bond Fund
Nuveen Minnesota Municipal Bond Fund
Nuveen Nebraska Municipal Bond Fund
Nuveen Oregon Intermediate Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Christopher L. Drahn, CFA, and Michael S. Hamilton review economic and market conditions, key investment strategies and the performance of the Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund. Chris has managed the Nuveen Minnesota Intermediate Municipal Bond Fund since 1994 and the Nuveen Minnesota Municipal Bond Fund since 2016. Michael has managed the Nuveen Nebraska Municipal Bond Fund since 2016 and the Nuveen Oregon Intermediate Municipal Bond Fund since 1997.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 compared to 2019’s annual level. After falling into a deep recession in February 2020 due to the restrictions put on business and social activity to mitigate the COVID-19 spread, the economy bounced back with the help of several factors. These included: Federal government stimulus aiding individuals and businesses, accommodative monetary policy by the Fed that kept borrowing costs low and a gradual reopening of businesses with the roll-out of several FDA approved vaccines. U.S. GDP growth picked up pace in the first quarter of 2021, growing at an annualized rate of 6.4% according to the Bureau of Economic Analysis “second” estimate, an increase from 4.3% (annualized) in the fourth quarter of 2020. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Consumer spending, the largest driver of the economy, rebounded markedly from the steep declines early in the health crisis. Although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections, consumer demand resumed in 2021 as vaccination rates increased and lockdown restrictions eased, eligible Americans received another government stimulus check and the job market continued to improve. By May 2021, the U.S. unemployment rate had fallen to 5.8%, a significant improvement from 13.3% in May 2020 and from the pandemic peak of 14.8% in April 2020, according to the Bureau of Labor Statistics (BLS). The average hourly earnings rate increased, growing at an annualized rate of 2.0% in May 2021, despite the spike in unemployment. However, the BLS pointed out that wage growth trends have been difficult to analyze given the wide variation in average hourly earnings across industries and large fluctuations in employment since February 2020. The overall trend of inflation accelerated, largely due to

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
rising energy prices and the improving economy. The higher annual inflation rate in May 2021 is also the result of the comparison from a year ago, when consumer prices fell sharply as the first lockdowns were imposed in March 2020. The BLS said the Consumer Price Index (CPI) increased 5.0% over the twelve-month reporting period ended May 31, 2021, before seasonal adjustment.
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and engaging in expanded bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. In their meetings throughout the first half of 2021, Fed officials continued to signal that accommodative policy measures will stay in place, asserting that recently higher inflation readings are transitory and the economic recovery remains far from the Fed’s goals.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs, but it is facing legislative hurdles.
By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified the volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries improved the outlook for 2021 and led to risk-on sentiment in the markets. Increasing vaccination rates and some surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns and an increase in long-term interest rates, but central banks reassured the markets that it was too soon to withdraw stimulus measures.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis. In 2021, geopolitical concerns in the Middle East, Russia and Belarus made news headlines, but market impacts were relatively minimal.
Municipal bonds performed well in this reporting period, reflecting a significant recovery from the COVID-19 crisis sell-off in March 2020. At the time, U.S. Treasury yields fell to historic lows and interest rate volatility increased sharply while municipal bond prices became severely dislocated from Treasury prices and credit spreads widened significantly. With ongoing monetary and fiscal interventions from the Fed and U.S. government and credit fundamentals that demonstrated more resilience than initially expected, investor sentiment improved and credit spreads narrowed significantly by the end of the reporting period. Municipal bond yields generally moved lower through the first half of the reporting period, then rose over the second half as fixed income markets priced in a stronger economic growth and inflation outlook and the prospect of more government stimulus. For the twelve-month reporting period overall, municipal yields were little changed at the short end of the yield curve, higher in the intermediate segment and lower at the longest maturities, which flattened the yield curve.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 crisis driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have represented roughly a third of total issuance in 2021 so far. Additionally, the proportion of taxable issuance has risen to about one third of total gross issuance since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. Thus, the net issuance (all bonds issued less bonds redeemed) of tax exempt municipal bonds is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years and in this reporting period.
While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. However, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as taxpayers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What were the economic and market environments in Minnesota, Nebraska and Oregon during the twelve-month reporting period ended May 31, 2021?
Minnesota continues to benefit from a highly diverse economy and well educated work force. However, economic growth continues to lag the nation, with Minnesota's nominal GDP declining 2.5% in 2020 (ranking 28th among states) compared to a growth rate of - 2.3% for the nation. As of May 2021, Minnesota's unemployment rate was a low 4.0% and remains well below the national unemployment rate of 5.8%. Home prices in the Minneapolis area were up 11.3% year-over-year as of April 2021 (most recent data available at the time this report was prepared), according to the S&P CoreLogic Case-Shiller Index. Minnesota is now anticipating a Fiscal Year 2021 surplus of $3.4 billion, a $1.8 billion increase from February's projections due to higher than anticipated income, sales and corporate tax revenues. Notably, the state's rainy day funds were at the highest levels ever, at nearly $2.8 billion in Fiscal Year 2020, providing a sufficient cushion that will be bolstered by the additional surplus in Fiscal Year 2021. In addition, the state is scheduled to receive $2.8 billion in American Rescue Plan funding, which will provide additional financial flexibility for the state over the near term. The state's biennium 2022-2023 budget contains $52 billion in appropriations. Moody's has maintained the state's Aa1 rating and stable outlook. S&P recently affirmed the state's AAA rating with negative outlook on February 18, 2021.
Nebraska’s economic growth surpassed its Midwestern peers and the nation amidst the pandemic. In 2020, the state’s nominal GDP declined 0.9% compared to a -2.3% growth rate for the nation, ranking it 10th amongst states. Agriculture and livestock industries dominate the state’s economy. Nebraska was ranked 4th among states in agricultural related income. More than 20% of the state’s GDP comes from agriculture. Farm earnings in 2020 reached their highest mark since 2016 due to higher crop prices and aid from the federal government. However, higher feed prices are likely to pressure an already struggling livestock industry over the near term. As of May 2021, Nebraska’s unemployment rate was a low 2.3% and remains below the national unemployment rate of 5.8%. Fiscal Year 2020 ended positively with a sound combined $1.1 billion in reserves. Of that amount, $426 million is in the cash reserve or rainy day fund, or a sound 8.5% of revenues. Better than anticipated revenue performance in Fiscal Year 2021, coupled with conservatively constraining expenditure growth to only 1.7% per year in the biennium 2022-2023 budget has the state projected to increase its rainy day fund balance to approximately $763 million, or roughly 14% of annual revenues. In addition, the state is scheduled to receive roughly $1.0 billion in American Rescue Plan funding from the federal government, which will provide additional financial flexibility over the near term. Nebraska’s constitution prohibits the issuance of general obligation debt, leading Nebraska to have the lowest debt burden of any state as measured on a per-capita basis and as a percentage of personal income. Nebraska held a rating from S&P of AAA and from Moody’s at Aa1 with stable outlooks.
Oregon’s initial economic recovery has been strong and compares favorably to the nation’s recovery. As of May 2021, Oregon's unemployment rate was 5.9%, compared to the national unemployment rate of 5.8%. Unemployment rate is significantly down from a historical peak of 13.2% in April 2020. Home prices in the Portland area were up 15.4% year-over-year as of April 2021 (most recent data available at the time this report was prepared), according to the S&P CoreLogic Case-Shiller Index. Intel, with more than 20,000 employees, continues to rank as the State’s largest private employer. Oregon’s per capita income was 100% of the national average. Prior to the COVID-19 crisis, the State was continuing to exhibit improved financial operations and accumulation of reserves. In the March

Portfolio Managers’ Comments (continued)
2021 forecast, the Office of Economic Analysis OEA projects general fund revenues to be $22.0 billion for the 2019-21 Biennium, which represents an increase of approximately $746.8 million from the December 2020 forecast and an increase of approximately $990.2 million relative to the 2019 Close of Session forecasts, upon which the 2019-21 budget was built. Most of the projected increase in general fund revenues are attributed to personal and corporate income tax collections. Oregon has no sales tax, but relies heavily on personal income taxes, accounting for a nearly 90% of general fund revenues. The State’s debt burden as a percentage of personal income at 3.5% ranks it 14th among the states and 12th based on $2,004 debt per capita according to Moody’s State Debt Medians 2020. In April 2015, the Oregon Supreme Court overturned a large portion of the pension reforms enacted by the State in 2013. Due to this, as well as the lowering of discount rate, the overall pension liability has increased and caused an increase in pension contributions, though the reforms are being pursued. As of May 2021, Oregon’s general obligation bonds were rated Aa1 (stable) from Moody’s and AA+ (stable) by S&P.
How did the Funds perform during the twelve-month reporting period ended May 31, 2021?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended May 31, 2021. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Nuveen Minnesota Municipal Bond Fund outperformed the S&P Municipal Bond Index, while the Class A Shares at NAV of the Nuveen Nebraska Municipal Bond Fund underperformed the S&P Municipal Bond Index. The Class A Shares at NAV of the Nuveen Minnesota Intermediate Municipal Bond Fund matched the S&P Municipal Bond Intermediate Index, while the Nuveen Oregon Intermediate Municipal Bond Fund trailed the S&P Municipal Bond Intermediate Index. Meanwhile, the Oregon Intermediate Municipal Bond Fund matched its respective Lipper classification average, while the Minnesota and Minnesota Intermediate Funds outperformed their respective Lipper classification averages to varying degrees and the Nebraska Fund underperformed its Lipper classification average.
For the purposes of this Performance Commentary, the references to relative performance of the Nuveen Minnesota Municipal Bond Fund and the Nuveen Nebraska Municipal Bond Fund is in comparison to S&P Municipal Bond Index, while references to the Nuveen Minnesota Intermediate Municipal Bond Fund and the Nuveen Oregon Intermediate Municipal Bond Fund is in comparison to the S&P Municipal Bond Intermediate Index.
What strategies were used to manage the Funds and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2021?
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Minnesota Intermediate Municipal Bond Fund
The Class A Shares of the Nuveen Minnesota Intermediate Municipal Bond Fund matched the S&P Municipal Bond Intermediate Index for the twelve-month reporting period ended May 31, 2021.
The Fund benefited from an overweight in hospital bonds, while security selection in this strong performing category further helped performance. An overweight in predominantly non-rated senior living bonds also contributed to relative performance, reflecting the sector’s strong price rebound during the reporting period from the COVID-19 crisis. Other positive performance factors included positions in various charter school holdings and several private higher education bond issues.
On the negative side, relative to the S&P Municipal Bond Intermediate Index, more limited exposure to the strong performing industrial development revenue bond category hampered performance results. An underweight in the broad transportation sector also detracted from performance. In particular, the Fund was underrepresented in certain outperforming categories (such as passenger and commuter rail bonds) prevalent in the national index but highly limited in the Minnesota marketplace. Within the transportation sector, management did maintain an overweight among airport bonds, which outperformed and therefore boosted the Fund’s relative performance. Also hampering relative performance was the Fund’s overweight in the local general obligation (GO) bond category, although a simultaneous underweight in state GO bonds added to performance. Also detracting was the Fund’s underweight in dedicated-tax bonds as these bonds tend to be relatively scarce in Minnesota as standalone issues. A lack of exposure to this outperforming category weighed on the Fund’s performance.
From a duration (interest rate) and yield curve positioning standpoint, the Fund modestly benefited from its overweight in bonds of longer intermediate duration, which benefited to a greater extent from a portion of the yield curve flattening as well as general credit spread compression. The Fund’s simultaneous overweight in bonds with effective durations between zero and two years, a lagging segment of the yield curve, detracted from performance.
Favorable credit quality positioning added to the Fund’s performance. As lower quality, higher yielding bonds generally outperformed higher quality, lower yielding bonds, the Fund’s overweight in the A and non-rated credit tiers added value, as did security selection in the latter segment. The Fund's underweight in the market’s two highest credit quality tiers, AAA and AA, also lifted relative performance.
Coming into this reporting period, as bonds in certain sectors and lower credit quality tiers were hit harder than others early in the COVID-19 crisis, management sought to maintain and, when possible, opportunistically add to holdings in segments that had disproportionately struggled. The Fund pursued this strategy more intermittently than management found optimal, however, due to limited public new issuance of suitable lower rated, higher yielding Minnesota bonds for this reporting period.
These trends, combined with consistently positive shareholder inflows, led to increased exposure in high quality segments, especially AAA and AA, somewhat at the expense of the Fund’s allocation to A and BBB bonds. The portfolio’s most significant sector change was a modest increase in GO debt, reflecting availability in the marketplace in which the Fund had proceeds requiring investment. Other areas of increase included marginally adding to the Fund’s appropriation-backed holdings and private higher education bonds. Overall sector and credit weightings did not dramatically change in this Fund, however, and the Fund was able to maintain its exposure to higher yielding, below investment grade holdings.
Nuveen Minnesota Municipal Bond Fund
The Class A Shares of the Nuveen Minnesota Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
Favorable duration (interest rate) and yield curve positioning helped drive the Fund’s outperformance of the benchmark. Longer duration bonds, which benefited from falling municipal interest rates, generally performed well and consistently outpaced shorter duration bonds. Against this backdrop, the Fund’s relative overweight in longer and longer-intermediate bonds and a corresponding underweight in shorter duration bonds added to the Fund’s performance.
Credit positioning also helped the Fund’s relative performance. During this reporting period, higher yielding bonds of lower credit quality generally outperformed their lower yielding, higher quality counterparts. Accordingly, the Fund's overweight in lower quality tiers, especially among A rated and non-rated bonds, lifted relative performance. Also, a significant relative underweight in the AA rating tier helped results, given the underperformance of these highly creditworthy bonds. Simultaneously, the Fund's underweight to the outperforming BBB rating segment, however, offset some of this performance gain. Meanwhile, from an individual security selection standpoint, the Fund's holdings in the non-rated credit segment also added value.
The Fund's sector positioning relative to the S&P Municipal Bond Index experienced mixed results. It benefited from its underweight in state general obligation (GO) holdings, although its overweight in the local GO bond category was detrimental, as GO bonds generally underperformed revenue bonds for the twelve-month reporting period. A relative underweight in dedicated-tax bonds also hampered results, as these bonds tend to be scarce as standalone credits within the Minnesota municipal marketplace.

Portfolio Managers’ Comments (continued)
On the positive side, a relative overweight in the strong performing hospital bond sector, combined with favorable security selection in the category, added value. Similarly, an overweight in the predominantly non-rated senior living sector was a meaningful positive as this category rebounded in value and was one of the market’s strongest performers during the reporting period. The Fund’s significant exposure to charter school bonds, combined with several strong performing positions in private higher education bonds, also lifted relative performance.
An underweight in the transportation sector relative to the S&P Municipal Bond Index also hurt the Fund’s relative performance, as the overall sector outperformed the index. Within this category, an underweight in bonds of toll roads, ports and certain other strong performing components of the sector nationally, such as passenger and commuter rail bonds, was a negative, as these bonds strongly recovered. The Fund’s overweight in airport bonds added value, however, as did favorable security selection in the category. An underweight in industrial development revenue bonds relative to the national index also detracted from performance.
The Fund maintained relatively steady credit and sector exposures throughout the reporting period. With certain sectors hurt more than others during the COVID-19 crisis market downturn of March and April 2020, management opted to maintain consistent exposure to disproportionately struggling sectors and even incrementally add exposure when the value opportunity was attractive.
With limited availability of lower investment grade bonds or many other suitable long term, higher yielding investment opportunities in the Minnesota municipal marketplace, management opted to reinvest the proceeds of consistently positive shareholder inflows by modestly increasing exposure to AAA rated bonds and state GO bonds. Meanwhile, through occasional investments of senior living or charter school bonds, the Fund was able to generally maintain its allocation to non-rated and below investment grade (below BBB) debt.
Nuveen Nebraska Municipal Bond Fund
The Class A Shares of the Nuveen Nebraska Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
Lower quality securities generally performed better than higher quality municipal bonds as credit spreads narrowed, while longer maturity bonds outperformed shorter maturity bonds as interest rates declined and the yield curve steepened.
Sector allocation and credit quality positioning were the key factors driving the Fund’s underperformance relative to the index, largely reflecting limited availability of Nebraska municipal bonds in certain outperforming sectors and lower quality credit tiers.
From a sector perspective, the Fund’s overweight in the local general obligation and utility sectors detracted from relative performance. These higher quality segments, which make up a larger portion of the Nebraska market than nationally, lagged the index. Additionally, the Fund’s underweight in the transportation sector also hurt relative performance, given that this category outperformed the index.
The Fund’s credit quality underweight in bonds rated BBB and below detracted from performance as these lower quality tiers outperformed. Among higher rated segments, an overweight in AA rated credits also hurt performance because these bonds trailed the index. Conversely, the Fund’s underweight in AAA rated bonds, the market’s highest quality and weakest performing credit tier, modestly contribute to performance, while an overweight in the outperforming A rated credit category was another positive performance factor.
On the positive side, duration (interest rate) and yield curve positioning added considerable value. The Fund’s portfolio duration was somewhat longer than that of the benchmark. As such, the Fund benefited to a greater extent from the decline in interest rates during the reporting period. A relative overweight in bonds with effective durations of six years and longer (an outperforming market segment) and underweight in bonds with effective durations shorter than six years (a lagging segment) further benefited relative performance.

Certain out-of-state bonds, purchased both before and during the reporting period when the supply of suitable Nebraska bonds was constrained, also boosted relative performance. When investing in these out-of-state bonds, management was highly selective, focusing on those offering enough yield and total return potential to offset the lack of a tax advantage for Nebraska residents. Notable out-of-state contributors this reporting period included bonds issued by the Buckeye Tobacco Settlement Financing Authority (Ohio) and the Washington State Convention Center Public Facilities District. Both outperformed the index and therefore bolstered the Fund’s relative performance. Within the Nebraska marketplace, the Fund’s holdings in certain bonds issued on behalf of retirement centers were meaningful contributors.
The Fund further benefited from securities issued by Puerto Rico Sales Tax Financing Corp., known as COFINA bonds, and from water bonds issued by Guam. Like all debt issued by U.S. territories, Puerto Rico and Guam bonds may include exemptions from most federal, state and local taxes.
New purchases during the reporting period were financed with investment inflows into the Fund and, to a lesser extent, proceeds from bond calls. Bonds added to the portfolio typically had maturities of ten to 30 years.
Early in the reporting period, given better supply of attractively valued bonds outside Nebraska, management invested in out-of-state credits when bonds there appeared to be attractive alternatives to in-state purchases. These purchases included transportation securities (Arizona), health care bonds (Indiana), and bonds from U.S. territories Puerto Rico and Guam.
In the second half of the reporting period, Fund purchases more often involved Nebraska bonds when management believed these bonds offered attractive values. New in-state acquisitions occurred in the local general obligation, housing and higher education segments.
Nuveen Oregon Intermediate Municipal Bond Fund
The Class A Shares of the Nuveen Oregon Intermediate Municipal Bond Fund underperformed the S&P Municipal Bond Intermediate Index for the twelve-month reporting period ended May 31, 2021.
The Fund’s underperformance of its benchmark stemmed mostly from security selection and sector allocation. From a security selection standpoint, the Fund was underweight the lower quality, longer duration securities that were the best performers this reporting period. This positioning reflected the generally limited availability of such securities in the Oregon municipal marketplace.
The Fund held certain lower quality, longer duration bonds that performed well, including bonds issued for the Dallas Retirement Village, Oregon Health & Science University, Salem Hospital and Portland International Airport. Additionally, bonds from U.S. territories contributed to relative performance, especially those issued by the Puerto Rico Sales Tax Financing Corporation, known as COFINA bonds, and the Puerto Rico Aqueduct and Sewer Authority (PRASA), as well as Guam water bonds. Like all debt issued by U.S. territories, Puerto Rico and Guam bonds may include exemptions from most state and local taxes.
The Fund's overweight sector exposure to local general obligation bonds hurt, as this generally high quality segment lagged the index. An underweight in transportation bonds, which are in limited supply in the Oregon marketplace, also detracted as the sector outperformed the index. These negative factors, however, were somewhat offset by a helpful overweight in the health care sector, which rebounded sharply off of depressed levels to begin this reporting period.
The Fund’s duration (interest rate) and yield curve positioning added value. By maintaining a longer duration than the index, the Fund’s portfolio captured more of the positive effects of an overall decline in interest rates. More specifically, an overweight in bonds with effective durations of six to ten years and underweight in securities with effective durations of less than four years proved helpful, given that longer rates fell to a greater extent than shorter rates. Partially offsetting the positive effects of that positioning was the Fund’s underweight in bonds with effective durations of ten years or longer, the best-performing area of the yield curve.

Portfolio Managers’ Comments (continued)
The Fund’s credit quality positioning was another positive performance factor. The Fund's underweight in AAA rated bonds, the highest quality tier and the biggest laggard of the credit rating segments this reporting period, contributed to performance. At the other end of the credit spectrum, an overweight in non-rated securities, one of the best performing credit tiers, also proved beneficial. These positive influences, however, were somewhat muted by an overweight in AA rated bonds, and by an underweight in longer duration BBB rated securities.
Throughout the reporting period, the Fund received significant shareholder inflows that, along with proceeds from called bonds, provided ample funds for management to purchase new securities. Additions to the Fund’s portfolio were primarily Oregon bonds, highlighted by purchases in the local general obligation, utility, higher education and health care sectors.
Generally, the bonds added to the Fund throughout the reporting period had maturities ranging from ten to 14 years. Focusing on these longer maturity bonds allowed management to maintain its target duration positioning to support the Fund’s income flow to shareholders. Purchases occurred primarily in the higher credit rating categories, reflecting the high quality nature of the overall Oregon municipal bond marketplace. Also, the Fund purchased bonds of Puerto Rico at times that these bonds appeared to be offering attractive alternatives to Oregon securities.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds' use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds' exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund's expense ratios as of the end of the reporting period.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Minnesota Intermediate Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	2/25/94	3.71%	2.63%	3.39%	0.80%
Class A Shares at maximum Offering Price	2/25/94	0.63%	2.01%	3.07%	-
S&P Municipal Bond Intermediate Index	-	3.71%	3.28%	3.90%	-
Lipper Other States Intermediate Municipal Debt Funds Classification Average	-	2.69%	2.26%	2.82%	-
Class C2 Shares	1/18/11	3.13%	2.07%	2.95%	1.35%
Class I Shares	2/25/94	3.90%	2.84%	3.60%	0.60%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.91%	1.80%	2.38%	1.60%
*       Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and Class C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Minnesota Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	7/11/88	5.02%	3.10%	4.59%	0.79%
Class A Shares at maximum Offering Price	7/11/88	0.58%	2.22%	4.15%	-
S&P Municipal Bond Index	-	4.70%	3.48%	4.35%	-
Lipper Minnesota Municipal Debt Funds Classification Average	-	4.54%	2.75%	3.64%	-
Class C1 Shares	2/01/99	4.57%	2.65%	4.21%	1.24%
Class C2 Shares	1/18/11	4.61%	2.58%	4.14%	1.34%
Class I Shares	8/01/97	5.23%	3.32%	4.79%	0.59%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	4.19%	2.30%	3.38%	1.59%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C, Class C1, and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C, Class C1 and Class C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C1 Shares and Class C2 Shares converted to Class A shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Nebraska Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	2/28/01	3.03%	2.74%	3.86%	0.89%	0.88%
Class A Shares at maximum Offering Price	2/28/01	(1.29)%	1.85%	3.41%	-	-
S&P Municipal Bond Index	-	4.70%	3.48%	4.35%	-	-
Lipper Other States Municipal Debt Funds Classification Average	-	4.25%	2.65%	3.56%	-	-
Class C2 Shares	1/18/11	2.47%	2.16%	3.40%	1.44%	1.43%
Class I Shares	2/28/01	3.24%	2.94%	4.07%	0.69%	0.68%

	Total Returns as of May 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class C Shares	2/10/14	2.20%	1.90%	2.91%	1.69%	1.68%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and Class C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2023, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.70% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Oregon Intermediate Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	2/01/99	2.69%	2.49%	3.03%	0.81%
Class A Shares at maximum Offering Price	2/01/99	(0.41)%	1.88%	2.72%	-
S&P Municipal Bond Intermediate Index	-	3.71%	3.28%	3.90%	-
Lipper Other States Intermediate Municipal Debt Funds Classification Average	-	2.69%	2.26%	2.82%	-
Class C2 Shares	1/18/11	2.12%	1.95%	2.57%	1.36%
Class I Shares	8/08/97	2.88%	2.69%	3.23%	0.61%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	1.88%	1.67%	2.12%	1.61%
*       Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and Class C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of May 31, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Minnesota Intermediate Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.64%	0.91%	1.13%	1.87%
SEC 30-Day Yield	0.62%	(0.15)%	0.11%	0.83%
Taxable-Equivalent Yield (50.7%)[2]	1.25%	(0.30)%	0.22%	1.68%
Nuveen Minnesota Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	1.57%	0.84%	1.19%	1.09%	1.83%
SEC 30-Day Yield	0.90%	0.15%	0.82%	0.98%	1.13%
Taxable-Equivalent Yield (50.7%)[2]	1.82%	0.30%	1.66%	1.99%	2.29%

Nuveen Nebraska Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.45%	0.70%	0.97%	1.73%
SEC 30-Day Yield - Subsidized	0.48%	(0.29)%	0.08%	0.70%
SEC 30-Day Yield - Unsubsidized	0.45%	(0.35)%	(0.26)%	0.65%
Taxable-Equivalent Yield - Subsidized (47.6%)[2]	0.89%	(0.54)%	0.15%	1.30%
Taxable-Equivalent Yield - Unsubsidized (47.6%)[2]	0.84%	(0.65)%	(0.48)%	1.21%
Nuveen Oregon Intermediate Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.47%	0.73%	0.95%	1.74%
SEC 30-Day Yield	0.26%	(0.50)%	(0.07)%	0.47%
Taxable-Equivalent Yield (50.7%)[2]	0.53%	(1.01)%	(0.14)%	0.95%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of May 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Minnesota Intermediate Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.6%
Short-Term Municipal Bonds	0.6%
Other Assets Less Liabilities	0.8%
Net Assets	100%

States and Territories (% of total municipal bonds)
Minnesota	99.3%
Guam	0.4%
Puerto Rico	0.3%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	34.9%
Education and Civic Organizations	16.7%
Health Care	14.7%
Long-Term Care	9.4%
Tax Obligation/Limited	8.0%
Transportation	6.3%
Other	10.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.4%
AAA	21.0%
AA	30.8%
A	20.4%
BBB	4.1%
BB or Lower	4.7%
N/R (not rated)	14.6%
Total	100%

Nuveen Minnesota Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.4%
Short-Term Municipal Bonds	3.7%
Other Assets Less Liabilities	0.9%
Net Assets	100%

States and Territories (% of total municipal bonds)
Minnesota	98.0%
Puerto Rico	1.7%
Guam	0.3%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	32.9%
Health Care	17.8%
Education and Civic Organizations	14.5%
Utilities	9.1%
Tax Obligation/Limited	8.0%
Long-Term Care	8.0%
Transportation	5.3%
Other	4.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	1.9%
AAA	24.7%
AA	26.9%
A	24.0%
BBB	3.4%
BB or Lower	6.3%
N/R (not rated)	12.8%
Total	100%

Holding Summaries    as of May 31, 2021 (continued)
Nuveen Nebraska Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.1%
Other Assets Less Liabilities	2.9%
Net Assets	100%

States and Territories (% of total municipal bonds)
Nebraska	89.2%
Puerto Rico	3.3%
Guam	2.7%
Massachusetts	1.1%
Arizona	1.0%
Washington	0.9%
Ohio	0.9%
Indiana	0.4%
Wisconsin	0.2%
California	0.2%
Hawaii	0.1%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	34.9%
Utilities	24.7%
U.S. Guaranteed	13.2%
Education and Civic Organizations	6.5%
Health Care	6.4%
Tax Obligation/Limited	5.1%
Other	9.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	11.2%
AAA	6.2%
AA	55.3%
A	19.7%
BBB	3.2%
BB or Lower	1.8%
N/R (not rated)	2.6%
Total	100%

Nuveen Oregon Intermediate Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.9%
Other Assets Less Liabilities	3.1%
Net Assets	100%

States and Territories (% of total municipal bonds)
Oregon	94.9%
Guam	2.6%
Puerto Rico	2.5%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	44.3%
Health Care	13.3%
Tax Obligation/Limited	9.8%
U.S. Guaranteed	9.0%
Utilities	8.9%
Other	14.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.9%
AAA	8.4%
AA	59.0%
A	14.6%
BBB	5.0%
BB or Lower	1.1%
N/R (not rated)	6.0%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2021.
The beginning of the period is December 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Minnesota Intermediate Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.49	$1,004.55	$1,005.67	$1,009.39
Expenses Incurred During the Period	$ 3.96	$ 7.95	$ 6.70	$ 2.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.99	$1,017.00	$1,018.25	$1,021.99
Expenses Incurred During the Period	$ 3.98	$ 8.00	$ 6.74	$ 2.97
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Minnesota Municipal Bond Fund
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.08	$1,008.07	$1,009.86	$1,010.97	$1,013.10
Expenses Incurred During the Period	$ 3.86	$ 7.86	$ 5.91	$ 6.57	$ 2.86
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.09	$1,017.10	$1,019.05	$1,018.40	$1,022.09
Expenses Incurred During the Period	$ 3.88	$ 7.90	$ 5.94	$ 6.59	$ 2.87
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.18%, 1.31% and 0.57% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Nebraska Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.35	$1,000.28	$1,001.64	$1,005.43
Expenses Incurred During the Period	$ 4.30	$ 8.28	$ 7.09	$ 3.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.64	$1,016.65	$1,017.85	$1,021.64
Expenses Incurred During the Period	$ 4.33	$ 8.35	$ 7.14	$ 3.33
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.86%, 1.66%, 1.42% and 0.66% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Oregon Intermediate Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.49	$1,000.62	$1,002.68	$1,005.67
Expenses Incurred During the Period	$ 3.95	$ 7.93	$ 6.64	$ 2.95
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.99	$1,017.00	$1,018.30	$1,021.99
Expenses Incurred During the Period	$ 3.98	$ 8.00	$ 6.69	$ 2.97
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.33% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc., and Shareholders of
Nuveen Minnesota Intermediate Municipal Bond Fund,
Nuveen Minnesota Municipal Bond Fund,
Nuveen Nebraska Municipal Bond Fund and
Nuveen Oregon Intermediate Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund (four of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the "Funds") as of May 31, 2021, the related statements of operations for the year ended May 31, 2021, the statements of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2021 and each of the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
July 28, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Minnesota Intermediate Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.6%
	MUNICIPAL BONDS – 98.6%
	Education and Civic Organizations – 16.5%
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
$ 425	3.000%, 8/01/23	No Opt. Call	BB+	$439,254
720	3.500%, 8/01/25	No Opt. Call	BB+	770,969
130	4.000%, 8/01/28	8/26 at 100.00	BB+	143,027
1,160	Brooklyn Center, Minnesota, Charter School Lease Revenue Bonds, Tesfa International dba Twin Lakes STEM Academy Project, Series 2021A, 5.000%, 6/15/37	6/29 at 100.00	N/R	1,166,334
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
100	5.000%, 7/01/31	7/24 at 102.00	N/R	110,131
1,000	5.000%, 7/01/36	7/24 at 102.00	N/R	1,093,750
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A:
190	5.000%, 7/01/30	7/25 at 100.00	BB+	212,699
710	5.250%, 7/01/37	7/25 at 100.00	BB+	792,878
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A:
200	4.000%, 7/01/22	No Opt. Call	BB+	205,730
465	4.000%, 7/01/23	No Opt. Call	BB+	489,013
300	4.000%, 7/01/24	No Opt. Call	BB+	321,087
135	4.000%, 7/01/25	No Opt. Call	BB+	146,744
130	4.000%, 7/01/26	7/25 at 100.00	BB+	141,094
300	4.000%, 7/01/27	7/25 at 100.00	BB+	324,129
370	4.000%, 7/01/28	7/25 at 100.00	BB+	398,853
245	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Seven Hills Preparatory Academy Project, Series 2017A, 4.375%, 10/01/27	10/24 at 100.00	N/R	258,299
645	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.500%, 8/01/36	8/22 at 102.00	BB+	680,565
	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A:
1,010	4.500%, 7/01/26	No Opt. Call	N/R	1,090,265
40	5.000%, 7/01/36	7/26 at 100.00	N/R	42,827
1,820	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 4.000%, 11/01/26	No Opt. Call	BB	1,949,256
975	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	BB	1,027,533

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A:
$ 1,000	4.750%, 7/01/31	7/26 at 100.00	N/R	$1,066,320
500	5.000%, 7/01/36	7/26 at 100.00	N/R	529,125
1,350	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 5.000%, 7/01/31	7/24 at 102.00	N/R	1,465,168
1,405	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 5.000%, 12/01/32, 144A	12/27 at 100.00	N/R	1,611,718
1,380	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB+	1,489,268
315	Minneapolis, Minnesota, Revenue Bonds, Blake School Project, Refunding Series 2010, 4.000%, 9/01/21	6/21 at 100.00	A2	315,857
1,040	Minneapolis, Minnesota, Revenue Bonds, University Gateway Project, Refunding Series 2015, 4.000%, 12/01/28	12/24 at 100.00	Aa1	1,152,258
500	Minneapolis, Minnesota, Revenue Bonds, YMCA of Greater Twin Cities Project, Series 2016, 3.000%, 6/01/21	No Opt. Call	Baa1	500,000
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2017:
2,800	5.000%, 5/01/32	5/27 at 100.00	BB+	3,114,692
405	5.000%, 5/01/37	5/27 at 100.00	BB+	445,370
1,600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017, 4.000%, 3/01/33	3/27 at 100.00	Aa2	1,827,728
	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of Saint Scholastica, Inc, Refunding Series 2019:
100	3.000%, 12/01/22	No Opt. Call	Baa2	102,807
140	3.000%, 12/01/23	No Opt. Call	Baa2	145,554
105	4.000%, 12/01/24	No Opt. Call	Baa2	113,701
310	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St Scholastica, Inc, Series 2012-7R, 3.375%, 12/01/22	No Opt. Call	Baa2	320,422
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2013-7W:
350	4.000%, 10/01/21	No Opt. Call	A3	353,951
250	5.000%, 10/01/22	No Opt. Call	A3	264,595
500	5.000%, 10/01/23	No Opt. Call	A3	551,560
1,000	4.250%, 10/01/28	10/23 at 100.00	A3	1,072,020
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Refunding Series 2021:
100	4.000%, 3/01/29	No Opt. Call	Aa3	122,061
150	4.000%, 3/01/30	No Opt. Call	Aa3	185,576
160	4.000%, 3/01/31	No Opt. Call	Aa3	200,320
140	4.000%, 3/01/32	3/31 at 100.00	Aa3	173,915
1,250	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 201528J, 3.250%, 3/01/29	3/25 at 100.00	Aa3	1,352,700

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,235	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/31	10/28 at 100.00	Baa1	$1,517,210
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint John's University, Refunding Series 2021:
500	4.000%, 10/01/32 (WI/DD, Settling 06/10/21)	10/30 at 100.00	A2	609,940
200	4.000%, 10/01/34 (WI/DD, Settling 06/10/21)	10/30 at 100.00	A2	242,496
700	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint John's University, Series 2015-8I, 3.375%, 10/01/30	10/25 at 100.00	A2	763,098
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Series 2015-8-G:
1,305	5.000%, 12/01/26	12/25 at 100.00	A1	1,553,459
1,000	5.000%, 12/01/28	12/25 at 100.00	A1	1,183,700
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Series 2021:
1,250	3.000%, 10/01/38	10/30 at 100.00	A1	1,389,000
1,000	3.000%, 10/01/41	10/30 at 100.00	A1	1,102,820
1,500	4.000%, 10/01/46	10/30 at 100.00	A1	1,783,695
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2013-7U:
2,000	4.000%, 4/01/25	4/23 at 100.00	A2	2,127,800
775	4.000%, 4/01/26	4/23 at 100.00	A2	822,934
300	4.000%, 4/01/27	4/23 at 100.00	A2	317,907
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2017A:
750	4.000%, 10/01/34	10/27 at 100.00	A2	867,690
525	4.000%, 10/01/35	10/27 at 100.00	A2	606,448
450	4.000%, 10/01/36	10/27 at 100.00	A2	518,692
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2019:
400	5.000%, 10/01/27	No Opt. Call	A2	498,724
295	5.000%, 10/01/28	No Opt. Call	A2	376,042
1,000	4.000%, 10/01/31	10/29 at 100.00	A2	1,203,380
450	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, 2020 Senior Series, 5.000%, 11/01/26 (AMT)	No Opt. Call	AA	537,723
705	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, Senior Series 2018, 5.000%, 11/01/26 (AMT)	No Opt. Call	AA	842,433
	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2011A:
1,515	4.250%, 10/01/24	10/21 at 100.00	AA-	1,533,847
880	4.375%, 10/01/25	10/21 at 100.00	AA-	890,806
905	4.500%, 10/01/26	10/21 at 100.00	AA-	916,159
1,185	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2015A, 3.000%, 10/01/26	4/25 at 100.00	AA-	1,285,322

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016:
$ 980	4.000%, 12/01/30	12/25 at 100.00	Baa1	$1,069,592
1,060	4.000%, 12/01/32	12/25 at 100.00	Baa1	1,151,616
935	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BB-	991,511
560	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/26	12/21 at 100.00	BBB-	569,436
680	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck, Saint Mary's School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB	697,292
70	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/36 (4)	4/26 at 100.00	N/R	65,734
710	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 5.500%, 7/01/38, 144A	7/27 at 100.00	N/R	813,916
2,005	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A, 5.250%, 9/01/31	9/26 at 100.00	BB+	2,342,141
200	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Metro Deaf School Project, Series 2018A, 5.000%, 6/15/38, 144A	6/25 at 100.00	N/R	215,806
165	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 5.700%, 9/01/21	No Opt. Call	BB+	167,077
200	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.000%, 9/01/31	9/24 at 102.00	BB+	212,458
885	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	BB	962,057
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A:
150	4.000%, 7/01/23	No Opt. Call	BB	154,221
700	5.000%, 7/01/33	7/23 at 100.00	BB	738,164
260	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.000%, 3/01/28	3/23 at 100.00	BB	267,067
2,770	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.000%, 10/01/36	10/26 at 100.00	N/R	2,971,711
250	University of Minnesota, General Obligation Bonds, Refunding Series 2017B, 5.000%, 12/01/21	No Opt. Call	Aa1	256,120
	University of Minnesota, General Obligation Bonds, Series 2014B:
1,000	4.000%, 1/01/31	1/24 at 100.00	Aa1	1,083,240
1,000	4.000%, 1/01/32	1/24 at 100.00	Aa1	1,080,560
1,000	4.000%, 1/01/34	1/24 at 100.00	Aa1	1,077,900
	University of Minnesota, General Obligation Bonds, Series 2019A:
1,310	5.000%, 4/01/29	No Opt. Call	Aa1	1,712,930
1,890	5.000%, 4/01/30	4/29 at 100.00	Aa1	2,455,998

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016:
$ 150	3.750%, 6/01/26	6/24 at 100.00	N/R	$153,635
10	4.500%, 6/01/36	6/24 at 100.00	N/R	10,194
690	Woodbury, Minnesota, Charter School Lease Revenue Bonds, Woodbury Leadership Academy, Series 2021A, 4.000%, 7/01/31	7/28 at 103.00	BB-	778,099
68,375	Total Education and Civic Organizations			75,770,923
	Health Care – 13.9%
3,370	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016, 4.000%, 3/01/29	3/26 at 100.00	N/R	3,654,630
	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2017:
1,140	4.000%, 4/01/29	4/27 at 100.00	BBB	1,286,308
1,040	4.000%, 4/01/32	4/27 at 100.00	BBB	1,145,872
1,150	Crookston, Minnesota, Health Care Facilities Revenue Bonds, RiverView Health Project, Refunding Series 2017A, 4.000%, 5/01/32	5/25 at 100.00	N/R	1,160,994
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
1,045	5.000%, 2/15/33	2/28 at 100.00	A-	1,284,807
150	4.250%, 2/15/38	2/28 at 100.00	A-	173,973
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
660	4.000%, 4/01/25	4/22 at 100.00	BBB	676,163
400	4.000%, 4/01/26	4/22 at 100.00	BBB	409,432
2,000	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 5.000%, 9/01/28	9/25 at 100.00	Baa1	2,280,720
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017:
495	5.000%, 5/01/31	5/27 at 100.00	Baa1	598,405
405	5.000%, 5/01/32	5/27 at 100.00	Baa1	488,576
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
1,190	5.000%, 11/15/28	11/25 at 100.00	A+	1,402,022
1,100	5.000%, 11/15/29	11/25 at 100.00	A+	1,294,403
1,000	5.000%, 11/15/30	11/25 at 100.00	A+	1,175,300
2,000	5.000%, 11/15/32	11/25 at 100.00	A+	2,344,860
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A:
3,390	5.000%, 11/15/35	11/28 at 100.00	A+	4,212,143
2,100	5.000%, 11/15/36	11/28 at 100.00	A+	2,602,887
500	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care System Revenue Bonds, Allina Health System, Refunding Series 2017A, 5.000%, 11/15/29	5/27 at 100.00	AA-	614,955

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care System Revenue Bonds, Allina Health System, Refunding Series 2019:
$ 300	5.000%, 11/15/22	No Opt. Call	AA-	$321,093
275	5.000%, 11/15/24	No Opt. Call	AA-	318,431
645	5.000%, 11/15/26	No Opt. Call	AA-	794,369
1,030	5.000%, 11/15/27	No Opt. Call	AA-	1,299,644
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A:
275	4.000%, 12/01/25	6/21 at 100.00	N/R	271,411
250	4.050%, 12/01/26	6/21 at 100.00	N/R	243,828
250	4.150%, 12/01/27	6/21 at 100.00	N/R	241,825
750	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C, 5.400%, 12/01/33	6/21 at 100.00	N/R	750,105
	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B:
2,560	5.000%, 11/15/29	No Opt. Call	AA	3,392,742
1,000	5.000%, 11/15/33	No Opt. Call	AA	1,438,090
1,785	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory Put 11/15/21)	No Opt. Call	AA	1,819,201
945	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/24	No Opt. Call	AA-	1,070,137
1,895	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2016A, 5.000%, 5/01/27	5/26 at 100.00	AA-	2,284,233
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A:
3,720	5.000%, 7/01/28	7/25 at 100.00	A	4,390,567
1,550	5.000%, 7/01/30	7/25 at 100.00	A	1,826,644
4,500	5.000%, 7/01/32	7/25 at 100.00	A	5,295,195
1,155	4.000%, 7/01/35	7/25 at 100.00	A	1,281,507
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A:
1,000	5.000%, 11/15/28	11/27 at 100.00	A+	1,242,630
1,000	5.000%, 11/15/34	11/27 at 100.00	A+	1,223,890
1,745	4.000%, 11/15/35	11/27 at 100.00	A+	1,973,037
625	4.000%, 11/15/36	11/27 at 100.00	A+	705,119
1,305	4.000%, 11/15/37	11/27 at 100.00	A+	1,469,221
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
1,200	5.000%, 9/01/27	9/24 at 100.00	A	1,341,084
1,140	5.000%, 9/01/29	9/24 at 100.00	A	1,261,102

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
$ 485	4.500%, 7/01/24	7/21 at 100.00	BBB	$486,290
260	5.000%, 7/01/34	7/21 at 100.00	BBB	260,582
54,780	Total Health Care			63,808,427
	Housing/Multifamily – 0.1%
500	Anoka Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Woodland Park Apartments Project, Series 2011A, 5.000%, 4/01/27	6/21 at 100.00	Aaa	501,360
	Housing/Single Family – 0.8%
230	Dakota County Community Development Agency, Minnesota, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2011A, 4.400%, 12/01/26	6/21 at 100.00	AA+	230,087
295	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.375%, 7/01/26	7/21 at 100.00	Aaa	296,024
205	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012A, 3.750%, 7/01/22 (AMT)	1/22 at 100.00	AA+	208,510
65	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012C, 3.750%, 1/01/22 (AMT)	No Opt. Call	AA+	66,134
150	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C, 3.100%, 7/01/26	7/24 at 100.00	AA+	152,326
15	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29	7/25 at 100.00	AA+	15,677
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A:
10	1.750%, 7/01/21 (AMT)	No Opt. Call	AA+	10,009
95	3.200%, 7/01/30 (AMT)	1/27 at 100.00	AA+	96,523
145	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017D, 3.300%, 1/01/30 (AMT)	1/27 at 100.00	AA+	155,060
30	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2019B, 3.300%, 7/01/33	7/28 at 100.00	AA+	30,382
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020A:
465	1.300%, 7/01/22 (AMT)	No Opt. Call	AA+	468,966
335	1.350%, 7/01/23 (AMT)	No Opt. Call	AA+	339,807
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E:
795	1.850%, 1/01/29	No Opt. Call	AA+	827,635
470	1.900%, 7/01/29	No Opt. Call	AA+	486,845
3,305	Total Housing/Single Family			3,383,985
	Industrials – 0.2%
1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1, 4.000%, 6/01/28	12/21 at 100.00	A+	1,017,350
	Long-Term Care – 9.4%
250	Anoka, Minnesota, Housing Revenue Bonds, The Homestead at Anoka, Inc Project, Refunding Series 2017, 5.000%, 11/01/46	11/24 at 103.00	N/R	267,278

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,000	Apple Valley, Minnesota, Senior Housing Revenue Bonds, PHS Apple Valley Senior Housing, Inc, Orchard Path Project, Refunding Series 2018, 4.250%, 9/01/38	9/23 at 102.00	N/R	$1,042,060
1,000	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 5.000%, 11/01/25	11/24 at 100.00	Baa1	1,139,600
	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley Care Center Project, Refunding Series 2019:
100	4.000%, 9/01/29	9/26 at 102.00	N/R	100,746
100	4.000%, 9/01/30	9/26 at 102.00	N/R	99,688
100	4.000%, 9/01/31	9/26 at 102.00	N/R	98,917
100	4.000%, 9/01/32	9/26 at 102.00	N/R	98,304
155	4.000%, 9/01/33	9/26 at 102.00	N/R	151,756
100	4.000%, 9/01/34	9/26 at 102.00	N/R	97,482
815	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/33	8/23 at 100.00	N/R	862,294
1,110	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds, Walker Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31	11/22 at 100.00	N/R	1,112,831
325	City of Vergas, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Refunding Series 2016, 4.000%, 8/01/31	8/24 at 100.00	N/R	330,496
235	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc, Refunding Series 2017, 4.450%, 3/01/31	3/22 at 101.00	N/R	237,388
200	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc, Refunding Series 2018, 4.500%, 9/01/33	9/23 at 100.00	N/R	203,004
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc, Refunding Series 2015:
1,000	4.600%, 1/01/27	1/23 at 100.00	N/R	998,010
500	5.000%, 1/01/34	1/23 at 100.00	N/R	493,095
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
2,385	3.875%, 8/01/29, 144A	8/22 at 100.00	N/R	2,431,984
1,100	5.000%, 8/01/36, 144A	8/22 at 100.00	N/R	1,131,053
500	Dennison, Minnesota, Senior Housing Revenue Bonds, Villages of Lonsdale, LLC Project, Series 2019, 4.200%, 5/01/35	5/24 at 101.00	N/R	506,465
1,435	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen, Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	6/21 at 100.00	N/R	1,436,291
200	Maple Plain, Minnesota Senior Housing and Healthcare Revenue Bonds, Haven Homes, Inc Project, Series 2019, 4.000%, 7/01/32	7/25 at 102.00	N/R	204,768
100	Mapleton, Minnesota, Healthcare Facility Revenue Bonds, Mapleton Community Home, Refunding Series 2019, 3.750%, 5/01/34	5/24 at 101.00	N/R	94,685
	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
1,400	5.000%, 11/15/24	11/22 at 100.00	N/R	1,427,272
1,650	4.750%, 11/15/28	11/22 at 100.00	N/R	1,663,546

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen, Abiitan Mill City Project, Series 2015:
$ 425	4.750%, 11/01/28	5/23 at 100.00	N/R	$431,116
750	5.250%, 11/01/45	5/23 at 100.00	N/R	759,488
	Morris, Minnesota, Health Care Facilities Revenue Bonds, Farmington Health Services Project, Refunding Series 2019:
190	2.900%, 8/01/23	No Opt. Call	N/R	188,379
100	3.100%, 8/01/25	8/24 at 101.00	N/R	98,918
380	North Oaks, Minnesota, Senior Housing Revenue Bonds, Waverly Gardens Project, Refunding Series 2016, 4.000%, 10/01/24	No Opt. Call	N/R	409,971
	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc Project, Refunding Series 2017A:
775	3.875%, 8/01/26	8/25 at 100.00	N/R	813,107
805	4.000%, 8/01/27	8/25 at 100.00	N/R	846,578
2,000	4.000%, 8/01/30	8/25 at 100.00	N/R	2,088,040
405	Saint Joseph, Minnesota, Senior Housing and Healthcare Revenue Bonds, Woodcrest of Country Manor Project, Series 2019 A, 4.000%, 7/01/33	7/24 at 102.00	N/R	392,145
1,000	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016B, 4.350%, 6/01/36	6/26 at 100.00	N/R	1,003,560
125	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016C, 2.250%, 6/01/21	No Opt. Call	N/R	125,000
2,760	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	2,792,982
	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Amherst H Wilder Foundation Project, Refunding Series 2020A:
500	5.000%, 12/01/25	No Opt. Call	Baa2	579,135
1,015	5.000%, 12/01/26	No Opt. Call	Baa2	1,199,425
410	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 4.000%, 11/01/22	6/21 at 100.00	N/R	410,303
	Saint Paul Park, Minnesota, Health Facilities Revenue Bonds, Presbyterian Homes Interlude Transitional Care Projects, Refunding Series 2018:
510	4.200%, 5/01/33	5/23 at 102.00	N/R	539,478
1,940	4.750%, 5/01/38	5/23 at 102.00	N/R	2,070,135
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
500	3.250%, 9/01/26	9/24 at 100.00	N/R	515,875
550	3.700%, 9/01/28	9/24 at 100.00	N/R	572,539
350	3.800%, 9/01/29	9/24 at 100.00	N/R	364,427
565	3.900%, 9/01/30	9/24 at 100.00	N/R	588,606
320	4.125%, 9/01/34	9/24 at 100.00	N/R	332,960
1,020	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/27	9/22 at 100.00	N/R	1,043,297

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,590	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 5.000%, 9/01/27	No Opt. Call	N/R	$1,735,755
2,395	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	2,414,950
	Scanlon, Minnesota, Health Care Facilities Revenue Bonds, Duluth Health Services Project, Refunding Series 2020:
100	2.450%, 3/01/23	No Opt. Call	N/R	99,202
120	2.700%, 3/01/26	3/25 at 101.00	N/R	117,581
335	2.950%, 3/01/28	3/25 at 101.00	N/R	324,588
	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community, Refunding Series 2019:
175	3.000%, 8/01/27	8/24 at 102.00	N/R	181,881
300	3.125%, 8/01/28	8/24 at 102.00	N/R	312,276
300	3.250%, 8/01/29	8/24 at 102.00	N/R	312,900
225	3.375%, 8/01/30	8/24 at 102.00	N/R	234,810
600	5.000%, 8/01/31	8/24 at 102.00	N/R	655,272
450	5.000%, 8/01/32	8/24 at 102.00	N/R	490,730
250	5.000%, 8/01/33	8/24 at 102.00	N/R	272,388
555	5.000%, 8/01/34	8/24 at 102.00	N/R	604,167
250	5.000%, 8/01/35	8/24 at 102.00	N/R	271,908
500	4.000%, 8/01/44	8/24 at 102.00	N/R	522,760
41,400	Total Long-Term Care			42,945,645
	Tax Obligation/General – 34.6%
2,000	Alexandria Independent School District 206, Douglas County, Minnesota, General Obligation Bonds, Refunding School Building Series 2017A, 5.000%, 2/01/30	2/28 at 100.00	Aa2	2,506,600
1,335	Annandale Independent School District 876, Wright and Stearns Counties, Minnesota, General Obligation Bonds, Refunding School Building Series 2020A, 4.000%, 2/01/27	No Opt. Call	Aa2	1,570,921
1,475	Anoka-Hennepin Independent School District 11, Coon Rapids, Minnesota, General Obligation Bonds, School Building Series 2020A, 3.000%, 2/01/34	2/28 at 100.00	AAA	1,629,580
1,165	Barnesville Independent School District 146 Public Schools, Clay, Otter Tail and Wilkin Counties, Minnesota, General Obligation Bonds, School Building Series 2019A, 4.000%, 2/01/31	2/28 at 100.00	Aa2	1,359,392
685	Becker, Minnesota, General Obligation Bonds, Street Reconstruction, Series 2021A, 4.000%, 2/01/27 (WI/DD, Settling 06/02/21)	No Opt. Call	A1	806,053
	Belgrade Brooten Elrosa Public Schools Independent School District 2364, Minnesota, General Obligation Bonds, School Building Series 2020A:
400	3.000%, 2/01/28	2/26 at 100.00	Aa2	439,420
280	3.000%, 2/01/29	2/26 at 100.00	Aa2	305,855
1,590	Belle Plaine Independent School District 716, Minnesota, General Obligation Bonds, Refunding School Building Series 2020A, 5.000%, 2/01/26	No Opt. Call	Aa2	1,914,535
1,405	Benson Independent School District 777, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/32	2/27 at 100.00	AAA	1,614,204

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,385	Bloomington Independent School District 271, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance, Series 2020A, 2.000%, 2/01/27	No Opt. Call	AAA	$1,477,476
320	Blue Earth Area Schools Independent School District 2860, Minnesota, General Obligation Bonds, Refunding Series 2019A, 4.000%, 2/01/26	No Opt. Call	Aa2	367,734
1,565	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018C, 5.000%, 2/01/27	2/26 at 100.00	AAA	1,890,864
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, School Building Series 2018A:
3,280	4.000%, 2/01/30	2/27 at 100.00	AAA	3,811,918
1,000	4.000%, 2/01/33	2/27 at 100.00	AAA	1,152,340
	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds, Series 2018A:
2,145	4.000%, 2/01/35	2/27 at 100.00	Aa2	2,431,593
1,720	4.000%, 2/01/37	2/27 at 100.00	Aa2	1,942,706
2,000	Buffalo, Minnesota, Water and Sewer Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/28 – BAM Insured	11/23 at 100.00	AA	2,160,180
420	Burnsville, Dakota County, Minnesota, General Obligation Bonds, Refunding Utility Improvement Series 2019A, 5.000%, 12/20/27	No Opt. Call	AAA	534,282
365	Centennial Independent School District 12, Circle Pines, Anoka County, Minnesota, General Obligation Bonds, School Building Bonds, Series 2019A, 5.000%, 2/01/23	No Opt. Call	AAA	394,080
	Chaska, Minnesota, General Obligation Bonds, Series 2020C:
235	5.000%, 2/01/28	No Opt. Call	AA	297,693
250	5.000%, 2/01/29	No Opt. Call	AA	323,170
1,000	Cloquet Independent School District 94, Carlton and Saint Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36	2/25 at 100.00	Aa2	1,105,350
225	Columbia Heights Independent School District 13, Minnesota, General Obligation Bonds, School Building Series 2019B, 0.000%, 2/01/27	No Opt. Call	Aa2	211,660
1,055	Dawson-Boyd Independent School District 378, Yellow Medicine County, Minnesota, General Obligation Bonds, School Building Series 2019A, 4.000%, 2/01/30	2/28 at 100.00	AAA	1,247,801
1,250	Detroit Lakes Independent School District 22, Becker and Otter Tail Counties, Minnesota, General Obligation Bonds, School Building Series 2019A, 4.000%, 2/01/30	2/27 at 100.00	AAA	1,445,250
	Dilworth-Glyndon-Felton Independent School District 2164, Clay County, Minnesota, General Obligation Bonds, School Building Series 2020A:
685	4.000%, 2/01/28	2/26 at 100.00	AAA	786,483
970	4.000%, 2/01/30	2/26 at 100.00	AAA	1,107,333
3,150	Elk River Independent School District 728, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2019A, 4.000%, 2/01/31	2/27 at 100.00	Aa2	3,644,392
870	Elk River, Minnesota, General Obligation Bonds, Refunding Capital Improvement Plan Series 2020B, 5.000%, 2/01/22	No Opt. Call	AA+	898,023
1,530	Eveleth-Gilbert Public Schools Independent School District 2154, Saint Louis County, Minnesota, General Obligation Bonds, Series 2019A, 4.000%, 2/01/32	2/28 at 100.00	AAA	1,796,373

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Fridley Independent School District 14, Anoka County, Minnesota, General Obligation Bonds, Alternative Facility, Series 2016B:
$ 2,620	5.000%, 2/01/27	2/26 at 100.00	Aa2	$3,164,174
1,075	4.000%, 2/01/28	2/26 at 100.00	Aa2	1,234,261
665	Goodhue County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2015A, 3.000%, 2/01/27	2/23 at 100.00	Aa2	691,467
1,485	Goodhue Independent School District 253, Minnesota, General Obligation Bonds, School Building Series 2019A, 4.000%, 2/01/30	2/28 at 100.00	AAA	1,756,384
	Greenway Independent School District 316, Itasca County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2019F:
1,265	0.000%, 2/01/27	2/26 at 97.95	AAA	1,183,319
1,345	0.000%, 2/01/28	2/26 at 95.70	AAA	1,222,390
460	Greenway Independent School District 316, Itasca County, Minnesota, General Obligation Bonds, Refunding Alternate Facilities Series 2019D, 5.000%, 2/01/26	No Opt. Call	AAA	549,902
1,040	Hennepin County, Minnesota, General Obligation Bonds, Sales Tax Series 2020C, 5.000%, 12/15/31	12/29 at 100.00	AAA	1,377,334
300	Hennepin County, Minnesota, General Obligation Bonds, Series 2017C, 5.000%, 12/01/24	No Opt. Call	AAA	349,062
630	Hopkins, Hennepin County, Minnesota, General Obligation Bonds, Series 2020A, 4.000%, 2/01/29	No Opt. Call	AA+	772,745
500	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42	2/27 at 100.00	AAA	568,790
330	Jackson County Central Independent School District 2895, Minnesota, General Obligation Bonds, School Building Series 2020A, 4.000%, 2/01/27	No Opt. Call	AAA	390,529
	La Crescent, Minnesota, General Obligation Bonds, Series 2019B:
130	4.000%, 2/01/22	No Opt. Call	A1	133,281
100	4.000%, 2/01/23	No Opt. Call	A1	106,203
1,225	Lake City Independent School District 813, Goodhue and Wabasha Counties, Minnesota, General Obligation Bonds, Refunding Series 2019A, 5.000%, 2/01/26	No Opt. Call	AAA	1,475,659
	Lake Crystal, Minnesota, General Obligation Bonds, Series 2019A:
130	3.000%, 12/15/23	No Opt. Call	AA	138,306
265	3.000%, 12/15/24	No Opt. Call	AA	287,207
355	Lakeview Independent School District 2167, Lyon and Yellow Counties, Minnesota, General Obligation Bonds, Lakeview Public Schools Building Series 2021A, 4.000%, 2/01/29	No Opt. Call	AAA	433,970
	Lester Prairie Independent School District 424, McLeod County, Minnesota, General Obligation Bonds, School Building Series 2019A:
415	5.000%, 2/01/29	No Opt. Call	Aa2	539,662
625	4.000%, 2/01/30	2/29 at 100.00	Aa2	758,181

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Mankato Independent School District 77, Nicollet and Le Sueur Counties, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2020A:
$ 505	4.000%, 2/01/30	2/29 at 100.00	Aa2	$606,035
595	4.000%, 2/01/31	2/29 at 100.00	Aa2	710,805
500	4.000%, 2/01/33	2/29 at 100.00	Aa2	593,000
550	4.000%, 2/01/34	2/29 at 100.00	Aa2	649,187
1,390	Maple River Independent School District 2135, Minnesota, General Obligation Bonds, School Building Series 2020A, 5.000%, 2/01/29	No Opt. Call	AAA	1,811,128
500	Marshall Independent School District 413, Lyon County, Minnesota, General Obligation Bonds, School Building Series 2019B, 4.000%, 2/01/30	2/28 at 100.00	Aa2	589,270
1,690	Metropolitan Council Minneapolis- Saint Paul Metropolitan Area, Minnesota, General Obligation Bonds, Refunding Transit Series 2020D, 5.000%, 3/01/27	No Opt. Call	AAA	2,108,174
2,595	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/32	2/28 at 100.00	AAA	3,070,456
1,980	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2019B, 4.000%, 2/01/34	2/29 at 100.00	AAA	2,376,713
	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2020B:
2,460	5.000%, 2/01/28	No Opt. Call	AAA	3,140,042
1,490	4.000%, 2/01/32	2/30 at 100.00	AAA	1,838,228
800	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series 2017, 3.000%, 12/01/27	12/24 at 100.00	AAA	866,616
	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series 2018:
1,480	4.000%, 12/01/33	12/26 at 100.00	AAA	1,713,189
500	4.000%, 12/01/35	12/26 at 100.00	AAA	577,020
1,000	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2014B, 4.000%, 8/01/26	8/24 at 100.00	AAA	1,113,590
1,000	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2018B, 4.000%, 8/01/31	8/28 at 100.00	AAA	1,204,760
1,000	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 4.000%, 10/01/25	10/23 at 100.00	AAA	1,085,490
2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/25	8/23 at 100.00	AAA	2,206,560
2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013D, 3.500%, 10/01/28	10/23 at 100.00	AAA	2,141,720
	Minnesota State, General Obligation Bonds, Various Purpose Series 2018A:
1,265	5.000%, 8/01/29	8/28 at 100.00	AAA	1,633,368
1,500	5.000%, 8/01/34	8/28 at 100.00	AAA	1,927,290
	Minnetonka Independent School District 276, Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2013H:
525	4.000%, 2/01/25	2/23 at 100.00	Aaa	556,605
600	4.000%, 2/01/26	2/23 at 100.00	Aaa	635,058

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 500	Montgomery Independent School District 2905, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/34	2/25 at 100.00	Aa2	$564,230
1,475	Moose Lake Independent School District 97, Carlton and Pine Counties, Minnesota, General Obligation Bonds, School Building Series 2015A, 4.000%, 2/01/30	2/25 at 100.00	Aa2	1,645,436
1,000	Mora Independent School District 332, Kanabec County, Minnesota, General Obligation Bonds, School Building Series 2020A, 3.000%, 2/01/29	2/28 at 100.00	AAA	1,118,350
2,050	North Branch Independent School District 138, Chisago County, Minnesota, General Obligation Bonds, School Building Series 2017A, 4.000%, 2/01/30	2/27 at 100.00	AAA	2,370,210
850	North Saint Paul-Maplewood-Oakdale Independent School District 622, Ramsey County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 3.375%, 2/01/35	2/27 at 100.00	Aa2	943,143
1,375	North Saint Paul-Maplewood-Oakdale Independent School District 622, Ramsey County, Minnesota, General Obligation Bonds, School Building Series 2019A, 5.000%, 2/01/31	2/28 at 100.00	Aa2	1,721,527
	Northland Independent School District 118, Minnesota, General Obligation Bonds, Series 2016A:
560	3.000%, 2/01/27	2/24 at 100.00	Aa2	595,582
1,185	3.000%, 2/01/29	2/24 at 100.00	Aa2	1,254,216
1,500	Osseo Independent School District 279 Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018B, 4.000%, 2/01/34	2/27 at 100.00	Aa1	1,729,290
1,035	Perham Dent Independent School District 549, Minnesota, General Obligation Bonds, School Building Series 2016A, 3.000%, 2/01/30	2/24 at 100.00	Aa2	1,092,246
	Pillager Independent School District 116, Cass and Morrison Counties, Minnesota, General Obligation Bonds, Refunding School Building Series 2020A:
945	4.000%, 2/01/26	No Opt. Call	AAA	1,091,135
990	4.000%, 2/01/27	No Opt. Call	AAA	1,165,557
1,030	4.000%, 2/01/28	No Opt. Call	AAA	1,235,279
1,145	Pipestone-Jasper Independent School District 2689, Minnesota, General Obligation Bonds, Series 2019A, 5.000%, 2/01/28	No Opt. Call	AAA	1,458,112
880	Plainview-Elgin-Millville Independent School District 2899, Minnesota, General Obligation Bonds, School Building Series 2019A, 4.000%, 2/01/32	2/28 at 100.00	AAA	1,033,208
	Red Lake Falls Independent School District 630, Minnesota, General Obligation Bonds, School Building Series 2020A:
385	5.000%, 2/01/26	No Opt. Call	Aa2	461,615
400	3.000%, 2/01/27	2/26 at 100.00	Aa2	441,520
410	3.000%, 2/01/28	2/26 at 100.00	Aa2	451,000
425	3.000%, 2/01/29	2/26 at 100.00	Aa2	465,469
1,250	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 3.000%, 2/01/30	8/26 at 100.00	Aa2	1,369,313
1,210	Roseau Independent School District 682, Roseau and Marshall Counties, Minnesota, General Obligation Bonds, School Building Series 2020A, 3.000%, 2/01/29	2/28 at 100.00	Aa2	1,356,507
2,400	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/35	2/27 at 100.00	Aa2	2,734,656
2,500	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, Series 1994, 4.000%, 2/01/37	2/27 at 100.00	Aa2	2,838,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,270	Russell-Tyler-Ruthton Public Schools Independent School District 2902, Minnesota, General Obligation Bonds, Series 2019A, 5.000%, 2/01/28	No Opt. Call	AAA	$1,617,294
1,100	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Series 2015A, 4.000%, 2/01/30	2/25 at 100.00	Aa2	1,227,105
575	Saint Francis Independent School District 15, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/34	2/23 at 100.00	Aa2	604,365
600	Saint Louis County Independent School District 2142, Minnesota, General Obligation Bonds, Refunding School Building Series 2014A, 3.500%, 2/01/23	2/22 at 100.00	AAA	612,798
3,950	Saint Louis Park Independent School District 283, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2018A, 5.000%, 2/01/30	2/27 at 100.00	Aa2	4,819,395
1,225	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, School Building Series 2017A, 3.200%, 2/01/32	2/26 at 100.00	Aa2	1,334,797
1,440	Saint Paul, Minnesota, General Obligation Bonds, Refunding Street Reconstruction Series 2021C, 5.000%, 5/01/29	No Opt. Call	AAA	1,896,480
1,960	Saint Paul, Minnesota, General Obligation Bonds, Refunding Various Purpose Series 2021A, 5.000%, 3/01/27	No Opt. Call	AAA	2,450,020
400	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, School Building Series 2020A, 4.000%, 2/01/29	2/28 at 100.00	AAA	477,744
	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Capital Facilities Series 2020A:
200	4.000%, 2/01/28	2/27 at 100.00	Aa2	233,430
225	4.000%, 2/01/30	2/27 at 100.00	Aa2	259,479
1,240	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Alternate Facilities Series 2014A, 3.500%, 2/01/27	2/24 at 100.00	Aa2	1,335,158
	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A:
300	5.000%, 2/01/28	2/27 at 100.00	Aa2	370,371
1,330	4.000%, 2/01/31	2/27 at 100.00	Aa2	1,539,528
2,000	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, School Building Series 2016A, 4.000%, 2/01/29	2/26 at 100.00	Aa2	2,289,440
915	Southland Independent School District 500, Minnesota, General Obligation Bonds, School Building Series 2019A, 4.000%, 2/01/31	2/27 at 100.00	AAA	1,053,723
1,475	Spring Lake Independent School District 16, Anoka County, Minnesota, General Obligation Bonds, Refunding Series 2015A, 3.000%, 2/01/26	2/25 at 100.00	Aa2	1,604,210
2,000	Stillwater Independent School District 834, Washington County, Minnesota, General Obligation Bonds, School Building Series 2015A, 4.000%, 2/01/28	2/24 at 100.00	Aa2	2,178,840
2,000	Tracy, Lyon County, Minnesota, General Obligation Bonds, Temporary Series 2019A, 1.750%, 5/01/22	6/21 at 100.00	AAA	2,001,760
	Virginia, Minnesota, General Obligation Bonds, Sales Tax Series 2020A:
410	5.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	503,074
870	5.000%, 2/01/28 – AGM Insured	No Opt. Call	AA	1,092,476
510	4.000%, 2/01/29 – AGM Insured	2/28 at 100.00	AA	600,831
360	4.000%, 2/01/30 – AGM Insured	2/28 at 100.00	AA	420,754

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,415	Watertown-Mayer Independent School District 111, Carver, Hennepin and Wright Counties, Minnesota, General Obligation Bonds, School Building Series 2020A, 0.000%, 2/01/31	2/28 at 94.63	AAA	$2,046,737
2,000	White Bear Lake Independent School District 624, Ramsey County, Minnesota, General Obligation Bonds, School Building Series 2020A, 4.000%, 2/01/29	2/28 at 100.00	AAA	2,400,140
1,025	Windom Independent School District, Cottonwood and Jackson Counties, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 3.000%, 2/01/23	No Opt. Call	AAA	1,072,447
1,250	Worthington Independent School District 518, Nobles County, Minnesota, General Obligation Bonds, School Building Series 2020A, 4.000%, 2/01/27	2/26 at 100.00	AAA	1,444,413
590	Worthington, Minnesota, General Obligation Bonds, Series 2019A, 3.000%, 2/01/27	No Opt. Call	AA-	662,706
137,775	Total Tax Obligation/General			158,745,707
	Tax Obligation/Limited – 8.0%
695	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019B, 5.000%, 2/01/28	No Opt. Call	Aa2	861,605
780	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	801,427
1,475	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Full Term Series 2015D, 3.000%, 2/01/29	2/24 at 100.00	AAA	1,561,155
1,000	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Full Term Series 2017C, 4.000%, 2/01/30	2/28 at 100.00	AAA	1,191,950
	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015:
495	3.650%, 3/01/24	3/23 at 100.00	N/R	509,112
200	3.800%, 3/01/25	3/23 at 100.00	N/R	206,018
200	4.000%, 3/01/27	3/23 at 100.00	N/R	206,132
	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Ivy Tower Project, Series 2015:
1,115	4.000%, 3/01/25	3/24 at 100.00	N/R	1,163,424
500	5.000%, 3/01/29	3/24 at 100.00	N/R	527,280
340	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St Anthony Falls Project, Refunding Series 2015, 4.000%, 3/01/24	3/23 at 100.00	N/R	351,727
1,170	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2015C, 4.000%, 8/01/27	8/24 at 100.00	AA+	1,294,453
960	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2018D, 4.000%, 8/01/34	8/28 at 100.00	AA+	1,129,056
770	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2019A, 4.000%, 8/01/32	8/29 at 100.00	AA+	928,066
485	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2019C, 4.000%, 8/01/31	8/29 at 100.00	AA+	587,456
1,055	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2020A, 4.000%, 8/01/31	8/30 at 100.00	AA+	1,305,679
1,810	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2020D, 4.000%, 8/01/31	8/30 at 100.00	AA+	2,243,604
1,185	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.250%, 8/01/27	8/21 at 100.00	AA+	1,194,764

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015B:
$ 605	3.125%, 2/01/29	2/25 at 100.00	A1	$643,702
350	3.250%, 2/01/30	2/25 at 100.00	A1	371,833
	Plymouth Intermediate District 287, Minnesota, Facilities Maintenance Bonds, Series 2017B:
235	4.000%, 5/01/26	No Opt. Call	Aa3	272,936
175	4.000%, 5/01/27	No Opt. Call	Aa3	205,392
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58	7/28 at 100.00	N/R	1,123,600
	Rosemount Independent School District 196, Dakota County, Minnesota, Certificates of Participation, Series 2021A:
890	3.000%, 4/01/26	No Opt. Call	Aa3	985,381
915	3.000%, 4/01/27	No Opt. Call	Aa3	1,023,272
1,155	Roseville Independent School District 623, Ramsey County, Minnesota, Certificates of Participation, Series 2021A, 5.000%, 4/01/29	No Opt. Call	Baa2	1,504,133
630	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of Participation, Saint Cloud Area Public Schools, Series 2017A, 5.000%, 2/01/30	2/25 at 100.00	A1	723,927
1,685	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.250%, 2/01/33	2/27 at 100.00	AAA	1,858,134
1,020	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2019B, 4.000%, 2/01/32	2/29 at 100.00	AAA	1,228,753
1,000	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2020C, 3.000%, 2/01/36	2/28 at 100.00	AAA	1,094,090
735	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 5.000%, 11/01/29	11/24 at 100.00	A+	844,780
1,895	University of Minnesota, Special Purpose Revenue Bonds, State Supported Biomedical Science Research Facilities Funding Program, Series 2011B, 5.000%, 8/01/23	8/21 at 100.00	AA+	1,909,914
3,500	Virginia Housing and Redevelopment Authority, Minnesota, Health Care Facility Lease Revenue Bonds, Refunding Series 2018A, 4.000%, 10/01/29	10/25 at 100.00	N/R	3,532,200
	White Bear Lake Independent School District 624, Ramsey County, Minnesota, Certificates of Participation, Series 2020B:
790	5.000%, 4/01/25	No Opt. Call	A+	919,513
830	5.000%, 4/01/26	No Opt. Call	A+	994,962
	Zumbro Education District 6012, Minnesota, Certificates of Participation Series 2021A:
375	4.000%, 2/01/26	No Opt. Call	Baa1	424,305
320	4.000%, 2/01/28	No Opt. Call	Baa1	372,742
330	4.000%, 2/01/30	No Opt. Call	Baa1	391,667
32,670	Total Tax Obligation/Limited			36,488,144
	Transportation – 6.2%
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2016A:
720	5.000%, 1/01/26	No Opt. Call	AA-	863,237
305	4.000%, 1/01/26	No Opt. Call	AA-	351,467

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 2,330	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 1/01/25	6/21 at 100.00	A+	$2,338,318
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2012B:
685	5.000%, 1/01/26	1/22 at 100.00	A+	703,844
2,550	5.000%, 1/01/29	1/22 at 100.00	A+	2,618,187
2,750	5.000%, 1/01/30	1/22 at 100.00	A+	2,823,535
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
335	5.000%, 1/01/29	1/24 at 100.00	A+	373,719
2,000	5.000%, 1/01/30	1/24 at 100.00	A+	2,231,160
1,965	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2019A, 5.000%, 1/01/30	7/29 at 100.00	A+	2,542,867
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2019B:
3,000	5.000%, 1/01/27 (AMT)	No Opt. Call	A+	3,671,190
2,540	5.000%, 1/01/31 (AMT)	7/29 at 100.00	A+	3,234,944
895	5.000%, 1/01/33 (AMT)	7/29 at 100.00	A+	1,132,909
550	5.000%, 1/01/34 (AMT)	7/29 at 100.00	A+	694,221
590	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2019C, 5.000%, 1/01/27	No Opt. Call	A+	725,251
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
1,050	5.000%, 1/01/34	1/27 at 100.00	AA-	1,273,797
2,310	5.000%, 1/01/35	1/27 at 100.00	AA-	2,802,423
180	5.000%, 1/01/36	1/27 at 100.00	AA-	218,360
24,755	Total Transportation			28,599,429
	U.S. Guaranteed – 4.3% (5)
	Jordan Independent School District 717, Scott County, Minnesota, General Obligation Bonds, School Building Series 2014A:
1,000	4.000%, 2/01/26 (Pre-refunded 2/01/23)	2/23 at 100.00	Aa2	1,061,530
1,275	4.000%, 2/01/27 (Pre-refunded 2/01/23)	2/23 at 100.00	Aa2	1,353,667
625	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1, 6.000%, 10/01/32 (Pre-refunded 10/01/21)	10/21 at 100.00	Baa3	637,013
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2012-7Q:
740	5.000%, 10/01/23 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa1	787,789
490	5.000%, 10/01/24 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa1	521,644
570	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B, 5.000%, 12/01/33 (Pre-refunded 12/01/23)	12/23 at 100.00	Aa3	638,879

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013:
$ 940	3.000%, 7/01/25 (Pre-refunded 7/01/23)	7/23 at 100.00	A	$992,396
515	3.250%, 7/01/26 (Pre-refunded 7/01/23)	7/23 at 100.00	A	546,374
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc, Series 2015A:
1,100	5.000%, 11/15/29 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R	1,317,701
2,285	5.000%, 11/15/30 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R	2,737,224
	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2014A:
2,850	5.000%, 1/01/29 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	3,201,918
2,750	5.000%, 1/01/30 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	3,089,570
1,000	5.000%, 1/01/31 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	1,123,480
1,150	5.000%, 1/01/32 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	1,292,002
500	Worthington Independent School District 518, Nobles County, Minnesota, Certificates of Participation, Series 2017A, 4.000%, 2/01/30 (Pre-refunded 2/01/26)	2/26 at 100.00	A+	578,565
17,790	Total U.S. Guaranteed			19,879,752
	Utilities – 4.6%
	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
475	4.000%, 12/01/28	12/24 at 100.00	AA	525,925
495	4.000%, 12/01/29	12/24 at 100.00	AA	544,921
1,140	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA	1,208,172
	Hutchinson, Minnesota, Public Utility Revenue Bonds, Refunding Series 2012A:
580	5.000%, 12/01/25	12/22 at 100.00	A1	620,559
670	5.000%, 12/01/26	12/22 at 100.00	A1	716,853
	Luverne, Minnesota, Electric Revenue Bonds, Series 2018A:
225	4.000%, 12/01/27	No Opt. Call	AA	266,418
100	4.000%, 12/01/33	12/28 at 100.00	AA	117,484
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014:
500	5.000%, 10/01/29	10/24 at 100.00	A1	572,885
500	5.000%, 10/01/30	10/24 at 100.00	A1	572,885
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A, 3.500%, 10/01/28	10/24 at 100.00	A1	1,063,710
1,430	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/30	1/23 at 100.00	A-	1,530,515
750	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2015E, 3.000%, 12/01/29	12/25 at 100.00	AA	818,392
1,000	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/33	12/26 at 100.00	AA	1,222,860
1,070	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-4, 4.000%, 10/01/40 (AMT)	10/27 at 100.00	A-	1,180,360
100	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2021-1, 3.000%, 10/01/22	No Opt. Call	A-	103,545

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2021-1 501 C3:
$ 200	3.000%, 10/01/25	No Opt. Call	A-	$218,734
100	3.000%, 10/01/27	No Opt. Call	A-	111,583
500	4.000%, 10/01/28	10/27 at 100.00	A-	582,765
2,500	Southern Minnesota Municipal Power Agency Power Supply System Revenue Bonds, Series 2015A, 4.000%, 1/01/30	1/26 at 100.00	AA-	2,775,125
1,000	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A, 0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	952,680
	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Refunding Series 2012A:
1,000	3.000%, 1/01/28	1/23 at 100.00	Aa3	1,036,880
1,250	5.000%, 1/01/29	1/23 at 100.00	Aa3	1,340,750
	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Refunding Series 2015A:
1,335	5.000%, 1/01/31	1/26 at 100.00	Aa3	1,585,940
1,000	5.000%, 1/01/33	1/26 at 100.00	Aa3	1,185,990
18,920	Total Utilities			20,855,931
$ 401,270	Total Long-Term Investments (cost $428,585,682)			451,996,653

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.6%
	MUNICIPAL BONDS – 0.6%
	Health Care – 0.6%
$ 3,000	Minneapolis, Minnesota, Variable Rate Demand Obligations, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A, 0.020%, 11/15/48 (6)	No Opt. Call	VMIG1	$ 3,000,000
$ 3,000	Total Short-Term Investments (cost $3,000,000)			3,000,000
	Total Investments (cost $431,585,682) – 99.2%			454,996,653
	Other Assets Less Liabilities – 0.8%			3,563,607
	Net Assets – 100%			$ 458,560,260

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Minnesota Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.4%
	MUNICIPAL BONDS – 95.4%
	Education and Civic Organizations – 14.4%
$ 65	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.250%, 8/01/46	8/26 at 100.00	BB+	$69,403
3,500	Brooklyn Center, Minnesota, Charter School Lease Revenue Bonds, Tesfa International dba Twin Lakes STEM Academy Project, Series 2021A, 5.250%, 6/15/56	6/29 at 100.00	N/R	3,518,900
770	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series 2011A, 8.000%, 12/01/43	12/21 at 100.00	N/R	792,661
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
100	5.000%, 7/01/36	7/24 at 102.00	N/R	109,375
2,000	5.000%, 7/01/47	7/24 at 102.00	N/R	2,164,420
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A:
675	5.250%, 7/01/37	7/25 at 100.00	BB+	753,793
500	5.500%, 7/01/50	7/25 at 100.00	BB+	556,190
1,000	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 102.00	BB+	1,057,400
1,000	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 5.375%, 8/01/50	8/27 at 102.00	BB+	1,151,180
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	N/R	107,067
5,350	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	5,920,310
	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
600	5.000%, 7/01/29	7/24 at 100.00	BB	645,858
1,000	5.000%, 7/01/34	7/24 at 100.00	BB	1,066,300
525	5.000%, 7/01/44	7/24 at 100.00	BB	553,287
4,150	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	N/R	4,343,763
300	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 5.000%, 7/01/47	7/24 at 102.00	N/R	319,416
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep Project, Series 2020A:
410	5.000%, 7/01/40	7/30 at 100.00	N/R	455,453
100	5.000%, 7/01/55	7/30 at 100.00	N/R	108,979

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A:
$ 500	6.000%, 7/01/33	7/23 at 100.00	BB+	$539,590
3,715	6.000%, 7/01/43	7/23 at 100.00	BB+	3,969,886
1,260	6.125%, 7/01/48	7/23 at 100.00	BB+	1,348,288
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C:
440	3.350%, 5/01/22	6/21 at 100.00	Ba1	440,057
420	3.500%, 5/01/23	6/21 at 100.00	Ba1	420,067
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2017:
2,345	5.000%, 5/01/37	5/27 at 100.00	BB+	2,578,750
4,700	5.000%, 5/01/47	5/27 at 100.00	BB+	5,095,035
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017:
1,000	4.000%, 3/01/37	3/27 at 100.00	Aa2	1,136,400
1,000	4.000%, 3/01/39	3/27 at 100.00	Aa2	1,136,580
500	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of Saint Scholastica, Inc, Refunding Series 2019, 4.000%, 12/01/40	12/29 at 100.00	Baa2	554,325
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Refunding Series 2021:
140	4.000%, 3/01/33	3/31 at 100.00	Aa3	173,163
155	4.000%, 3/01/34	3/31 at 100.00	Aa3	191,225
125	4.000%, 3/01/35	3/31 at 100.00	Aa3	153,493
155	4.000%, 3/01/36	3/31 at 100.00	Aa3	189,804
100	4.000%, 3/01/37	3/31 at 100.00	Aa3	122,157
185	3.000%, 3/01/40	3/31 at 100.00	Aa3	204,146
165	3.000%, 3/01/43	3/31 at 100.00	Aa3	180,272
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 201528J, 3.250%, 3/01/30	3/25 at 100.00	Aa3	1,077,820
675	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/45	10/28 at 100.00	Baa1	806,537
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint John's University, Refunding Series 2021:
170	4.000%, 10/01/35 (WI/DD, Settling 06/10/21)	10/30 at 100.00	A2	205,676
500	3.000%, 10/01/37 (WI/DD, Settling 06/10/21)	10/30 at 100.00	A2	551,055
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint John's University, Series 2015-8I:
350	5.000%, 10/01/33	10/25 at 100.00	A2	408,590
385	5.000%, 10/01/34	10/25 at 100.00	A2	448,845
500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Series 2016-8-N, 4.000%, 10/01/35	10/26 at 100.00	A1	570,740

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 4,750	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Series 2021, 4.000%, 10/01/50	10/30 at 100.00	A1	$5,622,195
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2016-8L, 5.000%, 4/01/27	4/26 at 100.00	A2	1,193,820
100	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2017A, 4.000%, 10/01/36	10/27 at 100.00	A2	115,265
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2019:
1,000	5.000%, 10/01/34	10/29 at 100.00	A2	1,275,740
2,000	5.000%, 10/01/40	10/29 at 100.00	A2	2,517,180
1,000	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, 2020 Senior Series, 2.650%, 11/01/38 (AMT)	11/27 at 100.00	AA	1,021,810
1,950	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/40	12/25 at 100.00	Baa1	2,196,051
1,130	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	BB-	1,184,014
700	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB-	711,452
560	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck, Saint Mary's School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB	574,241
155	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/46 (4)	4/26 at 100.00	N/R	138,590
1,600	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Series 2019, 4.000%, 12/01/49	12/29 at 100.00	BBB-	1,704,816
685	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 5.500%, 7/01/52, 144A	7/27 at 100.00	N/R	772,618
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Refunding Series 2020A:
1,500	5.000%, 9/01/40	9/30 at 100.00	BB+	1,816,110
1,000	5.000%, 9/01/43	9/30 at 100.00	BB+	1,200,650
500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A, 5.750%, 9/01/46	9/26 at 100.00	BB+	583,170
3,300	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hope Community Academy Project, Series 2020A, 5.000%, 12/01/45	12/28 at 102.00	BB	3,585,648
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Metro Deaf School Project, Series 2018A:
1,000	5.000%, 6/15/48, 144A	6/25 at 100.00	N/R	1,070,530
1,615	5.000%, 6/15/53, 144A	6/25 at 100.00	N/R	1,722,333
2,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BB+	2,101,420
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
625	5.300%, 7/01/45	7/25 at 100.00	BB	679,306
1,030	5.375%, 7/01/50	7/25 at 100.00	BB	1,120,372

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School Project, Series 2019:
$ 675	5.000%, 7/01/49	7/27 at 102.00	BB	$763,196
880	5.000%, 7/01/55	7/27 at 102.00	BB	989,718
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A:
500	5.000%, 7/01/33	7/23 at 100.00	BB	527,260
1,450	5.000%, 7/01/44	7/23 at 100.00	BB	1,515,801
1,435	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BB+	1,496,748
	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A:
2,010	5.000%, 10/01/41	10/26 at 100.00	N/R	2,137,253
380	5.125%, 10/01/48	10/26 at 100.00	N/R	403,503
1,500	Spring Lake Park, Minnesota, Charter School Lease Revenue Bonds, Excell Academy for Higher Learning Inc, Series 2019A, 5.000%, 6/15/49	6/27 at 100.00	N/R	1,649,940
500	St Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2018, 5.125%, 12/01/49	12/26 at 102.00	BB+	566,730
	University of Minnesota, General Obligation Bonds, Series 2014B:
255	5.000%, 1/01/24	No Opt. Call	Aa1	286,577
2,235	4.000%, 1/01/33	1/24 at 100.00	Aa1	2,412,079
2,000	4.000%, 1/01/34	1/24 at 100.00	Aa1	2,155,800
	University of Minnesota, General Obligation Bonds, Series 2019A:
1,250	5.000%, 4/01/39	4/29 at 100.00	Aa1	1,590,862
2,110	5.000%, 4/01/40	4/29 at 100.00	Aa1	2,680,903
4,230	University of Minnesota, General Obligation Bonds, Series 2020A, 5.000%, 11/01/42	11/30 at 100.00	Aa1	5,515,159
20	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016, 4.750%, 6/01/46	6/24 at 100.00	N/R	20,437
	Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Refunding Series 2020A:
390	4.000%, 12/01/40	12/25 at 102.50	BBB-	416,040
450	4.000%, 12/01/50	12/25 at 102.50	BBB-	476,082
660	Woodbury, Minnesota, Charter School Lease Revenue Bonds, Woodbury Leadership Academy, Series 2021A, 4.000%, 7/01/51	7/28 at 103.00	BB-	718,832
94,760	Total Education and Civic Organizations			105,426,507
	Health Care – 14.6%
	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016:
500	4.000%, 3/01/32	3/26 at 100.00	N/R	532,200
2,000	4.000%, 3/01/37	3/26 at 100.00	N/R	2,112,060

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2017:
$ 550	3.000%, 4/01/26	No Opt. Call	BBB	$593,247
485	5.000%, 4/01/41	4/27 at 100.00	BBB	550,669
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
500	5.000%, 2/15/37	2/28 at 100.00	A-	609,720
1,080	4.250%, 2/15/43	2/28 at 100.00	A-	1,241,104
2,000	5.000%, 2/15/43	2/28 at 100.00	A-	2,411,980
1,155	4.250%, 2/15/48	2/28 at 100.00	A-	1,319,010
6,675	5.000%, 2/15/48	2/28 at 100.00	A-	8,000,521
9,000	5.000%, 2/15/53	2/28 at 100.00	A-	10,745,910
3,000	5.250%, 2/15/53	2/28 at 100.00	A-	3,614,280
2,850	5.000%, 2/15/58	2/28 at 100.00	A-	3,396,373
585	5.250%, 2/15/58	2/28 at 100.00	A-	703,451
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
375	4.000%, 4/01/22	No Opt. Call	BBB	385,436
500	4.000%, 4/01/27	4/22 at 100.00	BBB	511,395
760	4.000%, 4/01/31	4/22 at 100.00	BBB	772,175
1,000	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 4.000%, 9/01/35	9/25 at 100.00	Baa1	1,071,110
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017:
425	5.000%, 5/01/31	5/27 at 100.00	Baa1	513,783
430	5.000%, 5/01/32	5/27 at 100.00	Baa1	518,735
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
525	5.000%, 11/15/26	11/25 at 100.00	A+	622,324
485	4.000%, 11/15/40	11/25 at 100.00	A+	526,618
2,000	5.000%, 11/15/44	11/25 at 100.00	A+	2,329,680
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A:
600	5.000%, 11/15/33	11/28 at 100.00	A+	748,428
1,000	5.000%, 11/15/36	11/28 at 100.00	A+	1,239,470
285	4.000%, 11/15/37	11/28 at 100.00	A+	326,037
3,965	4.000%, 11/15/48	11/28 at 100.00	A+	4,453,409
7,000	5.000%, 11/15/49	11/28 at 100.00	A+	8,444,100
	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care System Revenue Bonds, Allina Health System, Refunding Series 2017A:
1,000	5.000%, 11/15/25	No Opt. Call	AA-	1,196,540
1,000	5.000%, 11/15/29	5/27 at 100.00	AA-	1,229,910

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care System Revenue Bonds, Allina Health System, Refunding Series 2019:
$ 2,000	5.000%, 11/15/27	No Opt. Call	AA-	$2,523,580
1,415	5.000%, 11/15/28	No Opt. Call	AA-	1,830,501
750	5.000%, 11/15/29	No Opt. Call	AA-	988,987
2,400	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B, 5.000%, 11/15/33	No Opt. Call	AA	3,451,416
675	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2016A, 5.000%, 5/01/46	5/26 at 100.00	AA-	799,652
	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2019:
2,070	5.000%, 5/01/48	5/29 at 100.00	AA-	2,560,031
1,575	4.000%, 5/01/49	5/29 at 100.00	AA-	1,766,819
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A:
350	5.000%, 7/01/23	No Opt. Call	A	384,367
8,310	5.000%, 7/01/30	7/25 at 100.00	A	9,793,169
4,765	4.000%, 7/01/35	7/25 at 100.00	A	5,286,910
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A:
1,460	5.000%, 11/15/26	No Opt. Call	A+	1,781,477
2,135	5.000%, 11/15/27	No Opt. Call	A+	2,671,056
755	4.000%, 11/15/36	11/27 at 100.00	A+	851,783
640	4.000%, 11/15/37	11/27 at 100.00	A+	720,538
3,635	4.000%, 11/15/43	11/27 at 100.00	A+	4,049,099
1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	6/21 at 100.00	N/R	1,376,430
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
1,980	4.000%, 9/01/31	9/24 at 100.00	A	2,099,929
1,410	5.000%, 9/01/34	9/24 at 100.00	A	1,534,461
	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
500	3.750%, 7/01/21	No Opt. Call	BBB	501,105
350	4.000%, 7/01/22	7/21 at 100.00	BBB	350,844
1,270	4.500%, 7/01/24	7/21 at 100.00	BBB	1,273,378
91,550	Total Health Care			107,315,207
	Housing/Multifamily – 0.4%
2,500	Rochester, Minnesota, Multifamily Housing Revenue Bonds, Essex Place Apartments Project, Series 2012A, 3.750%, 6/01/29	6/22 at 100.00	Aaa	2,554,975

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.9%
$ 15	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Home Program, Market Series 2011B, 4.100%, 12/01/29	6/21 at 100.00	AA+	$15,013
5	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (AMT)	6/21 at 100.00	AA+	5,205
70	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2007A-2, 5.520%, 3/01/41 (AMT)	6/21 at 100.00	AA+	70,149
45	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011B, 4.000%, 7/01/21	No Opt. Call	Aaa	45,127
	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D:
20	4.375%, 7/01/26	7/21 at 100.00	Aaa	20,069
245	4.700%, 1/01/31	7/21 at 100.00	Aaa	245,914
10	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011E, 4.000%, 7/01/26	7/21 at 100.00	Aaa	10,026
85	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29	7/25 at 100.00	AA+	88,834
580	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2016A, 3.200%, 1/01/33 (AMT)	7/25 at 100.00	AA+	604,969
150	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A, 3.200%, 7/01/30 (AMT)	1/27 at 100.00	AA+	152,404
150	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017D, 3.300%, 1/01/30 (AMT)	1/27 at 100.00	AA+	160,407
35	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2019B, 3.300%, 7/01/33	7/28 at 100.00	AA+	35,446
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020A:
610	1.550%, 7/01/25 (AMT)	No Opt. Call	AA+	623,658
475	1.700%, 7/01/26 (AMT)	No Opt. Call	AA+	488,457
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020D:
265	1.625%, 1/01/26 (AMT)	No Opt. Call	AA+	267,857
225	1.650%, 7/01/26 (AMT)	No Opt. Call	AA+	226,924
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020H:
495	1.100%, 7/01/26 (AMT)	No Opt. Call	AA+	493,911
490	1.350%, 7/01/27 (AMT)	No Opt. Call	AA+	488,844
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2021A:
400	1.550%, 1/01/28 (AMT)	No Opt. Call	AA+	403,240
400	1.600%, 7/01/28 (AMT)	No Opt. Call	AA+	403,472
500	1.750%, 1/01/29 (AMT)	No Opt. Call	AA+	504,620
500	1.800%, 7/01/29 (AMT)	No Opt. Call	AA+	504,940
250	1.900%, 1/01/30 (AMT)	No Opt. Call	AA+	252,687
250	1.950%, 7/01/30 (AMT)	No Opt. Call	AA+	252,802
6,270	Total Housing/Single Family			6,364,975

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 0.3%
$ 2,250	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A	10/22 at 100.00	BBB-	$ 2,303,663
	Long-Term Care – 7.9%
2,090	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc Project, Series 2014, 5.125%, 11/01/49	11/24 at 100.00	N/R	2,198,993
	Apple Valley, Minnesota, Senior Housing Revenue Bonds, PHS Apple Valley Senior Housing, Inc, Orchard Path Project, Refunding Series 2018:
1,000	5.000%, 9/01/43	9/23 at 102.00	N/R	1,054,830
485	4.375%, 9/01/48	9/23 at 102.00	N/R	501,393
	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014:
375	4.000%, 11/01/39	11/24 at 100.00	Baa1	400,301
500	5.000%, 11/01/44	11/24 at 100.00	Baa1	547,475
	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley Care Center Project, Refunding Series 2019:
500	5.000%, 9/01/44	9/26 at 102.00	N/R	511,240
1,500	5.000%, 9/01/52	9/26 at 102.00	N/R	1,515,315
1,500	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/43	8/23 at 100.00	N/R	1,575,165
1,500	City of West Saint Paul, Minnesota Housing and Health Care Facilities Revenue Refunding Bonds, Walker Westwood Ridge Campus Project, Series 2017, 5.000%, 11/01/49	11/25 at 100.00	N/R	1,533,270
1,180	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc, Refunding Series 2013, 5.200%, 3/01/43	6/21 at 100.00	N/R	1,180,319
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc, Refunding Series 2015:
575	5.250%, 1/01/40	1/23 at 100.00	N/R	572,269
1,175	5.250%, 1/01/46	1/23 at 100.00	N/R	1,139,456
1,195	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,225,269
500	Dennison, Minnesota, Senior Housing Revenue Bonds, Villages of Lonsdale, LLC Project, Series 2019, 4.600%, 5/01/44	5/24 at 101.00	N/R	507,850
1,185	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen, Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	6/21 at 100.00	N/R	1,186,067
	Maple Plain, Minnesota Senior Housing and Healthcare Revenue Bonds, Haven Homes, Inc Project, Series 2019:
400	4.100%, 7/01/34	7/25 at 102.00	N/R	410,604
1,000	5.000%, 7/01/49	7/25 at 102.00	N/R	1,057,010
1,250	5.000%, 7/01/54	7/25 at 102.00	N/R	1,318,213
	Mapleton, Minnesota, Healthcare Facility Revenue Bonds, Mapleton Community Home, Refunding Series 2019:
200	4.000%, 5/01/39	5/24 at 101.00	N/R	188,254
450	4.250%, 5/01/46	5/24 at 101.00	N/R	426,771

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
$ 450	5.000%, 11/15/24	11/22 at 100.00	N/R	$458,766
1,500	4.750%, 11/15/28	11/22 at 100.00	N/R	1,512,315
1,500	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen, Abiitan Mill City Project, Series 2015, 5.250%, 11/01/45	5/23 at 100.00	N/R	1,518,975
300	Morris, Minnesota, Health Care Facilities Revenue Bonds, Farmington Health Services Project, Refunding Series 2019, 3.400%, 8/01/28	8/24 at 101.00	N/R	295,857
2,000	North Oaks, Minnesota, Senior Housing Revenue Bonds, Waverly Gardens Project, Refunding Series 2016, 5.000%, 10/01/47	10/24 at 102.00	N/R	2,180,740
1,055	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen, Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	6/21 at 100.00	N/R	1,055,760
1,500	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc Project, Refunding Series 2017A, 5.000%, 8/01/48	8/25 at 100.00	N/R	1,573,350
1,285	Saint Joseph, Minnesota, Senior Housing and Healthcare Revenue Bonds, Woodcrest of Country Manor Project, Series 2019 A, 5.000%, 7/01/55	7/24 at 102.00	N/R	1,306,254
2,700	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016B, 4.900%, 6/01/49	6/26 at 100.00	N/R	2,747,844
50	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016C, 3.150%, 6/01/28	6/21 at 101.00	N/R	48,438
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2018, 5.000%, 10/01/43	10/23 at 100.00	N/R	1,024,220
4,000	Saint Paul Housing and Redevelopment Authority, Minnesota Senior Housing and Health Care Revenue Bonds, Carondelet Village Project, Series 2016A, 5.000%, 12/01/41	12/24 at 102.00	N/R	4,338,600
1,536	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	10/21 at 100.00	N/R	1,541,178
	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Amherst H Wilder Foundation Project, Refunding Series 2020A:
1,115	5.000%, 12/01/28	No Opt. Call	Baa2	1,351,993
300	5.000%, 12/01/30	No Opt. Call	Baa2	370,479
1,750	5.000%, 12/01/36	12/30 at 100.00	Baa2	2,101,435
1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	6/21 at 100.00	N/R	1,000,670
850	Saint Paul Park, Minnesota, Health Facilities Revenue Bonds, Presbyterian Homes Interlude Transitional Care Projects, Refunding Series 2018, 5.000%, 5/01/43	5/23 at 102.00	N/R	909,645

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
$ 590	4.000%, 9/01/31	9/24 at 100.00	N/R	$615,352
400	4.000%, 9/01/32	9/24 at 100.00	N/R	416,300
500	4.100%, 9/01/33	9/24 at 100.00	N/R	521,130
315	4.200%, 9/01/36	9/24 at 100.00	N/R	326,598
300	4.250%, 9/01/37	9/24 at 100.00	N/R	310,755
1,000	5.000%, 9/01/42	9/24 at 100.00	N/R	1,054,540
800	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/30	9/22 at 100.00	N/R	814,832
2,390	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	2,409,909
1,000	Scanlon, Minnesota, Health Care Facilities Revenue Bonds, Duluth Health Services Project, Refunding Series 2020, 3.950%, 3/01/50	3/25 at 101.00	N/R	922,340
	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community, Refunding Series 2019:
650	5.000%, 8/01/49	8/24 at 102.00	N/R	699,530
5,000	5.000%, 8/01/54	8/24 at 102.00	N/R	5,365,250
55,396	Total Long-Term Care			57,843,119
	Tax Obligation/General – 32.6%
1,410	Alexandria Independent School District 206, Douglas County, Minnesota, General Obligation Bonds, Refunding School Building Series 2017A, 5.000%, 2/01/30	2/28 at 100.00	Aa2	1,767,153
1,180	Annandale Independent School District 876, Wright and Stearns Counties, Minnesota, General Obligation Bonds, Refunding School Building Series 2020A, 4.000%, 2/01/28	No Opt. Call	Aa2	1,411,811
1,110	Annandale, Minnesota, General Obligation Bonds, Temporary Improvement Series 2020A, 2.000%, 2/01/23	6/21 at 100.00	AA-	1,111,388
	Anoka-Hennepin Independent School District 11, Coon Rapids, Minnesota, General Obligation Bonds, School Building Series 2020A:
1,475	3.000%, 2/01/34	2/28 at 100.00	AAA	1,629,580
1,355	3.000%, 2/01/43	2/28 at 100.00	AAA	1,469,958
2,110	Austin Independent School District 492, Mower and Freeborn Counties, Minnesota, General Obligation Bonds, Refunding School Building Series 2020A, 4.000%, 2/01/28	2/27 at 100.00	Aa2	2,469,038
375	Becker Independent School District 726, Minnesota, General Obligation Bonds, Refunding Series 2020A, 5.000%, 2/01/22	No Opt. Call	Aa2	386,516
590	Becker, Minnesota, General Obligation Bonds, Street Reconstruction, Series 2021A, 4.000%, 2/01/28 (WI/DD, Settling 06/02/21)	No Opt. Call	A1	705,906
2,105	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2017A, 4.000%, 2/01/29 – AGM Insured	2/28 at 100.00	AA	2,484,342
2,000	Bloomington Independent School District 271, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance, Series 2017A, 4.000%, 2/01/40	2/27 at 100.00	AAA	2,265,440
2,390	Bloomington Independent School District 271, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance, Series 2020A, 2.000%, 2/01/28	No Opt. Call	AAA	2,553,165
1,570	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018C, 5.000%, 2/01/27	2/26 at 100.00	AAA	1,896,905

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, School Building Series 2018A:
$ 3,500	4.000%, 2/01/38	2/27 at 100.00	AAA	$3,997,105
3,825	4.000%, 2/01/42	2/27 at 100.00	AAA	4,340,113
1,000	4.000%, 2/01/43	2/27 at 100.00	AAA	1,132,920
	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds, Series 2018A:
1,090	4.000%, 2/01/36	2/27 at 100.00	Aa2	1,233,597
1,880	4.000%, 2/01/38	2/27 at 100.00	Aa2	2,119,662
2,715	4.000%, 2/01/41	2/27 at 100.00	Aa2	3,046,990
2,260	4.000%, 2/01/42	2/27 at 100.00	Aa2	2,531,720
230	Chaska, Minnesota, General Obligation Bonds, Series 2020C, 5.000%, 2/01/30	No Opt. Call	AA	302,958
1,160	Chisago Lakes, Minnesota, Independent School District 2144, General Obligation Bonds, School Building Series 2017A, 3.000%, 2/01/32	2/27 at 100.00	AAA	1,259,586
	Cloquet Independent School District 94, Carlton and Saint Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B:
1,000	5.000%, 2/01/27	2/25 at 100.00	Aa2	1,164,460
1,000	4.000%, 2/01/36	2/25 at 100.00	Aa2	1,105,350
1,100	Dakota County Community Development Agency, Minnesota, Governmental Housing Development General Obligation Bonds, Series 2015A, 4.000%, 1/01/42	1/23 at 100.00	Aaa	1,145,298
	Dawson-Boyd Independent School District 378, Yellow Medicine County, Minnesota, General Obligation Bonds, School Building Series 2019A:
1,145	4.000%, 2/01/31	2/28 at 100.00	AAA	1,348,020
1,145	4.000%, 2/01/32	2/28 at 100.00	AAA	1,344,344
500	Dilworth-Glyndon-Felton Independent School District 2164, Clay County, Minnesota, General Obligation Bonds, School Building Series 2020A, 3.000%, 2/01/35	2/26 at 100.00	AAA	537,675
595	Duluth, Minnesota, General Obligation Bonds, Refunding Capital Improvement Series 2019C, 5.000%, 2/01/32	2/29 at 100.00	AA	759,214
2,130	Duluth, Minnesota, General Obligation Bonds, Refunding DECC Improvement Series 2016A, 5.000%, 2/01/32	2/26 at 100.00	AA	2,539,812
1,500	Eden Prairie Independent School District 272, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2019B, 4.000%, 2/01/31	2/28 at 100.00	Aa2	1,761,765
1,250	Eveleth-Gilbert Public Schools Independent School District 2154, Saint Louis County, Minnesota, General Obligation Bonds, Series 2019A, 5.000%, 2/01/30	2/28 at 100.00	AAA	1,570,287
	Forest Lake, Washington County, Minnesota, General Obligation Bonds, Series 2019A:
2,145	5.000%, 2/01/29	No Opt. Call	AA+	2,798,560
1,960	4.000%, 2/01/32	2/29 at 100.00	AA+	2,357,939
480	Fridley, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2017, 3.250%, 2/01/34	2/26 at 100.00	Aa2	522,216
700	Greenway Independent School District 316, Itasca County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2019F, 0.000%, 2/01/30	2/26 at 90.86	AAA	597,352
1,300	Hennepin County Regional Railroad Authority, Minnesota, General Obligation Bonds, Refunding Limited Tax Series 2019D, 5.000%, 12/01/26	No Opt. Call	AAA	1,613,404

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 700	Hennepin County, Minnesota, General Obligation Bonds, Sales Tax Series 2019B, 5.000%, 12/15/26	No Opt. Call	AAA	$869,295
3,290	Hennepin County, Minnesota, General Obligation Bonds, Sales Tax Series 2020C, 5.000%, 12/15/26	No Opt. Call	AAA	4,085,686
1,390	Hutchinson Independent School District 423, McLeod, Meeker, Renville Counties, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	Aa2	1,667,319
5,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42	2/27 at 100.00	AAA	5,687,900
1,380	Independent School District 625, St Paul, Minnesota, General Obligation Bonds, Minnesota School District Credit Enhancement Program, Refunding Series 2020D, 3.000%, 2/01/30	2/29 at 100.00	AAA	1,576,153
1,000	Itasca County Independent School District 318, Minnesota, General Obligation Bonds, Series 2018A, 5.000%, 2/01/29	2/27 at 100.00	AAA	1,225,900
	La Crescent, Minnesota, General Obligation Bonds, Series 2019B:
170	4.000%, 2/01/25	No Opt. Call	A1	190,602
165	4.000%, 2/01/26	No Opt. Call	A1	189,123
100	4.000%, 2/01/27	No Opt. Call	A1	117,007
335	La Crescent, Minnesota, General Obligation Bonds, Series 2020A, 4.000%, 2/01/27	No Opt. Call	A1	391,973
500	La Crescent-Hokah Independent School District 300, Houston and Winona Counties, Minnesota, General Obligation Bonds, School Building & Maintenance Series 2019A, 4.000%, 2/01/30	2/27 at 100.00	Aa2	573,665
	Lake City Independent School District 813, Goodhue and Wabasha Counties, Minnesota, General Obligation Bonds, Refunding Series 2019A:
1,330	5.000%, 2/01/27	No Opt. Call	AAA	1,650,197
1,140	3.000%, 2/01/28	2/27 at 100.00	AAA	1,266,529
	Lake Crystal, Minnesota, General Obligation Bonds, Series 2019A:
145	3.000%, 12/15/27	No Opt. Call	AA	163,447
145	3.000%, 12/15/28	12/27 at 100.00	AA	162,573
160	3.000%, 12/15/29	12/27 at 100.00	AA	178,376
315	3.000%, 12/15/30	12/27 at 100.00	AA	349,004
370	Lakeview Independent School District 2167, Lyon and Yellow Counties, Minnesota, General Obligation Bonds, Lakeview Public Schools Building Series 2021A, 4.000%, 2/01/30	2/29 at 100.00	AAA	448,843
4,100	Lakeville Independent School District 194, Dakota County, Minnesota, General Obligation Bonds, School Building & Facilities Maintenance Series 2020A, 3.000%, 2/01/29	2/28 at 100.00	Aa2	4,644,316
	Lester Prairie Independent School District 424, McLeod County, Minnesota, General Obligation Bonds, School Building Series 2019A:
590	5.000%, 2/01/28	No Opt. Call	Aa2	750,026
590	4.000%, 2/01/31	2/29 at 100.00	Aa2	711,988
	Maccray Independent School District 2180, Chippewa, Kandiyohi and Renville Counties, Minnesota, General Obligation Bonds, School Building Series 2020A:
1,965	4.000%, 2/01/28	No Opt. Call	Aa2	2,349,609
2,040	3.000%, 2/01/29	2/28 at 100.00	Aa2	2,291,185

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Madison, Minnesota, General Obligation Bonds, Refunding Series 2015A:
$ 660	3.600%, 1/01/35 – AGM Insured	1/23 at 100.00	AA	$690,479
500	4.000%, 1/01/45 – AGM Insured	1/23 at 100.00	AA	522,910
	Mankato Independent School District 77, Nicollet and Le Sueur Counties, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2020A:
715	4.000%, 2/01/29	No Opt. Call	Aa2	865,243
645	4.000%, 2/01/38	2/29 at 100.00	Aa2	754,502
	Maple River Independent School District 2135, Minnesota, General Obligation Bonds, School Building Series 2020A:
425	4.000%, 2/01/31	2/30 at 100.00	AAA	521,807
245	4.000%, 2/01/32	2/30 at 100.00	AAA	299,772
2,250	4.000%, 2/01/45	2/30 at 100.00	AAA	2,665,147
1,500	4.000%, 2/01/50	2/30 at 100.00	AAA	1,766,355
1,300	Marshall Independent School District 413, Lyon County, Minnesota, General Obligation Bonds, School Building Series 2019B, 4.000%, 2/01/28	No Opt. Call	Aa2	1,558,167
1,000	Metropolitan Council Minneapolis- Saint Paul Metropolitan Area, Minnesota, General Obligation Bonds, Grant Anticipation Note Series 2021C, 5.000%, 12/01/28	No Opt. Call	AAA	1,301,650
1,780	Metropolitan Council Minneapolis- Saint Paul Metropolitan Area, Minnesota, General Obligation Bonds, Refunding Transit Series 2020D, 5.000%, 3/01/28	No Opt. Call	AAA	2,276,727
585	Milaca Independent School District 912, Millie Lacs, Morrison, Benton, Kanabec and Isanti Counties, Minnesota, General Obligation Bonds, Refunding Alternative Facilities Crossover Series 2014B, 4.000%, 2/01/26	2/24 at 100.00	Aa2	638,621
1,495	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/36	2/28 at 100.00	AAA	1,747,655
	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2019B:
1,475	5.000%, 2/01/29	No Opt. Call	AAA	1,925,686
1,570	5.000%, 2/01/30	2/29 at 100.00	AAA	2,035,709
2,060	4.000%, 2/01/35	2/29 at 100.00	AAA	2,461,432
1,090	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2020B, 5.000%, 2/01/29	No Opt. Call	AAA	1,423,049
2,195	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series 2018, 4.000%, 12/01/35	12/26 at 100.00	AAA	2,533,118
1,000	Minnesota State, General Obligation Bonds, Refunding Various Purpose Series 2016D, 2.250%, 8/01/29	8/26 at 100.00	AAA	1,065,970
7,015	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2020B, 4.000%, 8/01/29	No Opt. Call	AAA	8,736,621
500	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 5.000%, 10/01/21	No Opt. Call	AAA	508,155
500	Minnesota State, General Obligation Bonds, Various Purpose Series 2013D, 3.000%, 10/01/26	10/23 at 100.00	AAA	530,680
3,130	Minnesota State, General Obligation Bonds, Various Purpose Series 2017A, 5.000%, 10/01/29	10/27 at 100.00	AAA	3,940,639

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,515	Minnesota State, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 8/01/34	8/28 at 100.00	AAA	$1,946,563
	Minnesota State, General Obligation Bonds, Various Purpose Series 2019A:
2,000	5.000%, 8/01/32	8/29 at 100.00	AAA	2,631,660
155	5.000%, 8/01/36	8/29 at 100.00	AAA	202,365
2,425	Minnesota State, General Obligation Bonds, Various Purpose Series 2020A, 5.000%, 8/01/36	8/30 at 100.00	AAA	3,229,979
	Montgomery Independent School District 2905, Minnesota, General Obligation Bonds, School Building Series 2018A:
250	4.000%, 2/01/32	2/25 at 100.00	Aa2	282,115
500	4.000%, 2/01/36	2/25 at 100.00	Aa2	564,425
	Moorhead Independent School District 152, Clay County, Minnesota, General Obligation Bonds, School Building Series 2020A:
2,070	3.000%, 2/01/43	2/28 at 100.00	Aa2	2,225,291
1,100	3.000%, 2/01/44	2/28 at 100.00	Aa2	1,180,454
	Mora Independent School District 332, Kanabec County, Minnesota, General Obligation Bonds, School Building Series 2020A:
2,620	4.000%, 2/01/28	No Opt. Call	AAA	3,142,166
1,085	3.000%, 2/01/29	2/28 at 100.00	AAA	1,213,410
1,850	3.000%, 2/01/30	2/28 at 100.00	AAA	2,050,910
300	Mountain Lake, Minnesota, General Obligation Bonds, Series 2017B, 4.000%, 2/01/43	2/25 at 100.00	A+	324,402
2,735	New Prague Independent School District 721, Scott County, Minnesota, General Obligation Bonds, Refunding School Building Series 2020A, 5.000%, 2/01/23	No Opt. Call	Aa2	2,954,812
2,000	North Saint Paul-Maplewood-Oakdale Independent School District 622, Ramsey County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 3.375%, 2/01/35	2/27 at 100.00	Aa2	2,219,160
595	North Saint Paul-Maplewood-Oakdale Independent School District 622, Ramsey County, Minnesota, General Obligation Bonds, Refunding Alternate Facilities Series 2019C, 4.000%, 2/01/30	2/28 at 100.00	Aa2	707,098
1,600	North Saint Paul-Maplewood-Oakdale Independent School District 622, Ramsey County, Minnesota, General Obligation Bonds, School Building Series 2019A, 5.000%, 2/01/32	2/28 at 100.00	Aa2	1,997,872
1,080	Pillager Independent School District 116, Cass and Morrison Counties, Minnesota, General Obligation Bonds, Refunding School Building Series 2020A, 4.000%, 2/01/29	2/28 at 100.00	AAA	1,286,064
1,360	Pillager Independent School District 116, Cass and Morrison Counties, Minnesota, General Obligation Bonds, School Building Series 2019A, 3.000%, 2/01/33	2/28 at 100.00	AAA	1,492,627
1,205	Pipestone-Jasper Independent School District 2689, Minnesota, General Obligation Bonds, Series 2019A, 5.000%, 2/01/29	No Opt. Call	AAA	1,570,079
4,000	Richfield Independent School District 280, Hennepin County, Minnesota, General Obligation Bonds, School Buildings Series 2018A, 4.000%, 2/01/40	2/27 at 100.00	AAA	4,530,880
1,250	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 3.000%, 2/01/30	8/26 at 100.00	Aa2	1,369,312
2,825	Rosemount Independent School District 196, Dakota County, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/27	2/26 at 100.00	AAA	3,397,260

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, School Building Series 2018A:
$ 3,250	5.000%, 2/01/30	2/27 at 100.00	Aa2	$3,965,325
2,500	4.000%, 2/01/35	2/27 at 100.00	Aa2	2,848,600
1,500	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, Series 1994, 4.000%, 2/01/37	2/27 at 100.00	Aa2	1,702,920
	Russell-Tyler-Ruthton Public Schools Independent School District 2902, Minnesota, General Obligation Bonds, Series 2019A:
1,620	5.000%, 2/01/30	2/29 at 100.00	AAA	2,095,000
1,700	4.000%, 2/01/31	2/29 at 100.00	AAA	2,044,590
575	Saint Francis Independent School District 15, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/35	2/23 at 100.00	Aa2	604,089
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/45	2/26 at 100.00	AAA	1,107,410
	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, School Building Series 2017A:
1,340	4.000%, 2/01/28	2/26 at 100.00	Aa2	1,538,521
1,400	4.000%, 2/01/30	2/26 at 100.00	Aa2	1,598,212
1,885	3.200%, 2/01/32	2/26 at 100.00	Aa2	2,053,953
615	Saint Paul Public Library Agency, Minnesota, General Obligation Bonds, Refunding Series 2021D, 4.000%, 10/01/31	10/30 at 100.00	AAA	765,693
1,515	Saint Paul, Minnesota, General Obligation Bonds, Refunding Street Reconstruction Series 2021C, 5.000%, 5/01/30	No Opt. Call	AAA	2,036,448
1,940	Saint Paul, Minnesota, General Obligation Bonds, Refunding Various Purpose Series 2021A, 5.000%, 3/01/28	No Opt. Call	AAA	2,487,255
	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Capital Facilities Series 2020A:
250	4.000%, 2/01/33	2/27 at 100.00	Aa2	285,580
425	4.000%, 2/01/34	2/27 at 100.00	Aa2	483,965
3,390	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Series 2013A, 3.000%, 2/01/25	2/23 at 100.00	Aa2	3,542,347
2,500	Sibley East Independent School District 2310, Sibley, Minnesota, General Obligation Bonds, School Building Series 2015A, 4.000%, 2/01/40	2/25 at 100.00	Aa2	2,750,750
420	Sleepy Eye, Minnesota, General Obligation Bonds, Refunding Series 2020A, 4.000%, 2/01/28	No Opt. Call	AA	501,010
	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A:
1,330	4.000%, 2/01/31	2/27 at 100.00	Aa2	1,539,528
670	4.000%, 2/01/33	2/27 at 100.00	Aa2	772,068
	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2020A:
1,575	5.000%, 2/01/28	No Opt. Call	Aa2	2,008,046
1,575	4.000%, 2/01/29	2/28 at 100.00	Aa2	1,881,117
700	4.000%, 2/01/30	2/28 at 100.00	Aa2	830,396

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, School Building Series 2016A, 4.000%, 2/01/29	2/26 at 100.00	Aa2	$1,144,720
500	Spring Lake Independent School District 16, Anoka County, Minnesota, General Obligation Bonds, Refunding Series 2015A, 4.000%, 2/01/22	No Opt. Call	Aa2	513,025
	Swift County-Benson Hospital District, Minnesota, Congregate Senior Revenue Bonds, Series 2020A:
150	4.000%, 2/01/25	No Opt. Call	AA-	168,237
330	4.000%, 2/01/28	No Opt. Call	AA-	392,479
345	4.000%, 2/01/29	No Opt. Call	AA-	415,808
	Virginia, Minnesota, General Obligation Bonds, Sales Tax Series 2020A:
535	4.000%, 2/01/31 – AGM Insured	2/28 at 100.00	AA	622,414
500	4.000%, 2/01/32 – AGM Insured	2/28 at 100.00	AA	580,115
815	4.000%, 2/01/33 – AGM Insured	2/28 at 100.00	AA	943,240
655	4.000%, 2/01/35 – AGM Insured	2/28 at 100.00	AA	754,960
245	4.000%, 2/01/37 – AGM Insured	2/28 at 100.00	AA	281,199
2,500	Waconia Independent School District, Minnesota, General Obligation Bonds, School Building Series 2015B, 3.000%, 2/01/28	2/25 at 100.00	Aa2	2,701,900
1,315	Waseca Independent School District 829, Steele, Rice, and Waseca Counties, Minnesota, General Obligation Bonds, School Building Series 2015A, 4.000%, 2/01/27	2/26 at 100.00	Aa2	1,517,563
1,685	Watertown-Mayer Independent School District 111, Carver, Hennepin and Wright Counties, Minnesota, General Obligation Bonds, School Building Series 2020A, 0.000%, 2/01/32	2/28 at 92.57	AAA	1,387,817
1,220	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39	2/27 at 100.00	AAA	1,383,809
	White Bear Lake Independent School District 624, Ramsey County, Minnesota, General Obligation Bonds, School Building Series 2020A:
4,820	4.000%, 2/01/27	No Opt. Call	AAA	5,712,905
5,000	3.000%, 2/01/42	2/28 at 100.00	AAA	5,420,950
540	White Bear, Ramsey County, Minnesota, General Obligation Bonds, Improvement & Utlity Series 2021A, 5.000%, 2/01/29 (WI/DD, Settling 06/17/21)	No Opt. Call	AA+	699,057
725	Wright County, Minnesota, General Obligation Bonds, Refunding Jail Series 2017A, 4.000%, 12/01/21	No Opt. Call	AA+	738,964
204,910	Total Tax Obligation/General			238,933,248
	Tax Obligation/Limited – 7.9%
750	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019B, 5.000%, 2/01/25	No Opt. Call	Aa2	860,647
600	Elbow Lake Economic Development Authority, Minnesota, Lease Revenue Bonds, Grant County Public Project, Series 2017A, 4.200%, 12/15/43	12/27 at 100.00	N/R	644,652
135	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015, 4.000%, 3/01/30	3/23 at 100.00	N/R	138,438
425	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St Anthony Falls Project, Refunding Series 2015, 4.000%, 3/01/27	3/23 at 100.00	N/R	437,810

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,090	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2015C, 3.250%, 8/01/30	8/24 at 100.00	AA+	$1,168,273
	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2017A:
200	4.000%, 8/01/30	8/27 at 100.00	AA+	233,944
475	4.000%, 8/01/34	8/27 at 100.00	AA+	551,731
325	4.000%, 8/01/35	8/27 at 100.00	AA+	376,984
1,125	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2018D, 4.000%, 8/01/38	8/28 at 100.00	AA+	1,309,522
2,450	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2020A, 4.000%, 8/01/29	No Opt. Call	AA+	3,005,856
3,105	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2020B, 4.000%, 8/01/32	8/30 at 100.00	AA+	3,827,844
	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015A:
1,470	3.625%, 2/01/34	2/25 at 100.00	A1	1,564,683
580	3.750%, 2/01/36	2/25 at 100.00	A1	618,634
4,600	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015B, 4.000%, 2/01/42	2/25 at 100.00	A1	4,947,024
1,000	Plymouth Intermediate District 287, Minnesota, Certificates of Participation, Refunding Series 2017A, 4.000%, 2/01/36	2/27 at 100.00	A1	1,121,930
	Plymouth Intermediate District 287, Minnesota, Facilities Maintenance Bonds, Series 2017B:
175	4.000%, 5/01/29	5/27 at 100.00	Aa3	201,707
200	4.000%, 5/01/32	5/27 at 100.00	Aa3	227,262
100	4.000%, 5/01/33	5/27 at 100.00	Aa3	113,371
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
4,500	4.500%, 7/01/34	7/25 at 100.00	N/R	4,953,510
3,577	4.750%, 7/01/53	7/28 at 100.00	N/R	4,021,120
1,010	5.000%, 7/01/58	7/28 at 100.00	N/R	1,152,208
2,049	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40	7/28 at 100.00	N/R	2,273,406
	Rosemount Independent School District 196, Dakota County, Minnesota, Certificates of Participation, Series 2021A:
835	3.000%, 4/01/24	No Opt. Call	Aa3	894,719
865	3.000%, 4/01/25	No Opt. Call	Aa3	943,187
945	3.000%, 4/01/28	No Opt. Call	Aa3	1,068,776
1,215	Roseville Independent School District 623, Ramsey County, Minnesota, Certificates of Participation, Series 2021A, 5.000%, 4/01/30	No Opt. Call	Baa2	1,613,897
	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of Participation, Saint Cloud Area Public Schools, Series 2017A:
355	5.000%, 2/01/32	2/25 at 100.00	A1	407,512
520	5.000%, 2/01/34	2/25 at 100.00	A1	595,702

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B:
$ 310	4.250%, 4/01/25	4/23 at 100.00	N/R	$319,638
430	4.875%, 4/01/30	4/23 at 100.00	N/R	442,070
1,665	5.250%, 4/01/43	4/23 at 100.00	N/R	1,697,734
2,670	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.375%, 2/01/35	2/27 at 100.00	AAA	2,944,156
	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2019B:
1,005	4.000%, 2/01/36	2/29 at 100.00	AAA	1,197,437
1,000	4.000%, 2/01/37	2/29 at 100.00	AAA	1,188,360
	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2020C:
3,325	4.000%, 2/01/30	2/28 at 100.00	AAA	3,953,791
2,840	3.000%, 2/01/36	2/28 at 100.00	AAA	3,107,216
	White Bear Lake Independent School District 624, Ramsey County, Minnesota, Certificates of Participation, Series 2020B:
745	5.000%, 4/01/24	No Opt. Call	A+	838,795
900	4.000%, 4/01/28	No Opt. Call	A+	1,069,290
	Zumbro Education District 6012, Minnesota, Certificates of Participation Series 2021A:
280	4.000%, 2/01/32	2/31 at 100.00	Baa1	333,396
250	4.000%, 2/01/34	2/31 at 100.00	Baa1	295,903
425	4.000%, 2/01/38	2/31 at 100.00	Baa1	498,372
700	4.000%, 2/01/41	2/31 at 100.00	Baa1	813,484
51,221	Total Tax Obligation/Limited			57,973,991
	Transportation – 5.2%
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2016A:
1,000	5.000%, 1/01/28	1/27 at 100.00	AA-	1,225,670
390	5.000%, 1/01/31	1/27 at 100.00	AA-	475,266
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
200	5.000%, 1/01/25	1/24 at 100.00	A+	224,160
2,000	5.000%, 1/01/31	1/24 at 100.00	A+	2,231,160
1,175	5.000%, 1/01/32	1/24 at 100.00	A+	1,310,807
200	5.000%, 1/01/33	1/24 at 100.00	A+	223,116
750	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 1/01/26 (AMT)	1/24 at 100.00	A+	835,860
270	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 1/01/22	No Opt. Call	A+	277,509

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2019A:
$ 30	5.000%, 1/01/31	7/29 at 100.00	A+	$38,578
70	5.000%, 1/01/37	7/29 at 100.00	A+	88,846
1,250	5.000%, 1/01/44	7/29 at 100.00	A+	1,562,712
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2019B:
750	5.000%, 1/01/30 (AMT)	7/29 at 100.00	A+	960,585
2,000	5.000%, 1/01/35 (AMT)	7/29 at 100.00	A+	2,519,320
1,225	5.000%, 1/01/38 (AMT)	7/29 at 100.00	A+	1,532,010
2,215	5.000%, 1/01/39 (AMT)	7/29 at 100.00	A+	2,763,899
3,000	5.000%, 1/01/44 (AMT)	7/29 at 100.00	A+	3,704,580
7,250	5.000%, 1/01/49 (AMT)	7/29 at 100.00	A+	8,894,952
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
125	5.000%, 1/01/33	1/27 at 100.00	AA-	151,956
1,630	5.000%, 1/01/37	1/27 at 100.00	AA-	1,977,483
5,580	5.000%, 1/01/46	1/27 at 100.00	AA-	6,754,981
475	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2016D, 5.000%, 1/01/34 (AMT)	1/27 at 100.00	A+	572,237
31,585	Total Transportation			38,325,687
	U.S. Guaranteed – 2.2% (5)
1,135	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	1,256,558
2,000	Mankato Independent School District 77, Nicollet and Le Sueur Counties, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/28 (Pre-refunded 2/01/24)	2/24 at 100.00	AAA	2,194,500
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
625	6.000%, 10/01/32 (Pre-refunded 10/01/21)	10/21 at 100.00	Baa3	637,013
2,000	6.000%, 10/01/40 (Pre-refunded 10/01/21)	10/21 at 100.00	Baa3	2,038,440
720	Otter Tail County, Minnesota, General Obligation Bonds, Capital Improvement Series 2016A, 3.000%, 2/01/23 (ETM)	No Opt. Call	AA	754,070
1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.625%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	BB+	1,524,210
1,600	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc, Series 2015A, 5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R	1,916,656
3,715	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	4,173,728
1,530	Worthington Independent School District 518, Nobles County, Minnesota, Certificates of Participation, Series 2017A, 4.000%, 2/01/42 (Pre-refunded 2/01/26)	2/26 at 100.00	A+	1,770,409
14,825	Total U.S. Guaranteed			16,265,584

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 9.0%
$ 300	Elk River, Minnesota, Electric Revenue Bonds, Series 2021B, 5.000%, 8/01/28	No Opt. Call	Aa3	$384,657
1,240	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,400,964
135	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	A-	164,866
235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	247,131
500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014, 4.000%, 10/01/21	No Opt. Call	A1	506,300
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A:
1,000	4.000%, 10/01/31	10/24 at 100.00	A1	1,084,840
1,000	4.000%, 10/01/32	10/24 at 100.00	A1	1,082,790
2,250	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/47	10/26 at 100.00	A1	2,673,090
1,690	Minnesota Public Facilities Authority, State Clean Water Revolving Fund Revenue Bonds, Series 2016A, 5.000%, 3/01/25	No Opt. Call	AAA	1,983,114
3,500	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	AA	4,161,815
	Saint Paul Housing and Redevelopment Authority, Minnesota, District Energy Revenue Bonds, Refunding Series 2017A:
390	4.000%, 10/01/28	10/27 at 100.00	A-	454,557
675	4.000%, 10/01/33	10/27 at 100.00	A-	767,070
	Saint Paul Housing and Redevelopment Authority, Minnesota, District Energy Revenue Bonds, Refunding Series 2017B:
355	4.000%, 10/01/28	10/27 at 100.00	A-	413,763
270	4.000%, 10/01/29	10/27 at 100.00	A-	312,266
2,000	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-3, 4.000%, 10/01/42	10/27 at 100.00	A-	2,226,500
1,180	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-4, 4.000%, 10/01/40 (AMT)	10/27 at 100.00	A-	1,301,705
	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2021-1 501 C3:
300	3.000%, 10/01/34	10/27 at 100.00	A-	319,023
675	4.000%, 10/01/41	10/27 at 100.00	A-	752,848
1,100	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2021-2, 4.000%, 10/01/40 (AMT)	10/27 at 100.00	A-	1,213,454
1,075	Southern Minnesota Municipal Power Agency Power Supply System Revenue Bonds, Series 2015A, 5.000%, 1/01/27	1/26 at 100.00	AA-	1,287,785
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
755	0.000%, 1/01/22 – NPFG Insured	No Opt. Call	A+	753,060
3,055	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	3,027,719
10,530	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	10,334,563
5,005	0.000%, 1/01/25 – NPFG Insured	No Opt. Call	A+	4,847,192
7,255	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	6,911,693

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Thief River Falls, Minnesota, Electric Revenue Bonds, Series 2018A:
$ 230	4.000%, 2/01/35 – AGM Insured	2/26 at 100.00	AA	$257,699
260	4.000%, 2/01/38 – AGM Insured	2/26 at 100.00	AA	289,991
13,765	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2018A, 5.000%, 1/01/49	7/28 at 100.00	Aa3	16,926,132
60,725	Total Utilities			66,086,587
$ 615,992	Total Long-Term Investments (cost $659,945,547)			699,393,543

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.7%
	MUNICIPAL BONDS – 3.7%
	Health Care – 3.0%
$ 9,000	Minneapolis, Minnesota, Variable Rate Demand Obligations, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A, 0.020%, 11/15/48 (6)	No Opt. Call	VMIG1	$9,000,000
5,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Variable Rate Demand Obligations, Health Care System Revenue Bonds, Allina Health System, Series 2007C2, 0.050%, 11/15/34 (6)	No Opt. Call	VMIG1	5,000,000
8,100	Rochester, Minnesota, Variable Rate Demand Obligations, Health Care Facilities Revenue Bonds, Mayo Clinic Series 2008A, 0.040%, 11/15/38 (6)	No Opt. Call	A-1+	8,100,000
22,100	Total Health Care			22,100,000
	Housing/Single Family – 0.7%
5,225	Minnesota Housing Finance Agency, Variable Rate Demand Obligations, Residential Housing Finance Bonds, Series 2015D, 0.070%, 1/01/46 (AMT) (6)	No Opt. Call	A-1+	5,225,000
$ 27,325	Total Short-Term Investments (cost $27,325,000)			27,325,000
	Total Investments (cost $687,270,547) – 99.1%			726,718,543
	Other Assets Less Liabilities – 0.9%			6,419,550
	Net Assets – 100%			$ 733,138,093
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Nebraska Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.1%
	MUNICIPAL BONDS – 97.1%
	Consumer Staples – 0.8%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
$ 65	4.000%, 6/01/48	6/30 at 100.00	BBB+	$75,248
1,000	3.000%, 6/01/48	6/30 at 100.00	BBB+	1,050,850
1,065	Total Consumer Staples			1,126,098
	Education and Civic Organizations – 6.3%
1,500	Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2017, 5.000%, 7/01/47	7/27 at 100.00	A2	1,802,085
	Saline County, Nebraska, Educational Facilities Revenue Bonds, Doane College Project, Refunding Series 2020A:
360	3.000%, 2/15/34	2/29 at 100.00	A	382,086
445	3.000%, 2/15/35	2/29 at 100.00	A	470,765
500	Southeast Community College Area, Nebraska, Facilities Revenue Bonds, Series 2020, 3.000%, 3/15/45 – AGM Insured	7/25 at 100.00	AA	509,165
1,000	University of Nebraska Facilities Corporation, Nebraska, Facilities Bonds, Refunding Series 2017B, 4.000%, 5/15/37	11/27 at 100.00	Aa1	1,149,820
1,000	University of Nebraska Facilities Corporation, Nebraska, Facilities Bonds, Refunding Series 2021A, 5.000%, 7/15/31 (WI/DD, Settling 06/09/21)	No Opt. Call	Aa1	1,374,573
2,000	University of Nebraska Facilities Corporation, Nebraska, Facilities Bonds, Refunding Series 2021B, 5.000%, 7/15/51 (WI/DD, Settling 06/09/21)	7/31 at 100.00	Aa1	2,615,029
6,805	Total Education and Civic Organizations			8,303,523
	Health Care – 6.2%
200	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	BB	225,726
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Refunding Series 2020A:
575	4.000%, 11/15/40	11/30 at 100.00	AA-	684,112
300	4.000%, 11/15/41	11/30 at 100.00	AA-	355,917
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Series 2017:
180	5.000%, 11/15/37	5/27 at 100.00	AA-	216,119
1,050	5.000%, 11/15/47	5/27 at 100.00	AA-	1,258,246
775	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	A-	851,710

Nuveen Nebraska Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
$ 500	4.125%, 11/01/36	11/25 at 100.00	A	$545,120
1,000	5.000%, 11/01/45	11/25 at 100.00	A	1,151,530
500	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2020A, 4.000%, 7/01/40	7/30 at 100.00	A	587,000
250	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A, 5.000%, 7/01/30	7/27 at 100.00	BBB	298,015
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
500	5.000%, 7/01/34	7/25 at 100.00	BBB	571,245
435	5.000%, 7/01/35	7/25 at 100.00	BBB	496,548
875	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/01/37	2/27 at 100.00	BB+	929,469
7,140	Total Health Care			8,170,757
	Housing/Single Family – 0.9%
660	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Refunding Series 2016A, 3.500%, 9/01/36	3/25 at 100.00	AA+	690,862
230	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2016C, 3.350%, 9/01/36	9/25 at 100.00	AA+	241,976
	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2021A:
100	1.850%, 9/01/35	3/30 at 100.00	AA+	100,121
100	1.950%, 9/01/37	3/30 at 100.00	AA+	100,154
1,090	Total Housing/Single Family			1,133,113
	Long-Term Care – 3.1%
	Nebraska Educational, Health, Cultural and Social Services Finance Authority, Revenue Bonds, Immanuel Retirement Communities Obligated Group, Series 2019A:
3,500	4.000%, 1/01/44	1/26 at 102.00	AA	3,884,055
200	4.000%, 1/01/49	1/26 at 102.00	AA	221,062
3,700	Total Long-Term Care			4,105,117
	Tax Obligation/General – 33.9%
	Adams County School District 18, Nebraska, General Obligation Bonds, Hastings Public Schools, Series 2019:
600	4.000%, 12/15/38	5/29 at 100.00	Aa3	697,302
975	4.000%, 12/15/44	5/29 at 100.00	Aa3	1,118,042
	Buffalo County School District 007 Kearney Public Schools, Nebraska, General Obligation Bonds, School Building Series 2016:
1,000	4.000%, 12/15/30	4/26 at 100.00	AA-	1,154,230
500	3.000%, 12/15/36	4/26 at 100.00	AA-	526,815
1,500	Dodge County School District 1 Fremont, Nebraska, General Obligation Bonds, Refunding Limited Tax Series 2019, 4.000%, 12/15/40	12/29 at 100.00	A+	1,745,850

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,090	Douglas County School District 059, Nebraska, General Obligation Bonds, Bennington Public Schools, School Building Series 2019, 4.000%, 6/15/33	3/24 at 100.00	AA-	$1,191,435
1,000	Douglas County School District 059, Nebraska, General Obligation Bonds, Bennington Public Schools, Series 2016, 3.375%, 12/15/41	12/25 at 100.00	AA-	1,068,960
1,500	Douglas County School District 059, Nebraska, General Obligation Bonds, School Building Series 2020B, 3.000%, 12/15/45	8/25 at 100.00	AA-	1,565,985
1,500	Douglas County School District 1, Nebraska, General Obligation Bonds, Omaha Public Schools Series 2020, 3.000%, 12/15/43	1/30 at 100.00	AA	1,640,565
750	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Series 2016, 4.000%, 12/15/36	12/25 at 100.00	AA-	869,048
1,000	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Series 2018, 4.000%, 12/15/38	12/28 at 100.00	AA-	1,164,140
750	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Series 2019, 4.000%, 12/15/39	12/29 at 100.00	AA-	883,230
	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Series 2020:
430	4.000%, 12/15/39	12/30 at 100.00	AA-	514,611
400	4.000%, 12/15/40	12/30 at 100.00	AA-	477,568
1,360	Douglas County School District 17 Millard, Nebraska, General Obligation Bonds, Series 2020, 3.000%, 12/15/36	12/30 at 100.00	AA	1,550,454
	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Series 2020:
3,240	5.000%, 1/15/30	No Opt. Call	AAA	4,311,209
1,000	3.000%, 1/15/43	7/30 at 100.00	AAA	1,105,020
1,200	Massachusetts State, General Obligation Bonds, Refunding Series 2020D, 4.000%, 11/01/41	11/30 at 100.00	Aa1	1,450,644
195	Omaha, Nebraska, General Obligation Bonds, Convention Center Project, Series 2004, 5.250%, 4/01/26	No Opt. Call	AA+	239,177
500	Omaha, Nebraska, General Obligation Bonds, Refunding & Various Purpose Series 2017A, 4.000%, 4/15/33	4/27 at 100.00	AA+	578,560
500	Omaha, Nebraska, General Obligation Bonds, Refunding & Various Purpose Series 2018A, 4.000%, 1/15/37	1/27 at 100.00	AA+	571,535
1,000	Omaha, Nebraska, General Obligation Bonds, Refunding & Various Purpose Series 2019, 4.000%, 4/15/38	4/29 at 100.00	AA+	1,192,220
	Omaha, Nebraska, General Obligation Bonds, Refunding & Various Purpose Series 2020A:
380	4.000%, 4/15/31	4/30 at 100.00	AA+	473,100
540	3.000%, 4/15/39	4/30 at 100.00	AA+	596,446
500	Omaha, Nebraska, Special Tax Redevelopment Bonds, Series 2018A, 5.000%, 1/15/33	1/27 at 100.00	AA+	610,030
1,000	Omaha, Nebraska, Special Tax Redevelopment Bonds, Series 2019A, 4.000%, 1/15/40	1/29 at 100.00	AA+	1,182,320
	Omaha-Douglas Public Building Commission, Nebraska, General Obligation Bonds, Series 2020B:
1,000	3.000%, 5/01/36	5/29 at 100.00	AA+	1,115,520
1,280	4.000%, 5/01/43	5/29 at 100.00	AA+	1,507,814

Nuveen Nebraska Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Refunding Series 2020B:
$ 750	4.000%, 12/01/35	12/30 at 100.00	Aa2	$923,287
1,000	3.000%, 12/01/40	12/30 at 100.00	Aa2	1,093,480
750	Sarpy County School District 037 Gretna Public Schools, Nebraska, General Obligation Bonds, Refunding Series 2019C, 4.000%, 6/15/43	6/29 at 100.00	AA-	878,415
	Sarpy County School District 037 Gretna Public Schools, Nebraska, General Obligation Bonds, Series 2019:
1,000	5.000%, 6/15/40	6/29 at 100.00	AA-	1,253,480
1,000	5.000%, 6/15/41	6/29 at 100.00	AA-	1,250,520
	Sarpy County School District 037 Gretna Public Schools, Nebraska, General Obligation Bonds, Series 2020B:
750	3.000%, 12/15/43	12/25 at 100.00	AA-	806,648
750	3.000%, 12/15/44	12/25 at 100.00	AA-	806,265
	Sarpy County School District 1, Bellevue Public School, Nebraska, General Obligation Bonds, School Building Series 2017:
550	5.000%, 12/15/29	12/27 at 100.00	Aa3	696,834
500	5.000%, 12/15/35	12/27 at 100.00	Aa3	625,315
1,000	Sarpy County School District 1, Bellevue Public School, Nebraska, General Obligation Bonds, School Building Series 2020, 4.000%, 12/15/40	12/30 at 100.00	Aa3	1,209,510
	Saunders County School District 1, Ashland-Greenwood, Nebraska, General Obligation Bonds, Series 2021:
500	3.000%, 12/15/42	12/30 at 100.00	A+	555,755
2,000	3.000%, 12/15/50	12/30 at 100.00	A+	2,156,500
	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018:
215	5.000%, 12/15/30	6/28 at 100.00	Aa1	272,730
1,000	5.000%, 12/15/47	6/28 at 100.00	Aa1	1,218,330
38,455	Total Tax Obligation/General			44,848,899
	Tax Obligation/Limited – 5.0%
500	Columbus, Nebraska, Sales Tax Revenue Bonds, Police & Fire Project, Series 2018, 4.000%, 9/15/27	9/23 at 100.00	A	539,660
265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	272,473
430	Grand Island, Nebraska, Highway Allocation Fund Pledge Bonds, Series 2020, 3.000%, 11/15/30	11/25 at 100.00	Aa2	463,880
500	Omaha Public Facilities Corporation, Nebraska, Lease Revenue Bonds, Omaha Baseball Stadium Project, Refunding Series 2016A, 4.000%, 6/01/36	6/26 at 100.00	AA+	566,860
1,000	Omaha Public Facilities Corporation, Nebraska, Lease Revenue Bonds, Series 2020B, 3.000%, 4/15/40	4/30 at 100.00	AA+	1,106,750
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
750	4.550%, 7/01/40	7/28 at 100.00	N/R	842,775
800	4.750%, 7/01/53	7/28 at 100.00	N/R	899,328
600	5.000%, 7/01/58	7/28 at 100.00	N/R	684,480

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/58	7/28 at 100.00	Baa1	$ 1,204,750
5,845	Total Tax Obligation/Limited			6,580,956
	Transportation – 4.1%
	Guam International Airport Authority, Revenue Bonds, Series 2013C:
500	6.000%, 10/01/34 – AGM Insured (AMT)	10/23 at 100.00	AA	546,730
165	6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	178,448
70	Hawaii State, Harbor System Revenue Bonds, Series 2020A, 4.000%, 7/01/36 (AMT)	7/30 at 100.00	Aa3	83,649
825	Lincoln, Nebraska, Airport Revenue Bonds, Series 2015A, 4.000%, 7/01/45	7/25 at 100.00	Aa1	893,978
	Omaha Airport Authority, Nebraska, Airport Facilities Revenue Refunding Bonds, Series 2017A:
1,000	5.000%, 12/15/34 (AMT)	12/26 at 100.00	Aa3	1,211,580
1,000	5.000%, 12/15/36 (AMT)	12/26 at 100.00	Aa3	1,211,640
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	A1	1,246,450
4,560	Total Transportation			5,372,475
	U.S. Guaranteed – 12.8% (4)
500	Adams County School District 18, Nebraska, General Obligation Bonds, Hastings Public Schools, Series 2017, 4.500%, 12/15/44 (Pre-refunded 1/31/22)	1/22 at 100.00	Aa3	514,730
	Colfax County School District 123 Schuyler Community Schools, Nebraska, General Obligation Bonds, Refunding Series 2019:
500	4.000%, 12/15/36 (Pre-refunded 5/22/24)	5/24 at 100.00	A1	554,385
500	4.000%, 12/15/39 (Pre-refunded 5/22/24)	5/24 at 100.00	A1	554,385
	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012:
1,000	4.000%, 11/01/37 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R	1,015,880
2,800	5.000%, 11/01/42 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R	2,856,028
2,460	Lincoln- West Haymarket Joint Public Agency, Nebraska, General Obligation Facility Bonds, Series 2011, 5.000%, 12/15/42 (Pre-refunded 12/15/21)	12/21 at 100.00	AAA	2,525,116
	Lincoln, Nebraska, Educational Facilities Revenue and Refunding Bonds, Nebraska Wesleyan University Project, Series 2012:
685	3.300%, 4/01/25 (Pre-refunded 4/01/22)	4/22 at 100.00	A-	702,899
410	4.000%, 4/01/32 (Pre-refunded 4/01/22)	4/22 at 100.00	A-	423,198
	Omaha, Nebraska, General Obligation Bonds, Refunding & Various Purpose Series 2013A:
715	4.500%, 11/15/28 (Pre-refunded 11/15/23)	11/23 at 100.00	AA+	791,491
365	4.500%, 11/15/29 (Pre-refunded 11/15/23)	11/23 at 100.00	AA+	404,048
1,395	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Series 2011, 4.250%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	AA	1,421,449
500	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 4.000%, 12/15/31 (Pre-refunded 6/15/22)	6/22 at 100.00	AA	520,295

Nuveen Nebraska Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 750	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation Bonds, School Building Series 2014, 5.000%, 12/15/39 (Pre-refunded 6/15/24)	6/24 at 100.00	Aa3	$858,173
500	Scotts Bluff County School District 16, Nebraska, General Obligation Bonds, Gering Public Schools Series 2017, 5.000%, 12/01/46 (Pre-refunded 5/30/22)	5/22 at 100.00	A1	524,240
600	University of Nebraska, Revenue Bonds, Omaha Student Housing Project, Refunding Series 2017A, 5.000%, 5/15/32 (Pre-refunded 11/15/27)	11/27 at 100.00	Aa1	764,232
1,000	University of Nebraska, Revenue Bonds, Refunding Lincoln Student Fees and Facilities Series 2011, 5.000%, 7/01/42 (Pre-refunded 1/01/22)	1/22 at 100.00	Aa1	1,028,660
1,125	University of Nebraska, Revenue Bonds, Refunding Omaha Student Health & Recreation Project Series 2016B, 3.000%, 5/15/30 (Pre-refunded 5/15/26)	5/26 at 100.00	Aa1	1,260,652
220	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/23 (ETM)	No Opt. Call	BBB+	243,300
16,025	Total U.S. Guaranteed			16,963,161
	Utilities – 24.0%
800	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A2	819,928
465	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/37	No Opt. Call	A	663,220
2,350	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A2	2,489,801
	Columbus, Nebraska, Combined Revenue Bonds, Refunding Series 2020:
375	4.000%, 6/15/34	6/30 at 100.00	AA	448,549
400	4.000%, 6/15/35	6/30 at 100.00	AA	477,972
1,185	District Energy Corporation, Nebraska, Facility Revenue Bonds, NSP System Series 2021, 4.000%, 7/01/45	7/31 at 100.00	AA+	1,408,455
1,000	District Energy Corporation, Nebraska, Facility Revenue Bonds, Refunding Series 2021A, 5.000%, 7/01/28	No Opt. Call	AA+	1,278,230
1,500	Fremont, Nebraska, Combined Utilities System Revenue Bonds, Series 2014B, 5.000%, 7/15/34	7/21 at 100.00	AA-	1,511,055
	Grand Island, Nebraska, Combined Utilities Revenue Bonds, Refunding Series 2020A:
750	4.000%, 8/15/35 – AGM Insured	8/30 at 100.00	AA	903,218
800	4.000%, 8/15/37 – AGM Insured	8/30 at 100.00	AA	958,440
1,930	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	2,242,602
235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	247,131
870	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2018, 5.000%, 9/01/34	3/27 at 100.00	AA	1,064,488
435	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2020A, 5.000%, 9/01/33	3/30 at 100.00	AA	578,098
500	Metropolitan Utilities District Omaha, Nebraska, Water Revenue Bonds, Series 2015, 3.250%, 12/01/32	12/25 at 100.00	Aa2	540,825
110	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/31	4/22 at 100.00	A+	114,265
1,850	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	A+	1,900,523
1,500	Nebraska Public Power District, General Revenue Bonds, Series 2016A, 5.000%, 1/01/41	1/26 at 100.00	A+	1,766,385

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 500	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Series 2015C, 4.000%, 2/01/38	2/25 at 100.00	AA	$553,180
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Series 2016A, 4.000%, 2/01/38	2/26 at 100.00	AA	1,129,830
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2017A, 5.000%, 2/01/42	12/27 at 100.00	AA	1,237,540
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2018A, 5.000%, 2/01/39	2/28 at 100.00	AA	1,236,380
320	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2015A, 3.500%, 2/01/42	2/25 at 100.00	A+	336,637
1,500	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Refunding Series 2019, 4.000%, 4/01/39	4/29 at 100.00	AA	1,783,080
	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Refunding Series 2020A:
440	4.000%, 4/01/38	4/30 at 100.00	AA	533,927
370	4.000%, 4/01/39	4/30 at 100.00	AA	447,508
300	4.000%, 4/01/40	4/30 at 100.00	AA	361,881
1,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/31	1/25 at 100.00	A2	1,151,160
1,500	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/40	7/26 at 100.00	A2	1,788,975
800	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/30, 144A	No Opt. Call	N/R	971,288
800	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	CCC	846,688
27,585	Total Utilities			31,791,259
$ 112,270	Total Long-Term Investments (cost $122,075,597)			128,395,358
	Other Assets Less Liabilities – 2.9%			3,861,619
	Net Assets – 100%			$ 132,256,977
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Oregon Intermediate Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.9%
	MUNICIPAL BONDS – 96.9%
	Education and Civic Organizations – 4.2%
$ 2,500	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 4.500%, 5/01/29	5/22 at 100.00	BBB	$2,583,100
1,095	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2015A, 5.000%, 5/01/30	5/25 at 100.00	BBB	1,254,903
	Forest Grove, Oregon, Student Housing Revenue Bonds, Oak Tree Foundation, Inc Project, Series 2017:
350	5.000%, 3/01/23	No Opt. Call	BBB-	369,418
440	5.000%, 3/01/24	No Opt. Call	BBB-	476,080
405	5.000%, 3/01/25	No Opt. Call	BBB-	447,250
110	Oregon Facilities Authority, Revenue Bonds, Howard Street Charter School Project, Series 2019A, 5.000%, 6/15/29, 144A	6/27 at 102.00	N/R	124,883
920	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series 2019A, 5.000%, 6/15/34, 144A	6/27 at 102.00	N/R	1,020,050
100	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2015A, 5.500%, 6/15/35, 144A	6/25 at 100.00	N/R	110,275
600	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 5.000%, 6/15/33	6/25 at 100.00	N/R	646,710
	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A:
795	5.000%, 7/01/30	7/27 at 100.00	Aa2	983,439
400	4.000%, 7/01/32	7/27 at 100.00	Aa2	464,884
	Oregon Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A:
450	5.000%, 4/01/29	4/25 at 100.00	A	518,026
700	5.000%, 4/01/30	4/25 at 100.00	A	804,328
	Yamhill County, Oregon, Revenue Bonds, Linfield University Project, Refunding Series 2020A:
850	4.000%, 10/01/23	No Opt. Call	Baa2	914,090
1,000	5.000%, 10/01/35	10/30 at 100.00	Baa2	1,274,880
10,715	Total Education and Civic Organizations			11,992,316
	Health Care – 12.9%
1,035	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/23	8/22 at 100.00	A-	1,088,841
	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc, Series 2016A:
375	4.000%, 1/01/33	1/26 at 100.00	A+	420,319
1,000	5.000%, 1/01/33	1/26 at 100.00	A+	1,173,970

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc, Series 2020A:
$ 350	5.000%, 1/01/29	No Opt. Call	A+	$451,661
715	4.000%, 1/01/34	1/31 at 100.00	A+	868,503
	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Refunding Series 2016:
265	5.000%, 9/01/28	9/26 at 100.00	A	318,896
730	5.000%, 9/01/29	9/26 at 100.00	A	873,635
200	5.000%, 9/01/30	9/26 at 100.00	A	238,246
600	5.000%, 9/01/31	9/26 at 100.00	A	712,878
270	5.000%, 9/01/32	9/26 at 100.00	A	320,193
500	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 4.000%, 9/01/24	9/22 at 100.00	A	520,805
1,870	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2020A, 5.000%, 8/15/33	8/30 at 100.00	A+	2,467,970
1,000	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A, 5.000%, 6/01/30	6/26 at 100.00	A+	1,203,440
	Oregon Facilities Authority, Revenue Bonds, Peacehealth System, Refunding Series 2014A:
690	5.000%, 11/15/25	5/24 at 100.00	AA-	776,836
4,155	4.125%, 11/15/32	5/24 at 100.00	AA-	4,456,404
1,815	Oregon Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2013A, 5.000%, 10/01/23	No Opt. Call	AA-	2,012,018
600	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding Series 2020A, 5.000%, 10/01/30	No Opt. Call	BBB+	780,330
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A:
485	5.000%, 10/01/29	10/26 at 100.00	BBB+	577,489
1,325	5.000%, 10/01/30	10/26 at 100.00	BBB+	1,570,602
	Oregon Health and Science University, Revenue Bonds, Refunding Series 2012A:
925	5.000%, 7/01/25	7/22 at 100.00	AA-	969,807
1,195	5.000%, 7/01/26	7/22 at 100.00	AA-	1,252,945
4,000	Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/33	7/26 at 100.00	AA-	4,831,080
	Oregon Health and Science University, Revenue Bonds, Series 2019A:
1,070	5.000%, 7/01/29	No Opt. Call	AA-	1,402,524
1,000	5.000%, 7/01/30	1/30 at 100.00	AA-	1,315,100
500	5.000%, 7/01/31	1/30 at 100.00	AA-	654,730
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Project, Refunding Series 2016A:
1,355	5.000%, 5/15/29	5/26 at 100.00	AA-	1,618,114
560	5.000%, 5/15/30	5/26 at 100.00	AA-	667,800
1,000	5.000%, 5/15/31	5/26 at 100.00	AA-	1,191,270

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,000	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series 2019A, 5.000%, 5/15/32	5/29 at 100.00	AA-	$ 2,571,620
31,585	Total Health Care			37,308,026
	Housing/Multifamily – 0.7%
	Clackamas County Housing Authority, Oregon, Multifamily Housing Revenue Bonds, Easton Ridge Apartments Project, Series 2013A:
285	4.000%, 9/01/22	No Opt. Call	Aa2	297,295
195	4.000%, 9/01/23	3/23 at 100.00	Aa2	206,392
340	Home Forward, Oregon, Multifamily Housing Revenue Bonds, Lovejoy Station Apartments, Refunding Series 2016, 4.000%, 7/15/29	7/26 at 100.00	Aa2	380,783
1,000	Oregon Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 5.000%, 10/01/24	10/23 at 100.00	BBB-	1,077,450
30	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 4.250%, 7/01/21 (AMT)	6/21 at 100.00	Aaa	30,047
155	Portland Housing Authority, Oregon, Housing Revenue Bonds, Yards at Union Station Project, Refunding Series 2007, 4.750%, 5/01/22 (AMT)	6/21 at 100.00	Aa2	155,457
2,005	Total Housing/Multifamily			2,147,424
	Information Technology – 0.9%
2,375	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	2,478,550
	Long-Term Care – 3.8%
	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc, Series 2020A:
285	5.000%, 11/15/27	11/25 at 102.00	N/R	321,625
300	5.000%, 11/15/28	11/25 at 102.00	N/R	337,191
315	5.000%, 11/15/29	11/25 at 102.00	N/R	352,630
330	5.000%, 11/15/30	11/25 at 102.00	N/R	367,937
	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette View Project, Series 2017A:
525	4.000%, 5/15/24	No Opt. Call	N/R	557,597
445	4.000%, 11/15/24	No Opt. Call	N/R	477,160
355	4.000%, 5/15/25	No Opt. Call	N/R	382,552
460	4.000%, 11/15/25	No Opt. Call	N/R	500,025
200	4.000%, 5/15/26	11/25 at 102.00	N/R	218,474
400	4.000%, 11/15/26	11/25 at 102.00	N/R	440,476
350	4.000%, 5/15/27	11/25 at 102.00	N/R	386,407
350	4.000%, 11/15/27	11/25 at 102.00	N/R	389,260
450	Medford Hospital Facilities Authority, Oregon, Revenue Bonds, Rogue Valley Manor, Series 2013A, 5.000%, 10/01/24	10/23 at 100.00	A-	494,266
1,500	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza, Inc, Refunding Series 2012, 5.000%, 12/01/29	12/22 at 100.00	BBB	1,580,640

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 325	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza, Inc, Refunding Series 2016, 5.000%, 12/01/30	12/26 at 100.00	BBB	$379,756
575	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.000%, 10/01/24	No Opt. Call	N/R	611,323
1,040	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.125%, 7/01/35	7/25 at 100.00	N/R	1,083,212
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Capital Manor, Inc, Refunding Series 2012:
120	5.000%, 5/15/22	No Opt. Call	BBB	124,457
550	5.750%, 5/15/27	5/22 at 100.00	BBB	574,007
1,150	Yamhill County Hospital Authority, Oregon, Revenue Bonds, Friendsview Retirement Community, Refunding Series 2016A, 5.000%, 11/15/31	11/24 at 102.00	N/R	1,250,395
10,025	Total Long-Term Care			10,829,390
	Tax Obligation/General – 42.9%
1,365	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/26	No Opt. Call	AA+	1,666,310
	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A:
350	5.000%, 6/15/26	No Opt. Call	AA+	427,844
2,835	5.000%, 6/15/27	No Opt. Call	AA+	3,566,543
	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2020:
625	4.000%, 6/15/31	6/30 at 100.00	Aa1	774,856
500	4.000%, 6/15/34	6/30 at 100.00	Aa1	614,060
750	4.000%, 6/15/35	6/30 at 100.00	Aa1	919,447
1,000	Boardman, Morrow County, Oregon, General Obligation Bonds, Series 2021, 4.000%, 6/15/33 – BAM Insured	6/29 at 100.00	AA	1,199,070
500	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2014, 5.000%, 6/01/29	6/24 at 100.00	AA	566,825
1,100	Chemeketa Community College District, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/15/26	6/24 at 100.00	AA+	1,253,362
200	Clackamas and Multnomah Counties School District 7J Lake Oswego, Oregon, General Obligation Bonds, Refunding Series 2005, 5.250%, 6/01/25 – AGM Insured	No Opt. Call	Aa2	238,338
1,640	Clackamas and Multnomah Counties School District 7J Lake Oswego, Oregon, General Obligation Bonds, Series 2017, 4.000%, 6/01/32	6/27 at 100.00	AA+	1,912,191
1,250	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/15/28	6/25 at 100.00	AA+	1,472,587
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B:
1,000	5.000%, 6/15/30	6/27 at 100.00	AA+	1,248,820
2,000	5.000%, 6/15/33	6/27 at 100.00	AA+	2,478,720

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2018:
$ 585	5.000%, 6/15/31	6/28 at 100.00	Aa1	$746,203
550	5.000%, 6/15/32	6/28 at 100.00	Aa1	699,891
1,500	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Refunding Series 2017, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,863,225
570	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2018B, 5.000%, 6/15/33	6/28 at 100.00	AA+	725,650
	Clackamas County School District 86, Oregon, General Obligation Bonds, Refunding Series 2020A:
775	4.000%, 6/15/33	6/30 at 100.00	Aa1	954,707
560	4.000%, 6/15/34	6/30 at 100.00	Aa1	685,082
500	Clatsop County School District 1C Astoria, Oregon, General Obligation Bonds, Series 2019B, 5.000%, 6/15/30	6/29 at 100.00	Aa1	654,830
500	Clatsop County, Oregon, General Obligation Bonds, Series 2019, 5.000%, 6/15/31	6/29 at 100.00	Aa2	649,895
450	Columbia County School District 502 Saint Helens, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/33	6/27 at 100.00	Aa1	554,737
	Coos County School District 9 Coos Bay, Oregon, General Obligation Bonds, Series 2020:
185	5.000%, 6/15/31	6/30 at 100.00	AA+	247,029
430	5.000%, 6/15/33	6/30 at 100.00	AA+	571,479
765	5.000%, 6/15/34	6/30 at 100.00	AA+	1,013,679
1,000	David Douglas School District 40, Multnomah County, Oregon, General Obligation Bonds, Series 2012B, 0.000%, 6/15/25	No Opt. Call	AA+	972,020
3,055	Deshutes and Jefferson Counties School District 2J Redmond, Oregon, General Obligation Bonds, Series 2008B, 0.000%, 6/15/22	No Opt. Call	Aa1	3,050,081
	Deshutes and Jefferson Counties School District 2J Redmond, Oregon, General Obligation Bonds, Series 2021:
300	4.000%, 6/15/32	6/31 at 100.00	Aa1	379,791
485	4.000%, 6/15/33	6/31 at 100.00	Aa1	609,136
375	4.000%, 6/15/34	6/31 at 100.00	Aa1	469,406
300	4.000%, 6/15/35	6/31 at 100.00	Aa1	374,793
300	4.000%, 6/15/36	6/31 at 100.00	Aa1	373,608
380	4.000%, 6/15/37	6/31 at 100.00	Aa1	471,645
2,000	Greater Albany School District 8J, Linn & Benton Counties, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/32	6/27 at 100.00	AA+	2,472,520
2,825	Hood River County School District, Oregon, General Obligation Bonds, Refunding Series 2016, 4.000%, 6/15/29	6/26 at 100.00	AA+	3,271,209
	Jackson County School District 5 Ashland, Oregon, General Obligation Bonds, Series 2019:
2,120	5.000%, 6/15/31	6/29 at 100.00	AA+	2,765,031
2,260	5.000%, 6/15/32	6/29 at 100.00	AA+	2,939,785
1,620	5.000%, 6/15/33	6/29 at 100.00	AA+	2,101,043

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,250	Jackson County School District 549C, Oregon, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/15/28	6/25 at 100.00	AA+	$1,472,587
	Jackson County School District 6, Central Point, Oregon, General Obligation Bonds, Series 2019A:
1,675	4.000%, 6/15/34	6/29 at 100.00	Aa1	2,017,018
1,700	4.000%, 6/15/35	6/29 at 100.00	Aa1	2,043,825
395	Keizer, Oregon, General Obligation Assessment Bonds, Keizer Station Area A Local Improvement District, Series 2008, 5.200%, 6/01/31	6/21 at 100.00	Aa3	396,367
	Lake County School District 52 Bethel, Oregon, General Obligation Bonds, Series 2021B:
800	4.000%, 6/15/34	6/31 at 100.00	Aa1	1,009,976
1,500	4.000%, 6/15/35	6/31 at 100.00	Aa1	1,890,000
1,200	Lake Oswego, Oregon, General Obligation Bonds, Refunding Full Faith & Credit Series 2017, 4.000%, 12/01/31	12/27 at 100.00	AAA	1,429,188
2,000	Lane Community College, Oregon, General Obligation Bonds, Series 2020A, 4.000%, 6/15/34	6/30 at 100.00	Aa1	2,475,440
1,105	Lane County School District 4J Eugene, Oregon, General Obligation Bonds, Series 2019, 4.000%, 6/15/35	6/29 at 100.00	Aa1	1,328,486
510	Lebanon Rural Fire Protection District, Linn County, Oregon, General Obligation Bonds, Series 2020, 4.000%, 6/15/33 – BAM Insured	6/27 at 100.00	AA	584,108
205	Linn and Marion Counties School District 129J Santiam Canyon, Oregon, General Obligation Bonds, Series 2019, 5.000%, 6/15/34	6/29 at 100.00	AA+	261,545
	Marion and Polk Counties School District 24J, Salem-Kreizer, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2020B:
1,135	5.000%, 6/15/32	6/30 at 100.00	AA+	1,509,062
1,000	5.000%, 6/15/33 (4)	6/30 at 100.00	AA+	1,325,210
	Marion and Polk Counties School District 24J, Salem-Kreizer, Oregon, General Obligation Bonds, Series 2018:
1,500	5.000%, 6/15/31	6/28 at 100.00	AA+	1,919,205
2,000	5.000%, 6/15/33	6/28 at 100.00	AA+	2,546,140
	Marion County School District 103 Woodburn, Oregon, General Obligation Bonds, Series 2015:
1,000	5.000%, 6/15/27	6/25 at 100.00	Aa1	1,180,710
1,000	5.000%, 6/15/33	6/25 at 100.00	Aa1	1,175,440
1,000	Marion County School District 15 North Marion, Oregon, General Obligation Bonds, Series 2018B, 5.000%, 6/15/31	6/28 at 100.00	AA+	1,263,130
2,500	Metro, Oregon, General Obligation Bonds, Series 2020A, 4.000%, 6/01/34	6/30 at 100.00	AAA	3,104,150
	Multnomah County School District 7, Reynolds, Oregon, General Obligation Bonds, Refunding Series 2020:
200	4.000%, 6/01/32	6/30 at 100.00	Aa3	245,142
135	4.000%, 6/01/33	6/30 at 100.00	Aa3	164,916
250	3.000%, 6/01/34	6/30 at 100.00	Aa3	278,925

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Multnomah County School District 7, Reynolds, Oregon, General Obligation Bonds, Series 2015A:
$ 1,500	5.000%, 6/15/29	6/25 at 100.00	Aa1	$1,763,820
2,250	5.000%, 6/15/30	6/25 at 100.00	Aa1	2,645,730
1,190	Nestucca Valley School District 101, Tillamook & Yamhill Counties, Oregon, General Obligation Bonds, Series 2018B Current Interest, 5.000%, 6/15/29	6/28 at 100.00	AA+	1,519,666
	Oregon City, Oregon, General Obligation Bonds, Series 2018:
350	5.000%, 6/01/30	6/28 at 100.00	AA+	446,275
765	5.000%, 6/01/31	6/28 at 100.00	AA+	971,810
25	Oregon State, General Obligation Bonds, Alternative Energy Series 2011B, 5.000%, 1/01/23 (AMT)	6/21 at 100.00	AA+	25,053
2,255	Oregon State, General Obligation Bonds, Article XI-Q State Projects, Refunding Series 2016G, 5.000%, 11/01/29	5/26 at 100.00	AA+	2,718,177
	Pacific Communities Health District, Oregon, General Obligation Bonds, Series 2016:
325	5.000%, 6/01/27	6/26 at 100.00	A1	391,193
350	5.000%, 6/01/28	6/26 at 100.00	A1	419,958
750	5.000%, 6/01/29	6/26 at 100.00	A1	897,112
1,000	5.000%, 6/01/30	6/26 at 100.00	A1	1,190,190
770	5.000%, 6/01/31	6/26 at 100.00	A1	913,975
1,210	Phoenix-Talent School District 4, Jackson County, Oregon, General Obligation Bonds, Current Interest Series 2018B, 5.000%, 6/15/32	6/28 at 100.00	AA+	1,517,328
	Port of Alsea, Lincoln County, Oregon, General Obligation Bonds, Series 2018:
225	3.750%, 6/15/28	No Opt. Call	N/R	245,756
180	4.000%, 6/15/33	6/28 at 100.00	N/R	200,826
900	Portland Community College District, Multnomah County, Oregon, General Obligation Bonds, Refunding Series 2016, 5.000%, 6/15/29	6/26 at 100.00	AA+	1,094,166
	Portland Community College District, Multnomah County, Oregon, General Obligation Bonds, Series 2018:
1,500	5.000%, 6/15/29	6/26 at 100.00	AA+	1,823,610
1,050	5.000%, 6/15/30	6/26 at 100.00	AA+	1,275,949
2,235	Portland, Oregon, General Obligation Bonds, Sellwood Bridge Project, Series 2014A, 5.000%, 6/01/28	6/24 at 100.00	Aaa	2,540,167
340	Redmond, Oregon, Full Faith and Credit Obligations, Refunding Series 2012A, 4.000%, 6/01/25	6/22 at 100.00	Aa3	352,481
350	Redmond, Oregon, Full Faith and Credit Obligations, Series 2014A, 5.000%, 6/01/25	6/24 at 100.00	Aa3	398,013
630	Redmond, Oregon, Full Faith and Credit Obligations, Series 2019B-1, 5.000%, 6/01/36	12/28 at 100.00	Aa3	799,987
500	Rogue Community College District, Jackson and Jospehine Counties, Oregon, General Obligation Bonds, Jackson County Service Area, Series 2016B, 4.000%, 6/15/31	6/26 at 100.00	Aa1	577,400
800	Salem-Keizer School District 24J, Marion and Polk Counties, Oregon, General Obligation Bonds, Series 2009B, 0.000%, 6/15/22	No Opt. Call	AA+	798,712

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Sherwood, Oregon, General Obligation Bonds, Refunding Full Faith & Credit Series 2021:
$ 605	4.000%, 6/01/31	6/30 at 100.00	Aa2	$752,481
650	4.000%, 6/01/32	6/30 at 100.00	Aa2	806,032
675	4.000%, 6/01/33	6/30 at 100.00	Aa2	837,472
330	4.000%, 6/01/34	6/30 at 100.00	Aa2	408,161
	Umatilla County School District 6R Umatilla, Oregon, General Obligation Bonds, Series 2017:
245	0.000%, 6/15/27 (4)	No Opt. Call	AA+	278,658
340	0.000%, 6/15/29 (4)	6/27 at 100.00	AA+	381,480
315	0.000%, 6/15/31 (4)	6/27 at 100.00	AA+	351,042
1,000	Umatilla County School District R61Stanfield, Oregon, General Obligation Bonds, Series 2019, 4.000%, 6/15/34	6/29 at 100.00	AA+	1,204,190
1,250	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,552,687
965	Washington County School District 15, Forest Grove, Oregon, General Obligation Bonds, Series 2012B, 0.000%, 6/15/25	No Opt. Call	AA+	934,236
1,320	Washington County, Oregon, General Obligation Bonds, Full Faith & Credit Obligation Series 2016B, 4.000%, 3/01/31	3/26 at 100.00	Aaa	1,514,621
	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2017:
990	5.000%, 6/15/31	6/27 at 100.00	Aa1	1,231,699
3,750	5.000%, 6/15/32	6/27 at 100.00	Aa1	4,655,850
1,000	Washington, Clackamas and Yamhill Counties School District 88J Sherwood, Oregon, General Obligation Bonds, Series 2017B, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,248,820
1,500	Yamhill County School District 29J Newberg, Oregon, General Obligation Bonds, Series 2021B, 4.000%, 6/15/32	6/31 at 100.00	Aa1	1,895,715
	Yamhill County School District 40, McMinnville, Oregon, General Obligation Bonds, Refunding Series 2016:
1,000	4.000%, 6/15/31	6/26 at 100.00	AA+	1,155,340
1,000	4.000%, 6/15/32	6/26 at 100.00	AA+	1,153,270
195	Yamhill County School District 8 Dayton, Oregon, General Obligation Bonds, Refunding & Project Series 2019, 5.000%, 6/15/33	6/29 at 100.00	AA+	250,314
102,145	Total Tax Obligation/General			123,715,440
	Tax Obligation/Limited – 9.5%
	Beaverton, Oregon, Special Revenue Bonds, Series 2020A:
300	5.000%, 6/01/32	6/30 at 100.00	Aa3	396,051
400	5.000%, 6/01/34	6/30 at 100.00	Aa3	523,568
	Deschutes Public Library District, Deschutes County, Oregon, General Obligation Bonds, Series 2021:
900	4.000%, 6/01/31	No Opt. Call	Aa2	1,142,424
600	4.000%, 6/01/33	6/31 at 100.00	Aa2	756,330

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
$ 2,260	5.000%, 11/15/28	11/25 at 100.00	BB	$2,613,713
500	5.000%, 11/15/29	11/25 at 100.00	BB	575,555
750	Metro, Oregon, Dedicated Tax Revenue Bonds, Oregon Convention Center Hotel, Series 2017, 5.000%, 6/15/30	6/27 at 100.00	Aa3	930,113
1,270	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2014B, 5.000%, 4/01/27	4/24 at 100.00	AAA	1,434,109
	Oregon State Bond Bank, Revenue Bonds, Oregon Business Development Department, Refunding Series 2021A:
275	5.000%, 1/01/31	No Opt. Call	AA+	371,789
285	5.000%, 1/01/32	1/31 at 100.00	AA+	383,841
200	5.000%, 1/01/33	1/31 at 100.00	AA+	268,474
1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Subordinate Lien Series 2020A, 5.000%, 11/15/35	11/30 at 100.00	AA+	1,338,340
1,000	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	Aa3	1,049,220
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
499	0.000%, 7/01/29	7/28 at 98.64	N/R	425,203
2,189	0.000%, 7/01/31	7/28 at 91.88	N/R	1,725,676
1,906	0.000%, 7/01/33	7/28 at 86.06	N/R	1,392,066
614	4.500%, 7/01/34	7/25 at 100.00	N/R	675,879
1,260	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40	7/28 at 100.00	N/R	1,397,995
1,600	Seaside, Clatsop County, Oregon, Transient Lodgings Tax Revenue Bonds, Series 2018, 5.000%, 12/15/30	6/28 at 100.00	A3	1,995,184
1,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/27	No Opt. Call	A	1,250,300
	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2018A:
1,000	5.000%, 10/01/31	4/28 at 100.00	A	1,237,070
750	4.000%, 10/01/33	4/28 at 100.00	A	862,005
	Tri-County Metropolitan Transportation District, Oregon, Payroll Tax Revenue Bonds, Refunding Senior Lien Series 2016A:
1,000	4.000%, 9/01/31	9/26 at 100.00	AAA	1,162,370
655	4.000%, 9/01/32	9/26 at 100.00	AAA	759,531
	Tri-County Metropolitan Transportation District, Oregon, Payroll Tax Revenue Bonds, Senior Lien Series 2018A:
1,000	5.000%, 9/01/30	9/27 at 100.00	AAA	1,259,200
855	5.000%, 9/01/31	9/27 at 100.00	AAA	1,074,513
340	Tri-County Metropolitan Transportation District, Oregon, Payroll Tax Revenue Bonds, Senior Lien Series 2019A, 5.000%, 9/01/34	9/29 at 100.00	AAA	443,676
24,408	Total Tax Obligation/Limited			27,444,195

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 4.7%
	Jackson County, Oregon, Airport Revenue Bonds, Refunding Series 2016:
$ 395	5.000%, 12/01/30 – AGM Insured	6/26 at 100.00	AA	$473,728
430	5.000%, 12/01/31 – AGM Insured	6/26 at 100.00	AA	515,712
380	5.000%, 12/01/33 – AGM Insured	6/26 at 100.00	AA	455,688
350	4.000%, 12/01/34 – AGM Insured	6/26 at 100.00	AA	394,415
500	Port of Portland, Oregon, International Airport Revenue Bonds, Refunding Series 2020-26C, 5.000%, 7/01/28 (AMT)	No Opt. Call	A+	634,015
1,030	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011, 5.000%, 7/01/23 (AMT)	7/21 at 100.00	A+	1,034,048
1,250	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2015-23, 5.000%, 7/01/28	7/25 at 100.00	A+	1,469,775
	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2019-25B:
1,105	5.000%, 7/01/31 (AMT)	7/29 at 100.00	A+	1,408,433
1,850	5.000%, 7/01/33 (AMT)	7/29 at 100.00	A+	2,344,764
2,500	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2020-27A, 5.000%, 7/01/33 (AMT)	7/30 at 100.00	A+	3,221,425
1,500	Port of Portland, Oregon, Portland International Airport Passenger Facility Charge Revenue Bonds, Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A	1,505,700
11,290	Total Transportation			13,457,703
	U.S. Guaranteed – 8.7% (5)
1,105	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Series 2014B, 5.000%, 6/15/27 (Pre-refunded 6/15/24)	6/24 at 100.00	AA+	1,264,374
2,000	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/15/30 (Pre-refunded 6/15/25)	6/25 at 100.00	AA+	2,369,720
1,135	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/15/28 (Pre-refunded 6/15/24)	6/24 at 100.00	AA+	1,298,701
	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2014:
255	5.000%, 6/01/29 (Pre-refunded 6/01/24)	6/24 at 100.00	AA	290,486
325	5.000%, 6/01/29 (Pre-refunded 6/01/24)	6/24 at 100.00	AA	371,277
525	Clackamas County School District 86, Oregon, General Obligation Bonds, Refunding Series 2012A, 5.000%, 6/15/25 (Pre-refunded 6/15/22)	6/22 at 100.00	AA+	551,744
1,635	Lake County School District 52 Bethel, Oregon, General Obligation Bonds, Series 2013B, 5.000%, 6/15/33 (Pre-refunded 6/15/24)	6/24 at 100.00	Aa1	1,870,816
300	Marion-Clackamas Counties School District 4J Silver Falls, Oregon, General Obligation Bonds, Refunding Series 2013, 5.000%, 6/15/24 (Pre-refunded 6/15/23)	6/23 at 100.00	Aa1	329,439
	Oregon Facilities Authority, Revenue Bonds, CHF-Ashland, LLC Southern Oregon University Project Series 2012:
1,185	4.350%, 7/01/27 (Pre-refunded 7/01/22)	7/22 at 100.00	A2	1,239,498
400	4.700%, 7/01/33 (Pre-refunded 7/01/22)	7/22 at 100.00	A2	419,908

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 1,980	5.000%, 11/15/26 (Pre-refunded 11/15/24)	11/24 at 100.00	AAA	$2,303,116
1,000	5.000%, 11/15/27 (Pre-refunded 11/15/24)	11/24 at 100.00	AAA	1,163,190
	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior Lien Series 2015A:
2,000	5.000%, 11/15/27 (Pre-refunded 11/15/24)	11/24 at 100.00	AAA	2,326,380
2,500	5.000%, 11/15/28 (Pre-refunded 11/15/24)	11/24 at 100.00	AAA	2,907,975
	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012:
1,435	5.000%, 8/01/26 (Pre-refunded 8/01/22)	8/22 at 100.00	AA-	1,516,939
1,915	5.000%, 8/01/30 (Pre-refunded 8/01/22)	8/22 at 100.00	AA-	2,024,346
1,715	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A, 5.000%, 10/01/26 (Pre-refunded 10/01/21)	10/21 at 100.00	A	1,742,697
1,080	Umatilla County School District 016R Pendleton, Oregon, General Obligation Bonds, Series 2014A, 5.000%, 6/15/29 (Pre-refunded 6/15/24)	6/24 at 100.00	Aa1	1,235,768
22,490	Total U.S. Guaranteed			25,226,374
	Utilities – 8.6%
1,295	Albany, Oregon, General Obligation Bonds, Refunding Series 2013, 5.000%, 8/01/25	8/23 at 100.00	Aa3	1,424,888
1,035	Bend, Oregon, Sewer Revenue Bonds, Series 2020, 5.000%, 5/01/33	5/30 at 100.00	AA	1,374,790
	Central Lincoln Peoples Utility District, Oregon, Electric Revenue Bonds, Series 2016:
500	3.500%, 12/01/29	12/25 at 100.00	AA-	548,240
350	5.000%, 12/01/33	12/25 at 100.00	AA-	416,129
350	5.000%, 12/01/34	12/25 at 100.00	AA-	415,618
270	Clackamas River Water, Oregon, Water Revenue Bonds, Series 2016, 5.000%, 11/01/33	5/25 at 100.00	AA-	314,636
500	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/22 – AGM Insured	No Opt. Call	A1	534,005
	Eugene, Oregon, Electric Utility Revenue Bonds, Series 2020A:
250	4.000%, 8/01/32	8/30 at 100.00	Aa2	308,445
650	4.000%, 8/01/33	8/30 at 100.00	Aa2	799,259
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
1,065	5.000%, 7/01/28	7/26 at 100.00	A-	1,248,925
1,120	5.000%, 7/01/29	7/26 at 100.00	A-	1,306,346
1,180	5.000%, 7/01/30	7/26 at 100.00	A-	1,368,411
250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	253,823
2,000	Portland, Oregon, Sewer System Revenue Bonds, Refunding Second Lien Series 2019A, 5.000%, 3/01/32	9/29 at 100.00	AA	2,618,780
1,880	Portland, Oregon, Sewer System Revenue Bonds, Second Lien Series 2018A, 4.500%, 5/01/30	5/26 at 100.00	AA	2,213,362
2,500	Portland, Oregon, Water System Revenue Bonds, Refunding First Lien Series 2016A, 4.000%, 4/01/33	4/26 at 100.00	Aa1	2,858,375
3,000	Portland, Oregon, Water System Revenue Bonds, Second Lien Series 2019A, 5.000%, 5/01/34	11/29 at 100.00	Aa2	3,920,880

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,015	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/30, 144A	No Opt. Call	N/R	$1,232,322
1,000	Sunrise Water Authority, Oregon, Water Revenue Bonds, Refunding Series 2014, 4.000%, 3/01/23	No Opt. Call	AA	1,065,250
525	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds, Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series 2019B, 5.000%, 11/01/33, 144A	5/29 at 100.00	A3	634,615
20,735	Total Utilities			24,857,099
$ 237,773	Total Long-Term Investments (cost $261,891,166)			279,456,517
	Other Assets Less Liabilities – 3.1%			8,830,834
	Net Assets – 100%			$ 288,287,351
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2021
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Assets
Long-term investments, at value (cost $428,585,682, $659,945,547, $122,075,597 and $261,891,166, respectively)	$451,996,653	$699,393,543	$128,395,358	$279,456,517
Short-term investments, at value (cost approximates value)	3,000,000	27,325,000	—	—
Cash	116,685	334,460	5,434,011	5,442,118
Receivable for:
Interest	5,122,958	8,004,697	1,552,608	3,523,066
Investments sold	257,865	318,869	744,468	30,000
Shares sold	986,793	1,484,970	305,704	382,502
Other assets	32,989	31,086	22,931	52,022
Total assets	461,513,943	736,892,625	136,455,080	288,886,225
Liabilities
Payable for:
Dividends	292,873	213,020	17,002	193,119
Investments purchased - when-issued/delayed-delivery settlement	1,657,325	2,157,536	3,988,540	—
Shares redeemed	584,163	757,511	50,746	186,897
Accrued expenses:
Custodian fees	42,347	53,839	23,907	29,962
Directors fees	27,755	26,194	1,971	4,119
Management fees	198,333	302,908	52,234	126,264
12b-1 distribution and service fees	35,190	75,344	13,361	10,105
Other	115,697	168,180	50,342	48,408
Total liabilities	2,953,683	3,754,532	4,198,103	598,874
Net assets	$458,560,260	$733,138,093	$132,256,977	$288,287,351

Class A Shares
Net assets	$138,392,907	$277,598,282	$ 62,258,845	$ 35,099,688
Shares outstanding	12,994,594	22,915,429	5,605,802	3,280,785
Net asset value ("NAV") per share	$ 10.65	$ 12.11	$ 11.11	$ 10.70
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.20%, 4.20% and 3.00%, respectively, of offering price)	$ 10.98	$ 12.64	$ 11.60	$ 11.03
Class C Shares
Net assets	$ 13,672,092	$ 33,134,021	$ 3,109,600	$ 4,473,394
Shares outstanding	1,292,053	2,737,925	280,545	420,457
NAV and offering price per share	$ 10.58	$ 12.10	$ 11.08	$ 10.64
Class C1 Shares
Net assets	$ —	$ 143,097	$ —	$ —
Shares outstanding	—	11,862	—	—
NAV and offering price per share	$ —	$ 12.06	$ —	$ —
Class C2 Shares
Net assets	$ 206,558	$ 397,624	$ 241,635	$ 492,006
Shares outstanding	19,458	32,755	21,740	46,034
NAV and offering price per share	$ 10.62	$ 12.14	$ 11.11	$ 10.69
Class I Shares
Net assets	$306,288,703	$421,865,069	$ 66,646,897	$248,222,263
Shares outstanding	28,889,971	34,868,337	5,989,898	23,154,151
NAV and offering price per share	$ 10.60	$ 12.10	$ 11.13	$ 10.72
Fund level net assets consist of:
Capital paid-in	$438,454,952	$707,042,780	$128,413,971	$274,513,484
Total distributable earnings	20,105,308	26,095,313	3,843,006	13,773,867
Fund level net assets	$458,560,260	$733,138,093	$132,256,977	$288,287,351
Authorized shares - per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2021
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Investment Income	$12,538,374	$19,141,014	$3,104,718	$6,752,446
Expenses
Management fees	2,260,866	3,324,758	606,937	1,406,570
12b-1 service fees - Class A Shares	256,750	523,717	109,570	60,634
12b-1 distribution and service fees - Class C Shares	138,348	338,346	30,758	45,548
12b-1 distribution and service fees - Class C1 Shares	790	2,976	532	—
12b-1 distribution and service fees - Class C2 Shares	22,624	29,342	9,284	19,668
Shareholder servicing agent fees	133,606	228,457	39,446	75,187
Interest expense	8,687	12,658	2,177	5,654
Custodian fees	59,708	78,771	30,812	34,553
Professional fees	54,552	71,378	32,999	42,517
Directors fees	11,411	17,315	3,138	6,949
Shareholder reporting expenses	36,580	56,110	22,940	23,578
Federal and state registration fees	27,314	41,123	43,058	23,458
Other	12,732	12,557	7,618	9,520
Total expenses before fee waiver/expense reimbursement	3,023,968	4,737,508	939,269	1,753,836
Fee waiver/expense reimbursement	—	—	(10,269)	—
Net expenses	3,023,968	4,737,508	929,000	1,753,836
Net investment income (loss)	9,514,406	14,403,506	2,175,718	4,998,610
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	18,501	304,635	(83,435)	(266)
Change in net unrealized appreciation (depreciation) of investments	6,638,282	17,365,371	1,376,975	2,170,968
Net realized and unrealized gain (loss)	6,656,783	17,670,006	1,293,540	2,170,702
Net increase (decrease) in net assets from operations	$16,171,189	$32,073,512	$3,469,258	$7,169,312
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Minnesota Intermediate		Minnesota
	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 9,514,406	$ 9,850,670	$ 14,403,506	$ 14,220,894
Net realized gain (loss) from investments	18,501	(295,870)	304,635	(1,995,865)
Change in net unrealized appreciation (depreciation) of investments	6,638,282	307,031	17,365,371	(1,189,213)
Net increase (decrease) in net assets from operations	16,171,189	9,861,831	32,073,512	11,035,816
Distributions to Shareholders
Dividends:
Class A Shares	(2,596,023)	(2,788,535)	(5,566,512)	(6,328,270)
Class C Shares	(172,816)	(234,821)	(453,603)	(630,301)
Class C1 Shares(1)	(2,103)	(22,705)	(8,590)	(63,940)
Class C2 Shares	(46,794)	(92,782)	(66,352)	(141,208)
Class I Shares	(6,538,066)	(7,431,628)	(8,646,743)	(8,145,739)
Decrease in net assets from distributions to shareholders	(9,355,802)	(10,570,471)	(14,741,800)	(15,309,458)
Fund Share Transactions
Proceeds from sale of shares	99,742,853	104,638,783	217,092,684	238,724,410
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,330,587	5,901,192	11,759,580	12,513,877
	105,073,440	110,539,975	228,852,264	251,238,287
Cost of shares redeemed	(59,880,920)	(67,330,828)	(104,544,474)	(102,046,128)
Net increase (decrease) in net assets from Fund share transactions	45,192,520	43,209,147	124,307,790	149,192,159
Net increase (decrease) in net assets	52,007,907	42,500,507	141,639,502	144,918,517
Net assets at the beginning of period	406,552,353	364,051,846	591,498,591	446,580,074
Net assets at the end of period	$458,560,260	$406,552,353	$ 733,138,093	$ 591,498,591

(1)	Class C1 Shares for Minnesota Intermediate and Nebraska closed effective January 7, 2021.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Nebraska		Oregon Intermediate
	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 2,175,718	$ 2,091,156	$ 4,998,610	$ 5,193,920
Net realized gain (loss) from investments	(83,435)	(16,865)	(266)	(162,994)
Change in net unrealized appreciation (depreciation) of investments	1,376,975	1,645,500	2,170,968	4,813,363
Net increase (decrease) in net assets from operations	3,469,258	3,719,791	7,169,312	9,844,289
Distributions to Shareholders
Dividends:
Class A Shares	(977,433)	(988,722)	(544,249)	(549,397)
Class C Shares	(30,383)	(44,042)	(45,914)	(46,707)
Class C1 Shares(1)	(1,275)	(12,952)	—	—
Class C2 Shares	(16,477)	(35,189)	(33,888)	(53,979)
Class I Shares	(1,149,955)	(1,154,325)	(4,645,342)	(4,557,356)
Decrease in net assets from distributions to shareholders	(2,175,523)	(2,235,230)	(5,269,393)	(5,207,439)
Fund Share Transactions
Proceeds from sale of shares	41,776,943	33,338,632	80,350,440	54,118,842
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,935,242	1,914,053	2,688,706	2,540,909
	43,712,185	35,252,685	83,039,146	56,659,751
Cost of shares redeemed	(12,109,347)	(14,962,151)	(40,166,369)	(54,028,611)
Net increase (decrease) in net assets from Fund share transactions	31,602,838	20,290,534	42,872,777	2,631,140
Net increase (decrease) in net assets	32,896,573	21,775,095	44,772,696	7,267,990
Net assets at the beginning of period	99,360,404	77,585,309	243,514,655	236,246,665
Net assets at the end of period	$132,256,977	$ 99,360,404	$288,287,351	$243,514,655

(1)	Class C1 Shares for Minnesota Intermediate and Nebraska closed effective January 7, 2021.
See accompanying notes to financial statements.

Financial Highlights
Minnesota Intermediate
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/94)
2021	$10.48	$0.22	$ 0.17	$ 0.39	$(0.22)	$ —	$(0.22)	$10.65
2020	10.49	0.26	0.01	0.27	(0.28)	—	(0.28)	10.48
2019	10.26	0.29	0.23	0.52	(0.29)	—	(0.29)	10.49
2018	10.46	0.29	(0.20)	0.09	(0.29)	—	(0.29)	10.26
2017	10.66	0.29	(0.20)	0.09	(0.29)	—	(0.29)	10.46
Class C (02/14)
2021	10.41	0.13	0.17	0.30	(0.13)	—	(0.13)	10.58
2020	10.43	0.17	—	0.17	(0.19)	—	(0.19)	10.41
2019	10.19	0.20	0.24	0.44	(0.20)	—	(0.20)	10.43
2018	10.39	0.20	(0.19)	0.01	(0.21)	—	(0.21)	10.19
2017	10.60	0.21	(0.21)	—	(0.21)	—	(0.21)	10.39
Class C2 (01/11)
2021	10.45	0.16	0.17	0.33	(0.16)	—	(0.16)	10.62
2020	10.46	0.20	0.01	0.21	(0.22)	—	(0.22)	10.45
2019	10.22	0.23	0.24	0.47	(0.23)	—	(0.23)	10.46
2018	10.42	0.23	(0.20)	0.03	(0.23)	—	(0.23)	10.22
2017	10.62	0.23	(0.20)	0.03	(0.23)	—	(0.23)	10.42
Class I (02/94)
2021	10.43	0.24	0.16	0.40	(0.23)	—	(0.23)	10.60
2020	10.44	0.28	0.01	0.29	(0.30)	—	(0.30)	10.43
2019	10.20	0.30	0.25	0.55	(0.31)	—	(0.31)	10.44
2018	10.40	0.31	(0.20)	0.11	(0.31)	—	(0.31)	10.20
2017	10.60	0.31	(0.20)	0.11	(0.31)	—	(0.31)	10.40

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

3.71%	$138,393	0.79%	2.05%	6%
2.57	115,325	0.80	2.43	12
5.15	93,956	0.81	2.79	20
0.92	95,506	0.81	2.78	21
0.88	90,431	0.81	2.79	16

2.91	13,672	1.59	1.25	6
1.67	13,064	1.60	1.64	12
4.42	12,274	1.61	1.99	20
0.10	14,453	1.61	1.98	21
(0.02)	13,522	1.61	2.00	16

3.13	207	1.34	1.55	6
2.00	4,313	1.35	1.90	12
4.66	4,618	1.36	2.24	20
0.33	5,251	1.37	2.23	21
0.30	5,937	1.36	2.25	16

3.90	306,289	0.59	2.25	6
2.76	273,269	0.60	2.64	12
5.47	251,853	0.61	2.99	20
1.09	257,288	0.61	2.98	21
1.06	226,491	0.61	2.99	16
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Minnesota
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (07/88)
2021	$11.78	$0.25	$ 0.34	$0.59	$(0.26)	$ —	$(0.26)	$12.11
2020	11.84	0.32	(0.04)	0.28	(0.34)	—	(0.34)	11.78
2019	11.56	0.36	0.27	0.63	(0.35)	—	(0.35)	11.84
2018	11.74	0.36	(0.17)	0.19	(0.37)	—	(0.37)	11.56
2017	12.00	0.37	(0.26)	0.11	(0.37)	—	(0.37)	11.74
Class C (02/14)
2021	11.77	0.15	0.34	0.49	(0.16)	—	(0.16)	12.10
2020	11.83	0.22	(0.03)	0.19	(0.25)	—	(0.25)	11.77
2019	11.55	0.27	0.27	0.54	(0.26)	—	(0.26)	11.83
2018	11.73	0.27	(0.17)	0.10	(0.28)	—	(0.28)	11.55
2017	11.98	0.27	(0.25)	0.02	(0.27)	—	(0.27)	11.73
Class C1 (02/99)
2021	11.73	0.21	0.32	0.53	(0.20)	—	(0.20)	12.06
2020	11.79	0.27	(0.04)	0.23	(0.29)	—	(0.29)	11.73
2019	11.51	0.31	0.27	0.58	(0.30)	—	(0.30)	11.79
2018	11.69	0.31	(0.17)	0.14	(0.32)	—	(0.32)	11.51
2017	11.95	0.31	(0.26)	0.05	(0.31)	—	(0.31)	11.69
Class C2 (01/11)
2021	11.79	0.19	0.35	0.54	(0.19)	—	(0.19)	12.14
2020	11.85	0.26	(0.04)	0.22	(0.28)	—	(0.28)	11.79
2019	11.57	0.30	0.27	0.57	(0.29)	—	(0.29)	11.85
2018	11.75	0.30	(0.17)	0.13	(0.31)	—	(0.31)	11.57
2017	12.00	0.30	(0.25)	0.05	(0.30)	—	(0.30)	11.75
Class I (08/97)
2021	11.77	0.27	0.34	0.61	(0.28)	—	(0.28)	12.10
2020	11.83	0.34	(0.03)	0.31	(0.37)	—	(0.37)	11.77
2019	11.55	0.39	0.27	0.66	(0.38)	—	(0.38)	11.83
2018	11.73	0.39	(0.17)	0.22	(0.40)	—	(0.40)	11.55
2017	11.99	0.39	(0.26)	0.13	(0.39)	—	(0.39)	11.73

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

5.02%	$277,598	0.77%	2.07%	7%
2.40	236,237	0.79	2.67	13
5.61	193,379	0.80	3.17	25
1.65	165,020	0.81	3.11	22
0.92	152,704	0.81	3.11	22

4.19	33,134	1.57	1.28	7
1.58	33,110	1.59	1.88	13
4.77	28,496	1.60	2.36	25
0.82	29,110	1.61	2.30	22
0.19	28,195	1.61	2.32	22

4.57	143	1.22	1.74	7
1.95	1,455	1.24	2.26	13
5.14	3,333	1.25	2.69	25
1.19	10,201	1.26	2.65	22
0.46	11,562	1.26	2.67	22

4.61	398	1.32	1.59	7
1.83	5,423	1.34	2.14	13
5.01	6,458	1.35	2.62	25
1.08	6,615	1.36	2.55	22
0.45	8,106	1.36	2.57	22

5.23	421,865	0.57	2.27	7
2.61	315,275	0.59	2.87	13
5.84	214,913	0.60	3.36	25
1.86	178,434	0.61	3.31	22
1.13	152,558	0.61	3.31	22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Nebraska
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/01)
2021	$10.98	$0.20	$ 0.13	$ 0.33	$(0.20)	$ —	$(0.20)	$11.11
2020	10.77	0.25	0.23	0.48	(0.27)	—	(0.27)	10.98
2019	10.55	0.28	0.23	0.51	(0.29)	—	(0.29)	10.77
2018	10.77	0.31	(0.21)	0.10	(0.32)	—	(0.32)	10.55
2017	11.09	0.34	(0.31)	0.03	(0.35)	—	(0.35)	10.77
Class C (02/14)
2021	10.95	0.11	0.13	0.24	(0.11)	—	(0.11)	11.08
2020	10.75	0.16	0.22	0.38	(0.18)	—	(0.18)	10.95
2019	10.52	0.20	0.23	0.43	(0.20)	—	(0.20)	10.75
2018	10.74	0.22	(0.21)	0.01	(0.23)	—	(0.23)	10.52
2017	11.06	0.25	(0.31)	(0.06)	(0.26)	—	(0.26)	10.74
Class C2 (01/11)
2021	10.99	0.14	0.12	0.26	(0.14)	—	(0.14)	11.11
2020	10.78	0.19	0.23	0.42	(0.21)	—	(0.21)	10.99
2019	10.56	0.23	0.22	0.45	(0.23)	—	(0.23)	10.78
2018	10.77	0.25	(0.20)	0.05	(0.26)	—	(0.26)	10.56
2017	11.10	0.28	(0.32)	(0.04)	(0.29)	—	(0.29)	10.77
Class I (02/01)
2021	11.00	0.22	0.13	0.35	(0.22)	—	(0.22)	11.13
2020	10.79	0.27	0.23	0.50	(0.29)	—	(0.29)	11.00
2019	10.56	0.30	0.24	0.54	(0.31)	—	(0.31)	10.79
2018	10.78	0.33	(0.21)	0.12	(0.34)	—	(0.34)	10.56
2017	11.10	0.36	(0.31)	0.05	(0.37)	—	(0.37)	10.78

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.03%	$62,259	0.88%	1.78%	0.87%	1.79%	4
4.50	47,070	0.89	2.29	0.88	2.31	12
4.94	33,183	0.91	2.68	0.88	2.70	20
0.98	32,036	0.92	2.84	0.88	2.88	12
0.32	26,201	0.93	3.08	0.89	3.13	11

2.20	3,110	1.68	0.99	1.67	1.00	4
3.58	2,833	1.69	1.50	1.68	1.51	12
4.19	2,488	1.71	1.88	1.68	1.91	20
0.13	2,972	1.72	2.04	1.68	2.08	12
(0.51)	2,966	1.73	2.28	1.69	2.33	11

2.47	242	1.43	1.25	1.42	1.26	4
3.93	1,641	1.44	1.77	1.43	1.79	12
4.34	2,088	1.46	2.13	1.43	2.16	20
0.50	3,196	1.47	2.30	1.43	2.34	12
(0.35)	3,549	1.48	2.54	1.44	2.58	11

3.24	66,647	0.68	1.98	0.67	1.99	4
4.71	47,500	0.69	2.50	0.68	2.51	12
5.21	38,739	0.71	2.87	0.68	2.90	20
1.15	33,831	0.72	3.04	0.68	3.07	12
0.48	28,202	0.73	3.28	0.69	3.33	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Oregon Intermediate
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/99)
2021	$10.61	$0.18	$ 0.10	$ 0.28	$(0.19)	$ —	$(0.19)	$10.70
2020	10.40	0.21	0.21	0.42	(0.21)	—	(0.21)	10.61
2019	10.08	0.22	0.31	0.53	(0.21)	—	(0.21)	10.40
2018	10.32	0.22	(0.23)	(0.01)	(0.23)	—	(0.23)	10.08
2017	10.49	0.23	(0.17)	0.06	(0.23)	—	(0.23)	10.32
Class C (02/14)
2021	10.55	0.10	0.10	0.20	(0.11)	—	(0.11)	10.64
2020	10.34	0.12	0.22	0.34	(0.13)	—	(0.13)	10.55
2019	10.02	0.14	0.31	0.45	(0.13)	—	(0.13)	10.34
2018	10.26	0.14	(0.24)	(0.10)	(0.14)	—	(0.14)	10.02
2017	10.43	0.15	(0.17)	(0.02)	(0.15)	—	(0.15)	10.26
Class C2 (01/11)
2021	10.60	0.13	0.09	0.22	(0.13)	—	(0.13)	10.69
2020	10.38	0.15	0.22	0.37	(0.15)	—	(0.15)	10.60
2019	10.06	0.16	0.31	0.47	(0.15)	—	(0.15)	10.38
2018	10.30	0.16	(0.23)	(0.07)	(0.17)	—	(0.17)	10.06
2017	10.46	0.17	(0.16)	0.01	(0.17)	—	(0.17)	10.30
Class I (08/97)
2021	10.63	0.20	0.10	0.30	(0.21)	—	(0.21)	10.72
2020	10.42	0.23	0.21	0.44	(0.23)	—	(0.23)	10.63
2019	10.10	0.24	0.31	0.55	(0.23)	—	(0.23)	10.42
2018	10.33	0.24	(0.23)	0.01	(0.24)	—	(0.24)	10.10
2017	10.50	0.25	(0.17)	0.08	(0.25)	—	(0.25)	10.33

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

2.69%	$ 35,100	0.80%	1.69%	4%
4.07	25,357	0.81	1.97	13
5.33	29,278	0.82	2.16	18
(0.13)	37,684	0.82	2.13	13
0.61	44,776	0.81	2.24	25

1.88	4,473	1.60	0.90	4
3.27	4,285	1.61	1.16	13
4.49	3,262	1.62	1.35	18
(0.96)	3,075	1.62	1.33	13
(0.21)	4,066	1.61	1.44	25

2.12	492	1.35	1.17	4
3.59	3,505	1.36	1.42	13
4.72	4,035	1.37	1.61	18
(0.72)	5,555	1.37	1.58	13
0.12	6,708	1.36	1.69	25

2.88	248,222	0.60	1.90	4
4.24	210,368	0.61	2.16	13
5.51	199,671	0.62	2.35	18
0.14	188,385	0.62	2.33	13
0.78	160,000	0.61	2.44	25

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Minnesota Intermediate Municipal Bond Fund ("Minnesota Intermediate"), Nuveen Minnesota Municipal Bond Fund ("Minnesota"), Nuveen Nebraska Municipal Bond Fund ("Nebraska") and Nuveen Oregon Intermediate Municipal Bond Fund ("Oregon Intermediate"), (each a "Fund" and collectively, the "Funds"), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is May 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2021 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. Class C1 Shares of the Funds (except for Oregon Intermediate, which does not offer Class C1 Shares) are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment. Class C1 Shares were sold without an up-front sales charge. Class C1 Shares for Minnesota Intermediate and Nebraska closed effective January 7, 2021. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C, Class C1 and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C, Class C1, and C2 Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class I Shares are not subject to any sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing

Notes to Financial Statements (continued)
of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Minnesota Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$451,996,653	$ —	$451,996,653
Short-Term Investments*:
Municipal Bonds	—	3,000,000	—	3,000,000
Total	$ —	$454,996,653	$ —	$454,996,653

Minnesota	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$699,393,543	$ —	$699,393,543
Short-Term Investments*:
Municipal Bonds	—	27,325,000	—	27,325,000
Total	$ —	$726,718,543	$ —	$726,718,543

Nebraska	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$128,395,358	$ —	$128,395,358

Oregon Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$279,456,517	$ —	$279,456,517

*	Refer to the Fund's Portfolio of Investments for industry classifications.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
During the current fiscal period, the Funds did not have any transactions in self-deposited Inverse Floaters and/or externally-deposited Inverse Floaters.

Notes to Financial Statements (continued)
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Purchases	$76,481,239	$174,337,155	$36,646,917	$48,729,374
Sales and maturities	24,797,100	46,779,334	5,020,000	10,060,000
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/21		Year Ended 5/31/20
Minnesota Intermediate	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,072,520	$ 32,699,984	3,269,215	$ 34,481,802
Class A – automatic conversion of Class C1 Shares	10,138	106,448	—	—
Class C	250,682	2,646,027	324,152	3,415,074
Class C1[1]	139	1,472	—	—
Class C2	85	898	178	1,876
Class I	6,080,484	64,288,024	6,400,826	66,740,031
Shares issued to shareholders due to reinvestment of distributions:
Class A	240,260	2,552,741	261,277	2,755,391
Class C	15,990	168,792	21,740	227,934
Class C1[1]	191	2,038	2,026	21,481
Class C2	4,395	46,540	8,643	90,895
Class I	242,124	2,560,476	267,302	2,805,491
	9,917,008	105,073,440	10,555,359	110,539,975
Shares redeemed:
Class A	(1,335,077)	(14,176,703)	(1,481,083)	(15,461,936)
Class C	(229,288)	(2,420,120)	(268,543)	(2,782,886)
Class C1[1]	(45,496)	(484,628)	(75,085)	(798,627)
Class C1 – automatic conversion to Class A Shares[1]	(10,099)	(106,448)	—	—
Class C2	(397,904)	(4,209,404)	(37,622)	(393,554)
Class I	(3,637,275)	(38,483,617)	(4,591,263)	(47,893,825)
	(5,655,139)	(59,880,920)	(6,453,596)	(67,330,828)
Net increase (decrease)	4,261,869	$ 45,192,520	4,101,763	$ 43,209,147

	Year Ended 5/31/21		Year Ended 5/31/20
Minnesota	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,240,544	$ 63,060,524	7,022,984	$ 83,700,999
Class A – automatic conversion of Class C1 Shares	5,764	69,803	5,019	60,189
Class A – automatic conversion of Class C2 Shares	42,328	508,666	—	—
Class C	453,926	5,456,594	761,562	9,061,592
Class C1	274	3,250	297	3,522
Class C2	64	765	163	1,950
Class I	12,311,907	147,993,082	12,331,247	145,896,158
Shares issued to shareholders due to reinvestment of distributions:
Class A	446,541	5,370,736	514,236	6,127,032
Class C	36,335	436,417	50,492	600,837
Class C1	676	8,067	5,082	60,375
Class C2	5,245	63,082	11,270	134,492
Class I	489,488	5,881,278	470,100	5,591,141
	19,033,092	228,852,264	21,172,452	251,238,287
Shares redeemed:
Class A	(2,866,394)	(34,434,785)	(3,823,273)	(45,189,660)
Class C	(564,704)	(6,791,683)	(408,209)	(4,849,509)
Class C1	(107,271)	(1,281,571)	(159,038)	(1,878,221)
Class C1 – automatic conversion to Class A Shares	(5,793)	(69,803)	(5,042)	(60,189)
Class C2	(390,056)	(4,694,777)	(96,539)	(1,151,453)
Class C2 – automatic conversion to Class A Shares	(42,262)	(508,666)	—	—
Class I	(4,720,058)	(56,763,189)	(4,182,099)	(48,917,096)
	(8,696,538)	(104,544,474)	(8,674,200)	(102,046,128)
Net increase (decrease)	10,336,554	$ 124,307,790	12,498,252	$ 149,192,159

Notes to Financial Statements (continued)
	Year Ended 5/31/21		Year Ended 5/31/20
Nebraska	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,596,843	$ 17,655,318	1,393,534	$ 15,194,795
Class A – automatic conversion of Class C1 Shares	320	3,543	2,814	30,894
Class A – automatic conversion of Class C2 Shares	5,853	64,444	—	—
Class C	65,658	726,265	81,058	879,727
Class C1[1]	30	325	10	105
Class C2	14	156	—	—
Class I	2,102,179	23,326,892	1,582,340	17,233,111
Shares issued to shareholders due to reinvestment of distributions:
Class A	85,884	951,427	88,756	966,440
Class C	2,744	30,333	4,013	43,595
Class C1[1]	114	1,250	1,121	12,121
Class C2	1,469	16,287	3,172	34,568
Class I	84,336	935,945	78,565	857,329
	3,945,444	43,712,185	3,235,383	35,252,685
Shares redeemed:
Class A	(371,745)	(4,114,186)	(277,717)	(3,009,192)
Class C	(46,528)	(515,002)	(57,908)	(628,382)
Class C1[1]	(28,860)	(317,786)	(70,786)	(765,866)
Class C1 – automatic conversion to Class A Shares[1]	(323)	(3,543)	(2,832)	(30,894)
Class C2	(123,198)	(1,360,551)	(47,521)	(512,864)
Class C2 – automatic conversion to Class A Shares	(5,847)	(64,444)	—	—
Class I	(515,959)	(5,733,835)	(931,470)	(10,014,953)
	(1,092,460)	(12,109,347)	(1,388,234)	(14,962,151)
Net increase (decrease)	2,852,984	$ 31,602,838	1,847,149	$ 20,290,534

	Year Ended 5/31/21		Year Ended 5/31/20
Oregon Intermediate	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,106,096	$ 11,847,309	397,021	$ 4,175,250
Class A – automatic conversion of Class C Shares	1,553	16,521	—	—
Class A – automatic conversion of Class C2 Shares	22,437	238,607	—	—
Class C	121,302	1,290,754	216,519	2,264,137
Class C2	59	630	—	—
Class I	6,241,013	66,956,619	4,532,819	47,679,455
Shares issued to shareholders due to reinvestment of distributions:
Class A	44,811	478,976	47,633	501,087
Class C	4,186	44,497	4,450	46,574
Class C2	3,107	33,184	4,801	50,415
Class I	199,043	2,132,049	184,326	1,942,833
	7,743,607	83,039,146	5,387,569	56,659,751
Shares redeemed:
Class A	(283,320)	(3,036,355)	(870,702)	(9,120,806)
Class C	(109,413)	(1,163,314)	(130,402)	(1,346,975)
Class C – automatic conversion to Class A Shares	(1,562)	(16,521)	—	—
Class C2	(265,422)	(2,823,911)	(62,728)	(658,840)
Class C2 – automatic conversion to Class A Shares	(22,464)	(238,607)	—	—
Class I	(3,068,147)	(32,887,661)	(4,102,830)	(42,901,990)
	(3,750,328)	(40,166,369)	(5,166,662)	(54,028,611)
Net increase (decrease)	3,993,279	$ 42,872,777	220,907	$ 2,631,140

[1]	Class C1 Shares closed effective January 7, 2021.
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable in-

terest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2021.
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Tax cost of investments	$431,563,762	$687,368,110	$122,067,756	$261,885,026
Gross unrealized:
Appreciation	$ 23,787,339	$ 40,085,320	$ 6,394,949	$ 17,730,458
Depreciation	(354,448)	(734,887)	(67,347)	(158,967)
Net unrealized appreciation (depreciation) of investments	$ 23,432,891	$ 39,350,433	$ 6,327,602	$ 17,571,491
Permanent differences, primarily due to taxable market discount and return of capital distributions, resulted in reclassifications among the Funds' components of net assets as of May 31, 2021, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2021, the Funds' tax year end, were as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Undistributed net tax-exempt income[1]	$83,030	$ —	$ —	$177,210
Undistributed net ordinary income[2]	10,001	—	—	1,435
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2021 through May 31, 2021, and paid on June 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended May 31, 2021 and May 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income[3]	$9,340,338	$14,733,717	$2,172,097	$5,266,417
Distributions from net ordinary income[2]	15,464	8,083	3,426	2,976
Distributions from net long-term capital gains	—	—	—	—

2020	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income	$10,570,471	$15,309,458	$2,188,492	$5,204,795
Distributions from net ordinary income[2]	—	—	46,738	2,644
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2021, as Exempt Interest Dividends.
As of May 31, 2021, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Notes to Financial Statements (continued)
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Not subject to expiration:
Short-term	$2,718,244	$10,003,797	$1,094,430	$3,457,065
Long-term	—	2,196,585	1,214,772	113,946
Total	$2,718,244	$12,200,382	$2,309,202	$3,571,011
During the Funds' tax year ended May 31, 2021, the following funds utilized its capital loss carryforward:
	Minnesota Intermediate	Minnesota	Oregon Intermediate
Utilized capital loss carryforwards	$19,389	$309,335	$2,652
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’

use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2021, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Minnesota Intermediate	0.1748%
Minnesota	0.1631%
Nebraska	0.1668%
Oregon Intermediate	0.1758%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of Nebraska so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. This expense limitation may be terminated or modified prior to the date listed below only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Nebraska	0.70%	July 31, 2023
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C1 Shares incur a 0.40% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	Minnesota Intermediate	Minnesota	Nebraska
Purchases	$5,147,371	$12,033,208	$844,000
Sales	—	11,883,410	—
Realized gain (loss)	—	(98,015)	—
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Sales charges collected (Unaudited)	$246,117	$577,709	$219,007	$65,101
Paid to financial intermediaries (Unaudited)	234,878	551,583	205,853	64,334
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Notes to Financial Statements (continued)
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Commission advances (Unaudited)	$235,388	$509,440	$151,159	$58,976
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
12b-1 fees retained (Unaudited)	$26,490	$77,747	$6,372	$13,979
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
CDSC retained (Unaudited)	$30,007	$56,677	$18,766	$5,141
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of "Interest expense" on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
None of the Funds utilized this facility during the current fiscal period.
9.  Subsequents Events
Class C1 and Class C2 Shares
Class C1 and Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021.
Committed Line of Credit
During June 2021, the Participating Funds renewed the standby credit facility through June 2022. In conjunction with this renewal the commitment amount increased from $2.405 billion to $2.635 billion and the interest rate changed from the higher of a) LIBOR plus 1.25% or b) the Fed Funds rate plus 1.25% to the higher of a) OBFR (Overnight Bank Funding Rate) plus 1.20% or b) the Fed Funds Rate plus 1.20%. The Participating Funds also incurred a 0.05% upfront fee on the increase of the commitment amount. All other terms remain relatively unchanged.

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Minnesota Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Minnesota Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Intermediate Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Intermediate Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Minnesota Intermediate Municipal Bond Fund (the “Minnesota Intermediate Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and first quartile for the three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021, the Fund ranked in the first quartile of its Performance Peer Group for such periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Minnesota Municipal Bond Fund (the “Minnesota Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and the first quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2020. Further, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and the first quartile for the three- and five-year periods ended March 31, 2021. In addition, for periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year pe-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
riod and ranked in the second quartile of its Performance Peer Group for the one- and three-year periods and first quartile for the five-year period. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Nebraska Municipal Bond Fund (the “Nebraska Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2020, the Fund outperformed its benchmark for the one-year period ended December 31, 2020 and ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and the second quartile for the three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2021, the Fund ranked in the third quartile for the three- and five-year periods ended March 31, 2021. Similarly, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the third quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Oregon Intermediate Municipal Bond Fund (the “Oregon Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020 and March 31, 2021, the Fund ranked in the first quartile of its Performance Peer Group for such periods. In addition, for periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Nebraska Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Minnesota Intermediate Fund and the Oregon Fund each had a net management fee that was higher than the peer average, but a net expense ratio that was in line with the peer average; (b) the Minnesota Fund had a net management fee and a net expense ratio that were in line with the respective peer averages; and (c) the Nebraska Fund had a net management fee that was higher than the peer average and a net expense ratio that was slightly higher than the peer average. The Independent Board Members noted that although the Nebraska Fund’s net expense ratio did not change from the prior year of 2019, the peer average experienced a slight decrease.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the temporary expense cap applicable to the Nebraska Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Director oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	143
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	143

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	143
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	143
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Director	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	143
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	143
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	143
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	143
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Director	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	143

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	143
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-FTFI-0521D1706532-INV-Y-07/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PriceWaterHouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PriceWaterHouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Minnesota Municipal Bond Fund	21,575	6,500	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	20,795	6,500	0	0
Nuveen Nebraska Municipal Bond Fund	19,785	6,500	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	20,265	6,500	0	0

Total	$82,420	$26,000	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Minnesota Municipal Bond Fund	0%	0%	0%	0%
Nuveen Minnesota Intermediate Municipal Bond Fund	0%	0%	0%	0%
Nuveen Nebraska Municipal Bond Fund	0%	0%	0%	0%
Nuveen Oregon Intermediate Municipal Bond Fund	0%	0%	0%	0%

May 30, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Minnesota Municipal Bond Fund	20,950	0	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	20,335	0	0	0
Nuveen Nebraska Municipal Bond Fund	19,295	0	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	19,820	0	0	0

Total	$80,400	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Minnesota Municipal Bond Fund	0%	0%	0%	0%
Nuveen Minnesota Intermediate Municipal Bond Fund	0%	0%	0%	0%
Nuveen Nebraska Municipal Bond Fund	0%	0%	0%	0%
Nuveen Oregon Intermediate Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 30, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Minnesota Municipal Bond Fund	0	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	0	0	0
Nuveen Nebraska Municipal Bond Fund	0	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 30, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Minnesota Municipal Bond Fund	0	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	0	0	0
Nuveen Nebraska Municipal Bond Fund	0	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: August 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: August 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 5, 2021